United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn L. Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Balanced Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFRORMANCE SUMMARY

Janus Henderson VIT Balanced Portfolio’s Institutional Shares and Service Shares returned 12.86% and 12.71%, respectively, for the six-month period ended June 30, 2019. That compares with 18.54% for the Portfolio’s primary benchmark, the S&P 500® Index, and 6.11% for the Portfolio’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Balanced Index, an internally calculated benchmark composed of a 55% weighting in the S&P 500 Index and a 45% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index, returned 13.01%.

INVESTMENT ENVIRONMENT

Stocks gained ground during the period. Early on, the Federal Reserve (Fed) signaled it would hold rates steady in 2019, in stark contrast to its 2018 indication that it would hike this year, which supported equity markets. Resilient corporate profits and better-than-expected GDP growth also propelled stocks. Economic data, particularly related to global manufacturing, weakened later in the period, and U.S.-China trade negotiations caused some volatility, raising fear that trade tensions could dent an already-slowing global economy. But the expectation for more accommodative monetary policy from central banks, including a potential rate cut by the Fed, drove equities higher again near period end. Major equity indices ended the period with double-digit percentage gains. Within the S&P 500 Index, all sectors generated positive returns with information technology, consumer discretionary and industrials leading the pack. The health care, energy and utilities sectors lagged.

The risk appetite for corporate credit generally tracked that of equities, with investment-grade and high-yield spreads (the difference in yield between corporate securities and their underlying risk-free benchmarks) fluctuating, but ultimately finishing tighter. Treasuries also rallied, and lower yields further supported returns in corporate credit. The yield on the 10-year note closed the period at 2.01%, down from 2.68% in December.

PERFORMANCE DISCUSSION

The equity-to-fixed-income allocation ended the period approximately 60% equity, 40% fixed income and a small allocation to cash. Our equity allocation may vary based on market conditions, and currently reflects our view that on a risk-adjusted basis, equities present more attractive opportunities relative to fixed income.

The Portfolio’s equity sleeve performed in line with the S&P 500 Index. Security selection in health care weighed on relative results, with two of the Portfolio’s three largest individual detractors falling into this category. This included biopharmaceuticals company AbbVie. Early in the period, the company reported declining non-U.S. sales for its blockbuster rheumatoid arthritis drug, Humira, which now faces biosimilar competition in Europe. Further weighing on the name were uncertainties pertaining to changes to the management team and concern around whether the company’s pipeline could help replace some of the lost Humira sales. In the latter half of the period, political rhetoric around pharmaceutical drug prices and Democratic candidate proposals of health care for all pressured health care names across the board. We have been re-evaluating our health care exposure amid the uncertainty and finished the period underweight, which offset some of the losses from stock selection in the sector. We also trimmed our position in AbbVie.

Pharmaceutical company Bristol-Myers Squibb also detracted. During the period, the company announced it would acquire Celgene for $74 billion. Investors became concerned of the premium Bristol-Myers Squibb was paying for Celgene considering it is facing patent challenges of its multiple myeloma drug Revlimid and is being forced to divest two high-value drugs. We added to the position as we believe the deal should help expand Bristol-Myers’ pipeline and create cost synergies.

Janus Aspen Series	1

Janus Henderson VIT Balanced Portfolio (unaudited)

Stock selection in the industrials and consumer staples sectors also weighed on relative performance. Supermarket chain Kroger was among the top individual detractors. The company’s three-year “Restock Kroger” plan, designed to improve shareholder value, got off to a slower-than-expected start. Kroger’s investments in its omnichannel shopping initiatives and in-store grocery pickup are also likely to come at a substantially higher-than-expected cost, resulting in concerns over the company’s ability to meet its operating targets and return value to shareholders. In light of these factors, and heightened competition from Amazon and Walmart in the grocer arena, we trimmed our exposure and continue to review our position.

While the aforementioned holdings disappointed, we were pleased with other aspects of performance. Our overweight allocation and stock selection in the strong-performing information technology sector benefited relative results. Microsoft was the strongest individual contributor to performance. The company’s Azure cloud platform and subscription-based Office 365 suite continue to grow, and the demand outlook for these products remains robust.

Multinational financial services corporation Mastercard was another contributor. The company is growing faster than its competition and benefiting from smart acquisitions and its fixed-cost business model, which is resulting in high incremental margins. Payments companies continue to benefit as credit cards and electronic payments grow in popularity among consumers and businesses globally.

Membership-only warehouse club Costco also contributed. The company has been growing its grocery business and expanding its organics line, and the retailer is well positioned from a competitor standpoint to take market share. Costco’s international growth prospects are another attractive aspect as it continues to see strong customer reception in new and existing countries.

The Portfolio’s fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The tailwind we expect from the Fed’s accommodative pivot and subsequent pledge to “act as appropriate” to sustain the economic expansion led us to add to our U.S.-based corporate credit allocation. Our expectation for limited net new issuance coupled with strong demand amid investors’ search for yield also contributed to our decision to raise our allocation off a multi-year low. While we have added selectively to what we believe are higher-quality business models in high yield, the increase has been primarily in the investment-grade sector. Given the Fed’s next move will likely be a cut, we continued to reduce our floating rate exposure, including positions in certain asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and bank loans. We also trimmed our Treasury allocation, but shifted into longer-dated Treasury exposure to help balance the risk from our increased corporate credit allocation. We expect lower Treasury yields and a relatively flat curve as U.S. yields remain attractive versus their global peers. The increase in long-dated Treasuries contributed to the lengthening of the fixed income sleeve’s overall duration (a measure of sensitivity to changes in interest rates), which ended the period at approximately 112% of the index.

The Portfolio’s out-of-index allocation to high-yield corporate bonds contributed to relative performance during the spread-tightening environment. Adding Treasury duration also proved beneficial, as our bias to longer-dated bonds benefited results during the period’s rally in rates. Our additions to investment-grade corporates, the strongest-performing benchmark sector, also supported relative results.

A modest cash balance detracted from relative performance, given the strong performance in riskier assets during the period. Although we significantly reduced our floating-rate exposure, front-end and floating rate collateralized mortgage obligations, ABS, CMBS, and collateralized loan obligations also detracted from relative performance, largely due to their lack of duration.

OUTLOOK

Myriad geopolitical and economic uncertainties continue to trouble investors – from slowing global growth to trade tensions, U.S.-Iran relations and the upcoming U.S. presidential campaign season. Political rhetoric around U.S. technology companies, drug pricing and health care for all are already creating challenges for investors. While all of these have the potential to generate bouts of market volatility, our outlook for equities remains positive overall. U.S. economic growth is relatively healthy and company growth, while slowing, is still constructive. More accommodative policy from the Fed will also serve as a tailwind for stocks. We believe there is a high probability the Fed will announce one interest rate cut this year, although second quarter earnings will provide more clarity into the underlying health of the economy. We are optimistic for a resolution to U.S.-China trade relations, which would also be a boon to equities, but even an

2	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio (unaudited)

agreement to get the Boeing 737 Max airliner back in the air could be positive for the global economy and help to ease some concerns around geopolitical tensions.

Amid this shifting landscape, we are particularly focused on companies that are disruptors in their sectors and/or benefiting from attractive secular tailwinds such as the migration to cloud technology, the rise of Software as a Service and electronic payments, and the uptick in global consumer travel. We are focused on companies that generate high levels of free cash flow that will support them through periods of volatility in both the economy and the equity market. We seek strong growth prospects with improving fundamentals, including those making investments that should drive shareholder value over time.

Within fixed income, we think both Treasuries and credit can continue to perform well in the near term. Treasury yields can continue to rally on the back of the Fed pivot and low to negative yields abroad. Supply/demand technicals also remain favorable for U.S. investment-grade corporate credit, given limited net new issuance. Further, given the constructive state of the U.S. economy and corporate fundamentals, coupled with the Fed’s backstop, it is difficult to envision a sustained sell-off in corporate credit without recession risks and default rates trending higher. However, there is no doubt that the landscape can change quickly given the macro uncertainties at this late stage of the credit cycle. We believe a focus on higher-quality business models remains prudent and intend to remain diversified across fixed income asset classes. Thorough vetting of all opportunities, coupled with security avoidance remains critical.

Thank you for your investment in the Janus Henderson VIT Balanced Portfolio.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	1.84%	AbbVie Inc	-0.27%
	Mastercard Inc	1.69%	Kroger Co	-0.19%
	Costco Wholesale Corp	0.80%	Bristol-Myers Squibb Co	-0.14%
	Apple Inc	0.72%	EOG Resources Inc	-0.11%
	Adobe Inc	0.64%	Allergan PLC	-0.09%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	0.61%	23.62%	20.90%
	Financials	0.53%	12.67%	13.20%
	Energy	0.40%	2.20%	5.31%
	Real Estate	0.18%	2.81%	3.03%
	Utilities	0.13%	0.00%	3.27%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.61%	12.35%	14.49%
	Consumer Staples	-0.37%	10.46%	7.26%
	Industrials	-0.34%	12.96%	9.46%
	Other**	-0.29%	1.29%	0.00%
	Materials	-0.26%	2.18%	2.68%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.7%
Mastercard Inc
Information Technology Services	2.9%
Boeing Co
Aerospace & Defense	2.0%
Alphabet Inc - Class C
Interactive Media & Services	2.0%
McDonald's Corp
Hotels, Restaurants & Leisure	2.0%
12.6%

Asset Allocation - (% of Net Assets)
Common Stocks	59.8%
Corporate Bonds	17.7%
Mortgage-Backed Securities	10.1%
United States Treasury Notes/Bonds	9.0%
Asset-Backed/Commercial Mortgage-Backed Securities	2.6%
Investment Companies	2.2%
Bank Loans and Mezzanine Loans	0.1%
Other	(1.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of December 31, 2018

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019						per the April 30, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	12.86%	10.18%	7.93%	10.34%	9.88%	0.63%
Service Shares	12.71%	9.92%	7.66%	10.07%	9.70%	0.88%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%	9.58%
Bloomberg Barclays U.S. Aggregate Bond Index	6.11%	7.87%	2.95%	3.90%	5.15%
Balanced Index	13.01%	9.75%	7.36%	9.96%	7.83%
Morningstar Quartile - Institutional Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	42/748	19/682	71/556	10/217

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

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Janus Henderson VIT Balanced Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Institutional Shares	$1,000.00	$1,128.60	$3.27	$1,000.00	$1,021.72	$3.11	0.62%
Service Shares	$1,000.00	$1,127.10	$4.59	$1,000.00	$1,020.48	$4.36	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.6%
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	$638,531	$649,963
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	2,871,000	2,911,953
Applebee's Funding LLC / IHOP Funding LLC, 4.7230%, 6/7/49 (144A)	1,364,000	1,390,941
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	1,069,504	1,090,039
BAMLL Commercial Mortgage Securities Trust 2018-DSNY,
ICE LIBOR USD 1 Month + 0.8500%, 3.2443%, 9/15/34 (144A)‡	1,905,000	1,904,435
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 3.1163%, 3/15/37 (144A)‡	5,200,000	5,182,428
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	2,528,000	2,781,800
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 3.1443%, 11/15/33 (144A)‡	4,638,038	4,638,013
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	1,140,000	1,196,150
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	1,172,000	1,205,718
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	1,545,312	1,568,844
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	1,641,000	1,682,195
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	663,000	681,455
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	1,312,000	1,376,425
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	578,693	579,082
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	779,130	804,734
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	2,997,000	3,112,026
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	2,613,000	2,720,248
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	1,458,000	1,484,225
Drive Auto Receivables Trust 2019-1, 4.0900%, 6/15/26	613,000	634,281
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.4044%, 7/25/24‡	4,162,292	4,338,279
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 1.1500%, 3.5544%, 9/25/29‡	399,034	399,998
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.9500%, 3.3544%, 10/25/29‡	284,527	285,247
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.6000%, 3.0298%, 7/25/30‡	665,543	665,139
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.7200%, 3.1244%, 1/25/31‡	198,881	198,942
Fannie Mae Connecticut Avenue Securities 2017-C06,
ICE LIBOR USD 1 Month + 0.7500%, 3.1544%, 2/25/30‡	236,195	236,229
Fannie Mae Connecticut Avenue Securities 2018-C04,
ICE LIBOR USD 1 Month + 0.7500%, 3.1544%, 2/25/30‡	298,863	298,909
Fannie Mae REMICS, 3.0000%, 5/25/48	4,586,015	4,666,005
Ginnie Mae II Pool, 3.5000%, 5/20/49	4,247,647	4,335,518
Ginnie Mae II Pool, 3.5000%, 6/20/49	1,733,842	1,769,710
Government National Mortgage Association - Class FQ,
ICE LIBOR USD 1 Month + 0.4500%, 2.8329%, 2/20/49‡	4,186,291	4,184,050
Government National Mortgage Association - Class QF,
ICE LIBOR USD 1 Month + 0.4500%, 2.8329%, 2/20/49‡	3,693,355	3,691,343
Jack in the Box Funding, LLC 2019-1A A23, 4.9700%, 8/25/49	3,555,000	3,555,000
Jack in the Box Funding, LLC 2019-1A A2I, 3.9820%, 8/25/49	3,555,000	3,555,000
Jack in the Box Funding, LLC 2019-1A A2II, 4.4760%, 8/25/49	3,605,000	3,605,000
JP Morgan Mortgage Trust,
ICE LIBOR USD 1 Month + 0.9000%, 3.3041%, 11/25/49 (144A)‡	624,000	624,399
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 3.2544%, 11/25/51 (144A)‡	6,593,000	6,578,291
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	1,231,886	1,292,568
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	570,000	587,122
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	566,000	589,190
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	3,056,000	3,114,105
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	4,050,000	4,098,809
Sequoia Mortgage Trust 2018-7 A19, 4.0000%, 9/25/48 (144A)‡	962,324	975,765
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 3.2796%, 9/24/19 (144A)‡	6,735,248	6,735,248
Station Place Securitization Trust Series 2019-4, 3.3296%, 6/24/20 (144A)‡	6,615,000	6,615,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Towd Point Asset Funding, LLC 2019-HE1 A1, 3.3410%, 4/25/48 (144A)	$4,014,000	$4,001,235
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3076%, 5/15/46‡	205,657	207,897
Wells Fargo Mortgage Backed Securities 2018-1, 3.5000%, 7/25/47 (144A)‡	790,075	791,658
Wells Fargo Mortgage Backed Securities 2019-1 Trust,
4.0000%, 11/25/48 (144A)‡	1,602,834	1,629,393
Wells Fargo Mortgage Backed Securities 2019-2 Trust,
4.0000%, 4/25/49 (144A)‡	1,531,059	1,549,753
Wendy's Funding LLC, 3.5730%, 3/15/48 (144A)	1,076,605	1,088,095
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	4,855,611	4,929,521
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $117,707,419)		118,787,373
Bank Loans and Mezzanine Loans – 0.1%
Electric – 0.1%
Vistra Operations Co LLC, ICE LIBOR USD 1 Month + 2.0000%, 4.4024%, 8/4/23‡ (cost $4,597,075)	4,585,444	4,576,869
Corporate Bonds – 17.7%
Banking – 2.5%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	13,470,000	14,146,763
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	3,294,000	3,521,232
Bank of America Corp, ICE LIBOR USD 3 Month + 1.2100%, 3.9740%, 2/7/30‡	4,455,000	4,771,207
Bank of Montreal, 3.3000%, 2/5/24	4,392,000	4,553,454
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	16,551,000	17,503,042
Citizens Financial Group Inc, 3.7500%, 7/1/24	860,000	873,332
Citizens Financial Group Inc, 4.3500%, 8/1/25	613,000	643,108
Citizens Financial Group Inc, 4.3000%, 12/3/25	2,207,000	2,333,700
First Republic Bank/CA, 4.6250%, 2/13/47	1,653,000	1,777,437
Goldman Sachs Capital I, 6.3450%, 2/15/34	3,650,000	4,585,165
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	7,054,000	7,541,187
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28‡	4,935,000	5,229,418
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	13,273,000	14,761,772
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.1600%, 3.7020%, 5/6/30‡	4,344,000	4,578,270
Morgan Stanley, 4.3500%, 9/8/26	3,985,000	4,271,516
Morgan Stanley, 3.9500%, 4/23/27	6,273,000	6,558,554
Morgan Stanley, ICE LIBOR USD 3 Month + 1.6280%, 4.4310%, 1/23/30‡	7,582,000	8,393,955
Synchrony Financial, 4.3750%, 3/19/24	876,000	916,882
Synchrony Financial, 3.9500%, 12/1/27	3,704,000	3,698,036
Synchrony Financial, 5.1500%, 3/19/29	3,446,000	3,711,502
		114,369,532
Basic Industry – 1.4%
Allegheny Technologies Inc, 5.9500%, 1/15/21	3,219,000	3,307,523
CF Industries Inc, 4.5000%, 12/1/26 (144A)	1,481,000	1,539,270
Constellium NV, 5.7500%, 5/15/24 (144A)	4,159,000	4,252,578
Freeport-McMoRan Inc, 3.5500%, 3/1/22	11,389,000	11,403,236
Freeport-McMoRan Inc, 3.8750%, 3/15/23	4,437,000	4,437,000
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	4,380,000	4,441,905
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	2,291,000	2,404,537
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	4,363,000	4,493,890
Novelis Corp, 5.8750%, 9/30/26 (144A)	8,146,000	8,247,825
Nutrien Ltd, 4.2000%, 4/1/29	794,000	856,818
Nutrien Ltd, 5.0000%, 4/1/49	962,000	1,090,835
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	2,242,000	2,353,200
Steel Dynamics Inc, 5.5000%, 10/1/24	4,065,000	4,212,356
WRKCo Inc, 3.7500%, 3/15/25	258,000	268,325
WRKCo Inc, 4.6500%, 3/15/26	1,563,000	1,699,139
WRKCo Inc, 3.3750%, 9/15/27	280,000	280,326
WRKCo Inc, 4.0000%, 3/15/28	940,000	975,614
WRKCo Inc, 4.9000%, 3/15/29	6,824,000	7,456,750
		63,721,127
Brokerage – 0.3%
Cboe Global Markets Inc, 3.6500%, 1/12/27	2,983,000	3,130,272

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
E*TRADE Financial Corp, 3.8000%, 8/24/27	$2,631,000	$2,648,002
E*TRADE Financial Corp, 4.5000%, 6/20/28	988,000	1,038,423
Raymond James Financial Inc, 5.6250%, 4/1/24	1,553,000	1,756,276
Raymond James Financial Inc, 4.9500%, 7/15/46	2,715,000	3,059,379
		11,632,352
Capital Goods – 0.8%
Arconic Inc, 5.4000%, 4/15/21	1,566,000	1,623,332
Ball Corp, 4.3750%, 12/15/20	2,079,000	2,124,738
Boeing Co, 2.2500%, 6/15/26	504,000	490,579
Boeing Co, 3.2500%, 3/1/28	623,000	645,978
Boeing Co, 3.2000%, 3/1/29	3,650,000	3,764,908
Boeing Co, 3.6000%, 5/1/34	4,246,000	4,429,094
Entegris Inc, 4.6250%, 2/10/26 (144A)	2,520,000	2,538,900
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	5,403,000	5,592,105
Masonite International Corp, 5.6250%, 3/15/23 (144A)	809,000	833,270
Wabtec Corp, 4.4000%, 3/15/24	3,516,000	3,720,771
Wabtec Corp, 3.4500%, 11/15/26	975,000	952,340
Wabtec Corp, 4.9500%, 9/15/28	10,704,000	11,471,661
		38,187,676
Communications – 2.4%
AT&T Inc, 3.6000%, 7/15/25	1,905,000	1,974,292
AT&T Inc, 4.3500%, 3/1/29	7,523,000	8,070,575
AT&T Inc, 5.2500%, 3/1/37	865,000	969,991
AT&T Inc, 4.8500%, 3/1/39	2,536,000	2,720,046
AT&T Inc, 4.7500%, 5/15/46	2,777,000	2,919,606
AT&T Inc, 5.1500%, 11/15/46	2,001,000	2,210,230
AT&T Inc, 4.5000%, 3/9/48	2,575,000	2,638,120
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	2,235,000	2,244,778
CenturyLink Inc, 6.4500%, 6/15/21	2,658,000	2,810,835
CenturyLink Inc, 5.8000%, 3/15/22	1,479,000	1,541,858
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	2,823,000	3,063,099
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.0500%, 3/30/29	14,387,000	15,849,899
Comcast Corp, 3.1500%, 3/1/26	1,836,000	1,896,611
Comcast Corp, 4.1500%, 10/15/28	2,251,000	2,481,074
Comcast Corp, 4.2500%, 10/15/30	2,459,000	2,738,871
Comcast Corp, 4.6000%, 10/15/38	2,000,000	2,287,986
Comcast Corp, 4.9500%, 10/15/58	2,059,000	2,509,466
Crown Castle International Corp, 3.6500%, 9/1/27	1,958,000	2,015,444
Crown Castle International Corp, 4.3000%, 2/15/29	2,227,000	2,394,335
Crown Castle International Corp, 5.2000%, 2/15/49	2,475,000	2,843,994
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	4,508,000	4,919,355
Fox Corp, 4.0300%, 1/25/24 (144A)	1,479,000	1,572,442
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	3,526,000	3,614,855
T-Mobile USA Inc, 6.3750%, 3/1/25	4,820,000	5,005,570
UBM PLC, 5.7500%, 11/3/20 (144A)	3,003,000	3,109,559
Verizon Communications Inc, 2.6250%, 8/15/26	3,269,000	3,246,432
Verizon Communications Inc, 4.3290%, 9/21/28	7,718,000	8,534,837
Verizon Communications Inc, 3.8750%, 2/8/29	1,308,000	1,402,279
Verizon Communications Inc, 4.8620%, 8/21/46	1,321,000	1,537,422
Verizon Communications Inc, 4.5220%, 9/15/48	975,000	1,088,971
Verizon Communications Inc, 5.0120%, 8/21/54	1,983,000	2,370,615
Viacom Inc, 5.8500%, 9/1/43	3,769,000	4,446,776
		107,030,223
Consumer Cyclical – 1.2%
AutoZone Inc, 3.7500%, 4/18/29	3,471,000	3,607,537

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	$808,000	$817,050
Ford Motor Credit Co LLC, 4.3890%, 1/8/26	3,643,000	3,660,644
Ford Motor Credit Co LLC, 3.8150%, 11/2/27	5,675,000	5,434,747
Ford Motor Credit Co LLC, 5.1130%, 5/3/29	4,412,000	4,509,726
General Motors Co, 5.0000%, 10/1/28	2,955,000	3,103,427
General Motors Financial Co Inc, 4.3500%, 4/9/25	2,570,000	2,651,173
General Motors Financial Co Inc, 4.3000%, 7/13/25	790,000	814,290
General Motors Financial Co Inc, 4.3500%, 1/17/27	1,380,000	1,405,149
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	1,284,000	1,375,678
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	1,489,000	1,610,026
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,475,000	1,562,763
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	2,588,000	2,775,889
Lowe's Cos Inc, 3.6500%, 4/5/29	2,720,000	2,841,503
MDC Holdings Inc, 5.5000%, 1/15/24	2,249,000	2,395,185
MGM Resorts International, 6.6250%, 12/15/21	1,515,000	1,636,200
MGM Resorts International, 7.7500%, 3/15/22	544,000	606,560
O'Reilly Automotive Inc, 3.6000%, 9/1/27	90,000	92,498
O'Reilly Automotive Inc, 4.3500%, 6/1/28	696,000	752,179
O'Reilly Automotive Inc, 3.9000%, 6/1/29	4,040,000	4,234,504
Service Corp International/US, 5.1250%, 6/1/29	4,366,000	4,595,215
Starbucks Corp, 4.4500%, 8/15/49	2,631,000	2,877,543
		53,359,486
Consumer Non-Cyclical – 3.6%
Allergan Finance LLC, 3.2500%, 10/1/22	2,482,000	2,522,452
Allergan Funding SCS, 3.4500%, 3/15/22	4,584,000	4,678,946
Allergan Funding SCS, 3.8000%, 3/15/25	2,964,000	3,074,473
Allergan Inc/United States, 2.8000%, 3/15/23	197,000	196,391
Anheuser-Busch InBev Worldwide Inc, 4.1500%, 1/23/25	8,281,000	8,961,678
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	3,842,000	4,352,079
Bausch Health Cos Inc, 7.0000%, 3/15/24 (144A)	3,581,000	3,805,171
Boston Scientific Corp, 3.7500%, 3/1/26	1,940,000	2,062,173
Boston Scientific Corp, 4.0000%, 3/1/29	1,009,000	1,090,820
Boston Scientific Corp, 4.7000%, 3/1/49	1,617,000	1,853,578
Bristol-Myers Squibb Co, 3.4000%, 7/26/29 (144A)	1,857,000	1,942,192
Bristol-Myers Squibb Co, 4.1250%, 6/15/39 (144A)	1,340,000	1,451,494
Bristol-Myers Squibb Co, 4.2500%, 10/26/49 (144A)	2,303,000	2,534,879
Campbell Soup Co, 3.9500%, 3/15/25	1,915,000	1,991,010
Campbell Soup Co, 4.1500%, 3/15/28	2,853,000	2,977,117
Campbell Soup Co, 4.8000%, 3/15/48	3,568,000	3,606,580
CVS Health Corp, 4.7500%, 12/1/22	1,192,000	1,265,398
CVS Health Corp, 4.1000%, 3/25/25	4,076,000	4,296,618
CVS Health Corp, 4.3000%, 3/25/28	2,045,000	2,155,287
CVS Health Corp, 5.0500%, 3/25/48	2,664,000	2,833,336
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	1,436,000	1,506,565
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	1,339,000	1,494,710
Eli Lilly & Co, 3.3750%, 3/15/29	8,418,000	8,961,381
General Mills Inc, 4.2000%, 4/17/28	4,448,000	4,790,871
GlaxoSmithKline Capital PLC, 3.3750%, 6/1/29	4,819,000	5,093,232
HCA Inc, 4.7500%, 5/1/23	3,958,000	4,218,560
HCA Inc, 4.5000%, 2/15/27	4,199,000	4,477,986
HCA Inc, 4.1250%, 6/15/29	10,474,000	10,717,484
HCA Inc, 5.1250%, 6/15/39	1,836,000	1,907,079
HCA Inc, 5.2500%, 6/15/49	2,672,000	2,778,105
IQVIA Inc, 5.0000%, 5/15/27 (144A)	2,302,000	2,376,815
JBS USA LUX SA / JBS USA Finance Inc, 5.8750%, 7/15/24 (144A)	1,013,000	1,042,124
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	1,821,000	1,893,840
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	559,000	607,214
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	796,000	864,655

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	$4,089,000	$4,473,639
Keurig Dr Pepper Inc, 5.0850%, 5/25/48	1,621,000	1,802,865
Kraft Heinz Foods Co, 4.0000%, 6/15/23	1,124,000	1,175,588
Kraft Heinz Foods Co, 3.0000%, 6/1/26	7,557,000	7,350,689
Kraft Heinz Foods Co, 4.6250%, 1/30/29	1,422,000	1,529,327
Kraft Heinz Foods Co, 5.0000%, 6/4/42	1,208,000	1,239,823
Kraft Heinz Foods Co, 4.3750%, 6/1/46	3,225,000	3,060,787
Mars Inc, 2.7000%, 4/1/25 (144A)	1,642,000	1,674,458
Mars Inc, 3.2000%, 4/1/30 (144A)	2,004,000	2,081,089
Mars Inc, 3.9500%, 4/1/49 (144A)	2,685,000	2,885,279
Mars Inc, 4.2000%, 4/1/59 (144A)	1,714,000	1,860,468
Newell Brands Inc, 4.2000%, 4/1/26	4,615,000	4,584,813
Newell Brands Inc, 5.3750%, 4/1/36	5,291,000	5,222,016
Sysco Corp, 2.5000%, 7/15/21	629,000	631,544
Tenet Healthcare Corp, 6.0000%, 10/1/20	2,508,000	2,586,375
Teva Pharmaceutical Finance Co BV, 3.6500%, 11/10/21	2,004,000	1,928,850
Teva Pharmaceutical Finance IV LLC, 2.2500%, 3/18/20	3,815,000	3,778,758
Valvoline Inc, 5.5000%, 7/15/24	1,310,000	1,354,540
Valvoline Inc, 4.3750%, 8/15/25	2,942,000	2,934,645
		162,537,846
Electric – 1.2%
NRG Energy Inc, 3.7500%, 6/15/24 (144A)	4,582,000	4,705,110
NRG Energy Inc, 7.2500%, 5/15/26	3,525,000	3,881,906
NRG Energy Inc, 6.6250%, 1/15/27	4,756,000	5,166,205
NRG Energy Inc, 5.7500%, 1/15/28	885,000	949,163
NRG Energy Inc, 4.4500%, 6/15/29 (144A)	4,416,000	4,592,445
NRG Energy Inc, 5.2500%, 6/15/29 (144A)	1,741,000	1,856,341
Oncor Electric Delivery Co LLC, 2.7500%, 6/1/24 (144A)	3,561,000	3,625,801
Oncor Electric Delivery Co LLC, 3.7000%, 11/15/28 (144A)	2,856,000	3,074,091
Oncor Electric Delivery Co LLC, 3.8000%, 6/1/49 (144A)	4,370,000	4,606,328
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	2,553,000	2,641,698
Southern Co, 2.9500%, 7/1/23	1,972,000	1,999,751
Vistra Operations Co LLC, 5.5000%, 9/1/26 (144A)	1,597,000	1,686,831
Vistra Operations Co LLC, 5.6250%, 2/15/27 (144A)	8,915,000	9,438,756
Vistra Operations Co LLC, 5.0000%, 7/31/27 (144A)	5,891,000	6,093,326
		54,317,752
Energy – 1.7%
AmeriGas Partners LP / AmeriGas Finance Corp, 5.6250%, 5/20/24	152,000	161,880
AmeriGas Partners LP / AmeriGas Finance Corp, 5.5000%, 5/20/25	5,719,000	6,019,248
Cenovus Energy Inc, 4.2500%, 4/15/27	1,450,000	1,499,461
Cheniere Energy Partners LP, 5.6250%, 10/1/26 (144A)	2,107,000	2,222,885
Continental Resources Inc/OK, 5.0000%, 9/15/22	4,439,000	4,473,821
Continental Resources Inc/OK, 4.5000%, 4/15/23	3,628,000	3,810,533
Energy Transfer Operating LP, 4.2500%, 3/15/23	1,660,000	1,732,303
Energy Transfer Operating LP, 5.8750%, 1/15/24	1,589,000	1,765,981
Energy Transfer Operating LP, 5.5000%, 6/1/27	1,185,000	1,324,085
Energy Transfer Operating LP, 4.9500%, 6/15/28	184,000	201,078
Energy Transfer Operating LP, 6.1250%, 12/15/45	1,005,000	1,150,539
Energy Transfer Operating LP, 6.0000%, 6/15/48	3,145,000	3,586,090
EnLink Midstream Partners LP, 4.1500%, 6/1/25	3,556,000	3,484,880
EQM Midstream Partners LP, 5.5000%, 7/15/28	3,699,000	3,899,115
Hess Corp, 4.3000%, 4/1/27	9,059,000	9,392,840
HollyFrontier Corp, 5.8750%, 4/1/26	3,598,000	3,953,499
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	1,292,000	1,354,398
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	133,000	139,371
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	937,000	1,003,238
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	842,000	973,626
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	562,000	634,365
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	3,174,000	3,269,220

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	$1,911,000	$2,023,271
NuStar Logistics LP, 5.6250%, 4/28/27	1,764,000	1,777,230
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	4,020,000	4,279,358
Range Resources Corp, 5.7500%, 6/1/21	1,653,000	1,669,530
Range Resources Corp, 5.8750%, 7/1/22	2,727,000	2,699,730
Range Resources Corp, 5.0000%, 3/15/23	3,701,000	3,483,566
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
4.7500%, 10/1/23 (144A)	3,401,000	3,447,832
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 9/15/24 (144A)	1,268,000	1,309,210
		76,742,183
Finance Companies – 0.1%
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	4,725,000	4,659,604
Financial Institutions – 0.1%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,938,000	3,054,022
Industrial Conglomerates – 0.1%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	6,050,000	5,803,523
Insurance – 0.3%
Brown & Brown Inc, 4.5000%, 3/15/29	2,000,000	2,099,920
Centene Corp, 4.7500%, 5/15/22	180,000	183,825
Centene Corp, 6.1250%, 2/15/24	2,096,000	2,195,560
Centene Corp, 5.3750%, 6/1/26 (144A)	5,442,000	5,720,903
Cigna Corp, 3.4000%, 9/17/21 (144A)	600,000	611,510
Cigna Corp, 3.7500%, 7/15/23 (144A)	2,442,000	2,541,086
		13,352,804
Real Estate Investment Trusts (REITs) – 0.2%
Reckson Operating Partnership LP, 7.7500%, 3/15/20	3,885,000	4,022,529
Ventas Realty LP, 3.5000%, 4/15/24	3,997,000	4,144,877
		8,167,406
Technology – 1.8%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27	2,001,000	1,961,727
Broadcom Inc, 4.2500%, 4/15/26 (144A)	2,605,000	2,639,075
Broadcom Inc, 4.7500%, 4/15/29 (144A)	3,562,000	3,649,889
CommScope Inc, 5.5000%, 3/1/24 (144A)	2,870,000	2,945,338
CommScope Inc, 6.0000%, 3/1/26 (144A)	4,737,000	4,855,425
Dell International LLC / EMC Corp, 5.8750%, 6/15/21 (144A)	7,363,000	7,485,188
Dell International LLC / EMC Corp, 5.3000%, 10/1/29 (144A)	2,172,000	2,285,833
Fidelity National Information Services Inc, 3.7500%, 5/21/29	1,238,000	1,314,412
Lam Research Corp, 4.0000%, 3/15/29	758,000	806,849
Marvell Technology Group Ltd, 4.2000%, 6/22/23	1,361,000	1,416,771
Marvell Technology Group Ltd, 4.8750%, 6/22/28	5,671,000	6,009,168
Micron Technology Inc, 5.5000%, 2/1/25	1,280,000	1,316,800
Micron Technology Inc, 4.9750%, 2/6/26	1,668,000	1,759,284
Micron Technology Inc, 5.3270%, 2/6/29	4,281,000	4,529,923
Oracle Corp, 3.9000%, 5/15/35	1,801,000	1,948,195
Qorvo Inc, 5.5000%, 7/15/26	2,825,000	2,989,698
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,502,633
Trimble Inc, 4.7500%, 12/1/24	5,123,000	5,383,670
Trimble Inc, 4.9000%, 6/15/28	9,542,000	10,218,658
Verisk Analytics Inc, 5.8000%, 5/1/21	2,947,000	3,124,818
Verisk Analytics Inc, 4.1250%, 9/12/22	613,000	643,698
Verisk Analytics Inc, 5.5000%, 6/15/45	1,616,000	1,893,869
Western Digital Corp, 4.7500%, 2/15/26	11,448,000	11,231,060
		83,911,981
Total Corporate Bonds (cost $766,179,772)		800,847,517
Mortgage-Backed Securities – 10.1%
Fannie Mae:
4.0000%, 5/25/48	13,274,000	13,716,157

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae – (continued)
4.5000%, 7/25/48	$5,599,000	$5,848,603
		19,564,760
Fannie Mae Pool:
6.0000%, 2/1/37	94,034	108,574
4.5000%, 9/1/37	2,262,493	2,390,009
4.5000%, 5/1/38	923,095	971,959
4.5000%, 7/1/38	1,781,703	1,876,019
4.5000%, 8/1/38	58,762	61,872
4.5000%, 11/1/38	2,048,579	2,157,022
3.5000%, 10/1/42	1,244,810	1,289,576
4.5000%, 11/1/42	400,418	429,152
3.5000%, 12/1/42	2,886,460	2,990,263
3.0000%, 2/1/43	100,719	102,358
3.5000%, 2/1/43	2,866,579	2,969,667
3.5000%, 2/1/43	1,386,297	1,434,372
3.5000%, 3/1/43	1,956,687	2,024,543
3.5000%, 4/1/43	7,329,771	7,583,959
3.0000%, 5/1/43	728,313	739,876
3.5000%, 11/1/43	4,012,475	4,156,772
3.5000%, 4/1/44	1,434,357	1,495,496
5.0000%, 7/1/44	90,547	98,468
4.5000%, 10/1/44	912,924	992,938
3.5000%, 2/1/45	6,469,067	6,693,407
3.5000%, 2/1/45	1,107,401	1,145,805
4.5000%, 3/1/45	1,450,560	1,577,696
4.5000%, 6/1/45	928,126	993,600
3.0000%, 10/1/45	1,468,328	1,490,921
3.0000%, 10/1/45	941,863	956,355
3.5000%, 12/1/45	918,654	958,587
3.0000%, 1/1/46	211,666	214,923
4.5000%, 2/1/46	2,382,130	2,553,073
3.0000%, 3/1/46	6,662,342	6,751,664
3.0000%, 3/1/46	4,575,891	4,637,241
3.5000%, 5/1/46	616,290	636,268
3.5000%, 7/1/46	3,071,304	3,177,724
3.5000%, 7/1/46	1,689,935	1,754,684
3.5000%, 8/1/46	9,537,506	9,846,676
3.5000%, 8/1/46	1,011,215	1,043,994
4.0000%, 10/1/46	92,978	98,794
3.0000%, 11/1/46	1,551,661	1,572,464
3.0000%, 11/1/46	471,716	478,040
3.0000%, 11/1/46	461,183	467,367
3.5000%, 12/1/46	313,196	323,349
3.0000%, 2/1/47	4,222,818	4,299,575
3.0000%, 3/1/47	3,237,350	3,280,754
4.0000%, 5/1/47	606,879	631,844
4.5000%, 5/1/47	336,079	361,086
4.5000%, 5/1/47	282,210	299,354
4.5000%, 5/1/47	264,727	282,891
4.5000%, 5/1/47	198,299	213,055
4.5000%, 5/1/47	196,889	208,850
4.5000%, 5/1/47	159,367	170,301
4.5000%, 5/1/47	97,031	103,688
4.5000%, 5/1/47	65,350	70,213
4.5000%, 5/1/47	63,925	68,681
4.0000%, 6/1/47	333,061	346,762
4.0000%, 6/1/47	161,183	167,814
4.0000%, 6/1/47	160,877	167,807
4.0000%, 6/1/47	80,985	84,317

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 6/1/47	$1,195,924	$1,259,930
4.5000%, 6/1/47	117,156	125,873
4.0000%, 7/1/47	298,602	310,885
4.0000%, 7/1/47	264,921	275,819
4.0000%, 7/1/47	123,554	128,637
4.0000%, 7/1/47	86,759	90,328
4.5000%, 7/1/47	865,351	911,665
4.5000%, 7/1/47	732,864	772,087
4.5000%, 7/1/47	726,954	765,861
3.5000%, 8/1/47	1,484,196	1,532,206
3.5000%, 8/1/47	887,900	913,538
3.5000%, 8/1/47	509,677	532,221
4.0000%, 8/1/47	7,475,069	7,843,092
4.0000%, 8/1/47	1,669,169	1,737,834
4.0000%, 8/1/47	529,038	550,801
4.0000%, 8/1/47	327,683	341,163
4.0000%, 8/1/47	144,160	150,090
4.5000%, 8/1/47	1,032,566	1,087,829
4.5000%, 8/1/47	190,800	201,011
4.0000%, 9/1/47	3,796,442	4,038,600
4.0000%, 9/1/47	157,973	164,471
4.5000%, 9/1/47	1,054,870	1,111,327
4.5000%, 9/1/47	649,251	683,999
4.5000%, 9/1/47	227,902	240,099
4.0000%, 10/1/47	813,085	846,533
4.0000%, 10/1/47	672,362	700,021
4.0000%, 10/1/47	628,118	653,957
4.0000%, 10/1/47	434,134	451,993
4.0000%, 10/1/47	363,994	378,968
4.5000%, 10/1/47	170,353	179,470
4.5000%, 10/1/47	68,355	72,013
4.0000%, 11/1/47	1,779,105	1,866,696
4.0000%, 11/1/47	1,079,366	1,123,768
4.0000%, 11/1/47	898,770	935,742
4.0000%, 11/1/47	338,620	352,550
4.5000%, 11/1/47	770,893	812,151
3.5000%, 12/1/47	2,884,733	2,997,551
3.5000%, 12/1/47	1,360,731	1,400,528
3.5000%, 12/1/47	278,963	291,302
3.5000%, 12/1/47	139,729	145,909
4.0000%, 12/1/47	2,152,058	2,240,588
3.5000%, 1/1/48	2,099,681	2,166,692
3.5000%, 1/1/48	1,978,682	2,031,702
4.0000%, 1/1/48	8,960,986	9,343,250
4.0000%, 1/1/48	7,379,381	7,704,514
4.0000%, 1/1/48	4,098,607	4,267,212
4.0000%, 1/1/48	774,594	818,856
4.0000%, 1/1/48	629,147	655,029
4.0000%, 1/1/48	485,760	513,518
3.5000%, 3/1/48	1,299,426	1,348,175
3.5000%, 3/1/48	240,172	250,299
4.0000%, 3/1/48	3,150,060	3,285,362
4.0000%, 3/1/48	427,155	451,482
4.5000%, 3/1/48	1,353,874	1,424,931
3.5000%, 4/1/48	2,782,952	2,872,974
3.5000%, 4/1/48	2,417,699	2,518,824
4.0000%, 4/1/48	916,017	968,185
4.5000%, 4/1/48	1,055,139	1,110,518
4.0000%, 5/1/48	4,159,047	4,309,528

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 5/1/48	$3,997,764	$4,142,409
4.5000%, 5/1/48	829,724	873,272
4.5000%, 5/1/48	736,347	774,994
4.0000%, 6/1/48	1,714,215	1,776,238
4.5000%, 6/1/48	842,688	886,916
4.0000%, 10/1/48	730,948	765,770
3.5000%, 11/1/48	3,962,209	4,127,936
3.5000%, 1/1/49	920,391	949,272
4.5000%, 1/1/49	7,331,016	7,720,355
4.0000%, 2/1/49	766,014	792,416
3.5000%, 8/1/56	5,026,021	5,191,766
3.0000%, 2/1/57	3,529,595	3,555,669
3.5000%, 2/1/57	10,301,782	10,667,930
		221,487,619
Freddie Mac Gold Pool:
4.5000%, 5/1/38	2,978,357	3,137,061
4.5000%, 7/1/38	2,300,965	2,423,574
4.5000%, 8/1/38	1,823,325	1,920,482
4.5000%, 9/1/38	1,514,422	1,595,119
4.5000%, 10/1/38	324,391	341,677
6.0000%, 4/1/40	1,704,471	1,973,937
3.5000%, 2/1/43	1,127,178	1,166,995
3.5000%, 2/1/44	1,123,683	1,163,377
4.5000%, 5/1/44	43,719	46,836
3.5000%, 12/1/44	7,914,388	8,193,651
3.0000%, 1/1/45	2,504,584	2,547,363
4.0000%, 5/1/46	747,364	781,150
3.5000%, 7/1/46	8,451,151	8,823,860
3.5000%, 7/1/46	1,867,732	1,923,882
3.0000%, 10/1/46	3,907,114	3,961,804
3.5000%, 10/1/46	6,218,499	6,423,887
3.0000%, 12/1/46	4,637,460	4,702,373
3.5000%, 2/1/47	3,854,150	3,981,448
4.0000%, 3/1/47	790,977	831,520
3.0000%, 9/1/47	2,653,683	2,690,828
3.5000%, 9/1/47	5,787,355	5,957,946
3.5000%, 9/1/47	3,275,404	3,371,952
3.5000%, 9/1/47	3,166,143	3,277,430
3.5000%, 9/1/47	995,117	1,024,449
3.5000%, 11/1/47	2,434,940	2,531,720
3.5000%, 11/1/47	791,824	822,515
3.5000%, 12/1/47	4,342,698	4,511,021
3.5000%, 12/1/47	1,824,842	1,895,573
3.5000%, 12/1/47	1,724,873	1,793,431
3.5000%, 2/1/48	1,891,166	1,963,333
3.5000%, 2/1/48	1,866,761	1,918,144
3.5000%, 3/1/48	4,576,458	4,753,841
3.5000%, 3/1/48	1,114,793	1,152,676
4.0000%, 3/1/48	2,133,525	2,226,503
3.5000%, 4/1/48	397,208	410,706
4.0000%, 4/1/48	5,889,381	6,095,899
4.0000%, 4/1/48	2,365,392	2,465,475
4.0000%, 5/1/48	4,681,272	4,853,439
4.0000%, 5/1/48	2,931,531	3,034,329
4.0000%, 6/1/48	1,233,852	1,279,230
3.5000%, 8/1/48	4,301,371	4,447,544
4.0000%, 8/1/48	15,831,734	16,413,993
4.0000%, 8/1/48	5,682,816	6,009,698
4.5000%, 8/1/48	2,114,613	2,219,316

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
5.0000%, 9/1/48	$361,218	$383,002
3.5000%, 11/1/48	5,556,547	5,751,855
4.5000%, 12/1/48	1,762,612	1,872,552
4.0000%, 1/1/49	3,777,333	4,007,742
		155,076,138
Ginnie Mae:
4.5000%, 8/20/48	4,631,000	4,825,456
5.0000%, 8/20/48	24,756,679	25,876,176
		30,701,632
Ginnie Mae I Pool:
4.0000%, 1/15/45	7,862,053	8,344,377
4.5000%, 8/15/46	8,086,283	8,714,162
4.0000%, 7/15/47	2,265,838	2,373,820
4.0000%, 8/15/47	444,050	465,212
4.0000%, 11/15/47	1,020,615	1,069,254
4.0000%, 12/15/47	1,267,526	1,327,932
		22,294,757
Ginnie Mae II Pool:
4.0000%, 8/20/47	777,623	815,678
4.0000%, 8/20/47	178,125	188,137
4.0000%, 8/20/47	86,002	90,211
4.5000%, 5/20/48	4,228,544	4,410,785
4.5000%, 5/20/48	575,287	606,409
4.5000%, 1/20/49	3,573,877	3,727,903
		9,839,123
Total Mortgage-Backed Securities (cost $450,500,704)		458,964,029
United States Treasury Notes/Bonds – 9.0%
2.3750%, 4/30/20	28,380,000	28,462,036
2.5000%, 1/15/22	679,000	691,625
2.7500%, 5/31/23	9,686,000	10,052,630
2.8750%, 9/30/23	31,740,000	33,191,857
2.8750%, 10/31/23	20,680,900	21,642,239
2.8750%, 11/30/23	18,175,000	19,039,732
2.3750%, 2/29/24	1,831,000	1,881,710
2.1250%, 3/31/24	703,000	714,396
2.2500%, 4/30/24	3,588,000	3,667,749
2.0000%, 5/31/24	25,064,000	25,345,970
2.8750%, 11/30/25	27,000	28,659
2.3750%, 4/30/26	1,590,000	1,641,054
2.7500%, 2/15/28	3,223,000	3,425,067
2.8750%, 8/15/28	12,256,500	13,164,247
3.1250%, 11/15/28	32,214,000	35,314,597
2.6250%, 2/15/29	31,054,000	32,729,218
2.3750%, 5/15/29	25,527,000	26,364,605
2.2500%, 8/15/46	8,075,000	7,618,573
2.7500%, 8/15/47	823,000	857,688
2.7500%, 11/15/47	18,771,000	19,564,368
3.0000%, 2/15/48	15,703,000	17,176,996
3.0000%, 8/15/48	3,189,000	3,492,204
3.3750%, 11/15/48	13,542,800	15,919,138
3.0000%, 2/15/49	16,327,000	17,906,127
2.8750%, 5/15/49	64,970,000	69,588,961
Total United States Treasury Notes/Bonds (cost $389,153,406)		409,481,446
Common Stocks – 59.8%
Aerospace & Defense – 3.4%
Boeing Co	252,161	91,789,126
General Dynamics Corp	345,451	62,809,901
		154,599,027

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Air Freight & Logistics – 0.5%
United Parcel Service Inc	203,274	$20,992,106
Airlines – 0.6%
Delta Air Lines Inc	485,935	27,576,811
Automobiles – 0.5%
General Motors Co	539,291	20,778,882
Banks – 2.5%
Bank of America Corp	1,056,200	30,629,800
US Bancorp	1,543,674	80,888,518
		111,518,318
Biotechnology – 0.4%
AbbVie Inc	263,036	19,127,978
Capital Markets – 3.0%
Blackstone Group LP	718,725	31,925,764
CME Group Inc	206,297	40,044,311
Morgan Stanley	659,566	28,895,586
TD Ameritrade Holding Corp	733,226	36,602,642
		137,468,303
Chemicals – 1.2%
LyondellBasell Industries NV	655,560	56,463,383
Consumer Finance – 1.5%
American Express Co	225,037	27,778,567
Synchrony Financial	1,200,738	41,629,586
		69,408,153
Electronic Equipment, Instruments & Components – 0.6%
Corning Inc	878,302	29,185,975
Entertainment – 0.9%
Walt Disney Co	285,558	39,875,319
Equity Real Estate Investment Trusts (REITs) – 1.2%
Crown Castle International Corp	190,800	24,870,780
MGM Growth Properties LLC	583,302	17,878,206
Outfront Media Inc	524,425	13,524,921
		56,273,907
Food & Staples Retailing – 3.0%
Costco Wholesale Corp	292,616	77,326,704
Kroger Co	633,238	13,747,597
Sysco Corp	627,120	44,349,926
		135,424,227
Food Products – 0.6%
Hershey Co	196,863	26,385,548
Health Care Equipment & Supplies – 1.7%
Abbott Laboratories	524,359	44,098,592
Medtronic PLC	345,427	33,641,136
		77,739,728
Health Care Providers & Services – 1.7%
UnitedHealth Group Inc	313,325	76,454,433
Hotels, Restaurants & Leisure – 3.2%
Hilton Worldwide Holdings Inc	360,152	35,201,256
McDonald's Corp	429,554	89,201,184
Norwegian Cruise Line Holdings Ltd*	248,455	13,324,642
Six Flags Entertainment Corp	187,719	9,325,880
		147,052,962
Household Products – 0.4%
Clorox Co	128,559	19,683,668
Industrial Conglomerates – 0.7%
Honeywell International Inc	168,441	29,408,114
Information Technology Services – 4.1%
Accenture PLC	305,692	56,482,711

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Mastercard Inc	490,103	$129,646,947
		186,129,658
Insurance – 0.7%
Progressive Corp	367,877	29,404,409
Interactive Media & Services – 2.0%
Alphabet Inc - Class C*	83,199	89,930,631
Internet & Direct Marketing Retail – 0.9%
Amazon.com Inc*	20,684	39,167,843
Leisure Products – 0.6%
Hasbro Inc	252,322	26,665,389
Life Sciences Tools & Services – 0.4%
Thermo Fisher Scientific Inc	62,678	18,407,275
Machinery – 1.4%
Deere & Co	181,028	29,998,150
Parker-Hannifin Corp	78,981	13,427,560
Stanley Black & Decker Inc	130,694	18,899,659
		62,325,369
Media – 1.4%
Comcast Corp	1,467,383	62,040,953
Oil, Gas & Consumable Fuels – 1.1%
EOG Resources Inc	214,143	19,949,562
Suncor Energy Inc	520,100	16,206,316
Suncor Energy Incž	470,171	14,668,157
		50,824,035
Personal Products – 0.4%
Estee Lauder Cos Inc	108,888	19,938,482
Pharmaceuticals – 3.2%
Bristol-Myers Squibb Co	802,537	36,395,053
Eli Lilly & Co	359,599	39,839,973
Merck & Co Inc	810,521	67,962,186
		144,197,212
Real Estate Management & Development – 0.6%
CBRE Group Inc*	525,455	26,955,841
Road & Rail – 1.4%
CSX Corp	834,818	64,589,869
Semiconductor & Semiconductor Equipment – 2.8%
Intel Corp	848,584	40,621,716
Lam Research Corp	172,271	32,359,385
NVIDIA Corp	122,767	20,162,024
Texas Instruments Inc	312,235	35,832,089
		128,975,214
Software – 5.6%
Adobe Inc*	216,050	63,659,132
Microsoft Corp	1,260,826	168,889,048
salesforce.com Inc*	134,773	20,449,107
		252,997,287
Specialty Retail – 1.6%
Home Depot Inc	358,581	74,574,091
Technology Hardware, Storage & Peripherals – 1.8%
Apple Inc	401,892	79,542,465
Textiles, Apparel & Luxury Goods – 0.8%
NIKE Inc	438,012	36,771,107
Tobacco – 1.4%
Altria Group Inc	1,300,378	61,572,898
Total Common Stocks (cost $1,875,394,720)		2,710,426,870

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Investment Companies – 2.2%
Money Markets – 2.2%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£ (cost $98,638,618)	98,636,288	$98,636,288
Total Investments (total cost $3,702,171,714) – 101.5%		4,601,720,392
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(68,760,518)
Net Assets – 100%		$4,532,959,874

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,527,668,557	98.4%
Canada	43,368,931	0.9
Belgium	13,313,757	0.3
United Kingdom	11,661,539	0.3
Israel	5,707,608	0.1

Total	$4,601,720,392	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 2.2%
Money Markets - 2.2%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	$647,261	$3,005	$(2,330)	$98,636,288

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 2.2%
Money Markets - 2.2%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	36,969,146	673,419,764	(611,752,622)	98,636,288

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2019 is $240,461,935, which represents 5.3% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ž	Issued by the same entity and traded on separate exchanges.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

22	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$118,787,373	$-
Bank Loans and Mezzanine Loans	-	4,576,869	-
Corporate Bonds	-	800,847,517	-
Mortgage-Backed Securities	-	458,964,029	-
United States Treasury Notes/Bonds	-	409,481,446	-
Common Stocks	2,710,426,870	-	-
Investment Companies	-	98,636,288	-
Total Assets	$2,710,426,870	$1,891,293,522	$-

Janus Aspen Series	23

Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets:
Unaffiliated investments, at value(1)	$4,503,084,104
Affiliated investments, at value(2)	98,636,288
Cash	25,112
Non-interested Trustees' deferred compensation	114,629
Receivables:
Interest	12,791,196
Investments sold	3,202,110
Dividends	2,714,387
Portfolio shares sold	1,935,789
Dividends from affiliates	168,101
Foreign tax reclaims	105,143
Other assets	7,227
Total Assets	4,622,784,086
Liabilities:
Due to custodian	618,845
Foreign cash due to custodian	140,247
Payables:	—
Investments purchased	84,460,617
Advisory fees	2,016,002
Portfolio shares repurchased	1,249,255
12b-1 Distribution and shareholder servicing fees	829,238
Transfer agent fees and expenses	187,153
Non-interested Trustees' deferred compensation fees	114,629
Non-interested Trustees' fees and expenses	28,173
Professional fees	19,723
Affiliated portfolio administration fees payable	9,164
Custodian fees	5,666
Accrued expenses and other payables	145,500
Total Liabilities	89,824,212
Net Assets	$4,532,959,874
Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,614,214,862
Total distributable earnings (loss)	918,745,012
Total Net Assets	$4,532,959,874
Net Assets - Institutional Shares	$427,226,608
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,651,141
Net Asset Value Per Share	$36.67
Net Assets - Service Shares	$4,105,733,266
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	106,009,435
Net Asset Value Per Share	$38.73

(1) Includes cost of $3,603,533,096. (2) Includes cost of $98,638,618.

See Notes to Financial Statements.

24	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Interest	$30,091,090
Dividends	26,744,801
Dividends from affiliates	647,261
Other income	261,625
Foreign tax withheld	(46,067)
Total Investment Income	57,698,710
Expenses:
Advisory fees	11,475,288
12b-1 Distribution and shareholder servicing fees:
Service Shares	4,698,238
Transfer agent administrative fees and expenses:
Institutional Shares	103,560
Service Shares	939,648
Other transfer agent fees and expenses:
Institutional Shares	4,939
Service Shares	25,243
Shareholder reports expense	66,487
Non-interested Trustees’ fees and expenses	56,653
Professional fees	53,399
Affiliated portfolio administration fees	46,649
Custodian fees	20,346
Registration fees	7,413
Other expenses	247,599
Total Expenses	17,745,462
Net Investment Income/(Loss)	39,953,248
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	16,076,626
Investments in affiliates	3,005
Total Net Realized Gain/(Loss) on Investments	16,079,631
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	440,876,704
Investments in affiliates	(2,330)
Total Change in Unrealized Net Appreciation/Depreciation	440,874,374
Net Increase/(Decrease) in Net Assets Resulting from Operations	$496,907,253

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$39,953,248	$60,362,993
Net realized gain/(loss) on investments	16,079,631	111,771,989
Change in unrealized net appreciation/depreciation	440,874,374	(176,189,448)
Net Increase/(Decrease) in Net Assets Resulting from Operations	496,907,253	(4,054,466)
Dividends and Distributions to Shareholders
Institutional Shares	(15,827,390)	(20,863,874)
Service Shares	(139,029,945)	(137,724,495)
Net Decrease from Dividends and Distributions to Shareholders	(154,857,335)	(158,588,369)
Capital Share Transactions: (Note 5)
Institutional Shares	(10,130,231)	(9,713,852)
Service Shares	352,548,266	703,833,070
Net Increase/(Decrease) from Capital Share Transactions	342,418,035	694,119,218
Net Increase/(Decrease) in Net Assets	684,467,953	531,476,383
Net Assets:
Beginning of period	3,848,491,921	3,317,015,538
End of period	$4,532,959,874	$3,848,491,921

See Notes to Financial Statements.

26	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.75	$35.27	$30.32	$30.08	$31.43	$30.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.66	0.64	0.58	0.63	0.62
Net realized and unrealized gain/(loss)	3.95	(0.42)	4.92	0.77	(0.41)	1.92
Total from Investment Operations	4.33	0.24	5.56	1.35	0.22	2.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.77)	(0.54)	(0.67)	(0.50)	(0.55)
Distributions (from capital gains)	(1.03)	(0.99)	(0.07)	(0.44)	(1.07)	(0.82)
Total Dividends and Distributions	(1.41)	(1.76)	(0.61)	(1.11)	(1.57)	(1.37)
Net Asset Value, End of Period	$36.67	$33.75	$35.27	$30.32	$30.08	$31.43
Total Return*	12.86%	0.68%	18.43%	4.60%	0.62%	8.54%
Net Assets, End of Period (in thousands)	$427,227	$402,796	$429,403	$403,833	$444,472	$475,807
Average Net Assets for the Period (in thousands)	$419,888	$429,843	$417,575	$413,338	$467,346	$472,445
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.63%	0.63%	0.62%	0.58%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.63%	0.63%	0.62%	0.58%	0.58%
Ratio of Net Investment Income/(Loss)	2.13%	1.85%	1.94%	1.94%	2.03%	2.01%
Portfolio Turnover Rate	41%(2)	97%(2)	67%(2)	80%	73%	87%

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.59	$37.09	$31.89	$31.61	$32.97	$31.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.60	0.58	0.53	0.58	0.57
Net realized and unrealized gain/(loss)	4.15	(0.44)	5.17	0.80	(0.42)	2.00
Total from Investment Operations	4.51	0.16	5.75	1.33	0.16	2.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.67)	(0.48)	(0.61)	(0.45)	(0.50)
Distributions (from capital gains)	(1.03)	(0.99)	(0.07)	(0.44)	(1.07)	(0.82)
Total Dividends and Distributions	(1.37)	(1.66)	(0.55)	(1.05)	(1.52)	(1.32)
Net Asset Value, End of Period	$38.73	$35.59	$37.09	$31.89	$31.61	$32.97
Total Return*	12.71%	0.43%	18.13%	4.32%	0.41%	8.24%
Net Assets, End of Period (in thousands)	$4,105,733	$3,445,696	$2,887,613	$2,227,878	$1,831,930	$1,228,244
Average Net Assets for the Period (in thousands)	$3,808,650	$3,235,435	$2,523,514	$1,938,234	$1,645,283	$1,013,680
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.88%	0.88%	0.87%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.88%	0.88%	0.87%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	1.88%	1.62%	1.69%	1.71%	1.79%	1.77%
Portfolio Turnover Rate	41%(2)	97%(2)	67%(2)	80%	73%	87%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Aspen Series	27

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

28	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify

30	JUNE 30, 2019

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally

Janus Aspen Series	31

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements (unaudited)

below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust

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Notes to Financial Statements (unaudited)

is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

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Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2019, the Portfolio engaged in cross trades amounting to $83,316,806 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,708,886,657	$915,804,490	$(22,970,755)	$ 892,833,735

5. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	321,191	$ 11,647,191	726,691	$ 25,520,230
Shares from the Acquisition (See Note 9)	-	-	2,240	76,489
Reinvested dividends and distributions	436,738	15,827,390	611,981	20,863,874
Shares repurchased	(1,040,845)	(37,604,812)	(1,582,300)	(56,174,445)
Net Increase/(Decrease)	(282,916)	$ (10,130,231)	(241,388)	$ (9,713,852)
Service Shares:
Shares sold	8,795,403	$336,070,161	20,226,560	$756,832,931
Shares from the Acquisition (See Note 9)	-	-	228,198	8,210,624
Reinvested dividends and distributions	3,631,921	139,029,945	3,834,282	137,724,495
Shares repurchased	(3,232,460)	(122,551,840)	(5,336,065)	(198,934,980)
Net Increase/(Decrease)	9,194,864	$352,548,266	18,952,975	$703,833,070

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Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,252,043,758	$ 773,632,703	$ 621,744,183	$ 919,203,073

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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9. Fund Acquisition

Shareholders of the Janus Henderson Global Allocation Portfolio – Moderate (the “Target Portfolio”) approved an Agreement and Plan of Reorganization (the “Merger”) that provided for the merger of the Target Portfolio with and into the Portfolio, effective at the close of business on April 27, 2018. The Merger resulted in shareholders of the Target Portfolio receiving shares of the Portfolio which investment strategy is focused on a dynamic approach to asset allocation that leverages Janus Capital’s bottom-up, fundamental equity and fixed-income research, combined with a greater asset size that should create greater opportunity to benefit from long-term economies of scale and lower total expenses. The Merger was tax-free for federal income purposes. The table below reflects merger activity.

Target Portfolio’s Shares Outstanding Prior to Merger	Target Portfolio’s Net Assets Prior to Merger	Portfolio’s Shares Issued in Merger	Portfolio’s Net Assets Prior to Merger	Combined Net Assets after Merger	Target Portfolio’s Unrealized Appreciation/(Depreciation) Prior to Merger
644,959	$8,287,113	230,438	$3,432,633,526	$3,440,920,639	$522,786

Unaudited pro forma information:

Assuming the Merger had been completed on January 1, 2018, the pro forma results of operations for the year ended December 31, 2018, are as follows:

Net investment income $6,402,168

Net gain/(loss) on investments $58,297,962

Change in unrealized net appreciation/depreciation $17,543,651

Net increase/(decrease) in net assets resulting from operations $82,243,781

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Portfolio’s accompanying Statement of Operations since the close of business on April 27, 2018.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees

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Additional Information (unaudited)

reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a

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Additional Information (unaudited)

performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual

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Additional Information (unaudited)

funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

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Additional Information (unaudited)

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their

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Additional Information (unaudited)

Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-81113 08-19

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Enterprise Portfolio (unaudited)(closed to certain new investors)

PORTFOLIO SNAPSHOT

We believe that investing in companies with sustainable growth and high return on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time, with moderate risk. We seek to identify mid-cap companies with high-quality management teams that wisely allocate capital to fund and drive growth over time.

Philip Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2019, Janus Henderson VIT Enterprise Portfolio’s Institutional Shares and Service Shares returned 26.55% and 26.41%, respectively. Meanwhile, the Portfolio’s benchmark, the Russell Midcap® Growth Index, returned 26.08%.

INVESTMENT ENVIRONMENT

Stocks rebounded in the first quarter after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter. In the second quarter stocks were volatile. Equities lost ground in May as setbacks in U.S.-China trade negotiations raised fears that trade tensions will further dent global economic growth. Economic data also pointed to a weakening global economy during the period. Stocks then rebounded in June, driven in part by expectations of more accommodative monetary policy from central banks.

PERFORMANCE DISCUSSION

Our Portfolio tends to emphasize “durable growth” companies that we believe have more predictable business models, recurring revenue streams, strong free-cash-flow growth and strong competitive positioning that should allow them to take market share and experience sustainable long-term growth across a variety of economic environments. We believe a collection of these higher-quality growth companies can help the Portfolio outperform when markets are down and drive relative outperformance over full market cycles. This period, we were pleased to see many of the companies in our portfolio continue to put up impressive results, validating the durability of their business models and collectively driving our relative outperformance.

Global Payments was one of our largest contributors. Consolidation among payments companies, including a recently announced merger between Global Payments and Total System Services, has highlighted the value of payments networks and also created enthusiasm for these companies to produce considerable cost synergies. We continue to see upside for the stock. As frictionless transactions become a customer expectation of every retailer and service provider, payments services become increasingly more important to every business. Global Payments is one of a handful of companies that has benefited from this trend.

Constellation Software was another large contributor. The diversified software company has a long history of making strategic acquisitions and becoming the leading software provider for a host of niche industries. Strong organic revenue growth helped drive the stock. The software company deployed a lot of capital toward acquisitions in recent months, which the market has viewed favorably, given Constellation’s history of creating value with the companies it targets. We continue to like the company’s strategy. By creating “mission critical” software for niche industries, it operates with relatively little competition and has a high degree of pricing power for its services.

CoStar Group was another top contributor. Consistent, strong operating results have continued to drive the stock higher in recent months. Going forward, we like the recurring revenue streams associated with its subscription-based commercial real estate database and see positive optionality around its business in the apartment rental market.

While pleased with the results of many stocks in our portfolio, we still held companies that disappointed. Cimpress was our largest detractor. The company largely focuses on producing marketing collateral for small businesses, but also has a small business-to-consumer segment. Growth for that segment has been slow and the company made a decision to pull back and reassess advertising spending for that business. While this will be a headwind to near-term growth for the business-to-

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consumer unit, we believe the changes will help improve long-term profitability. We continue to like the stock and believe Cimpress has a unique business model, using its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards.

National Instruments was another detractor. The company provides measurement solutions that allow other businesses to test their sensors and digital equipment. The company experienced some weakness in demand from China at the beginning of the year, which weighed on the stock, but doesn’t change our long-term views on the company. We believe the flexibility of the company’s software-based measurement solutions is poised to take share from other companies that offer specific hardware to test various sensors and other digital equipment. We also like the potential durability of National Instruments’ earnings streams: once an engineer is trained on its software, we believe it is likely the software of choice for testing equipment over the rest of the engineer’s career.

RyanAir also detracted from performance. Heightened competition in Europe has weighed on the stock of the airline company. However, we believe Ryanair is the best operator in Europe, with the lowest cost base. Over time, we expect it to gain market share in the European short-haul market.

DERIVATIVES USE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

We believe markets continue to demonstrate a high level of complacency. The number of promising but exceptionally valued companies going public this year speaks to the risk appetite. Excessive valuations of stocks tied to popular growth trends also speak to the market’s exuberance.

Our concerns about high valuations are not new, and were also expressed in previous commentaries. We see excessive valuations for many Software as a Service companies. We own a few of these companies – and like the business models and management teams associated with others – but valuation discipline remains a hallmark of our investment process and we remain concerned about excessive valuations associated with many of these businesses.

Some of these highly valued stocks were weaker in the second quarter and our underexposure to them helped relative performance, but valuations still remain high, in our view, so our positioning in the technology sector remains the same. We continue to favor tech hardware companies, many of which trade at attractive earnings multiples, in our view, yet operate in favorable industry structures and have secular tailwinds supporting their businesses as we grow more dependent on connected devices.

In the coming months, we would not be surprised to see trade conflict and slow global economic growth create bouts of volatility again. As the election season approaches, we don’t expect business-friendly political rhetoric from either side of the aisle. This, too, could be a source of volatility. We plan to use that volatility to our advantage, using our cash position to add positions of attractive growth companies when attractive valuation opportunities present themselves.

Thank you for your investment in Janus Henderson VIT Enterprise Portfolio.

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Janus Henderson VIT Enterprise Portfolio (unaudited)(closed to certain new investors)

Portfolio At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Global Payments Inc	1.06%	Cimpress NV	-0.15%
	Constellation Software Inc/Canada	1.02%	National Instruments Corp	-0.10%
	CoStar Group Inc	0.99%	Ryanair Holdings PLC (ADR)	-0.07%
	WEX Inc	0.81%	Alkermes PLC	-0.04%
	STERIS PLC	0.68%	Visteon Corp	-0.03%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	0.92%	16.98%	14.27%
	Consumer Discretionary	0.58%	7.97%	16.27%
	Consumer Staples	0.53%	0.00%	3.04%
	Energy	0.22%	0.61%	1.45%
	Communication Services	0.18%	1.21%	3.93%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-1.38%	5.43%	0.00%
	Real Estate	-0.22%	3.66%	2.27%
	Information Technology	-0.05%	32.52%	32.75%
	Financials	0.00%	11.04%	6.66%
	Materials	0.05%	1.41%	3.56%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Global Payments Inc
Information Technology Services	2.3%
Constellation Software Inc/Canada
Software	2.3%
Nice Ltd (ADR)
Software	2.3%
Cooper Cos Inc
Health Care Equipment & Supplies	2.1%
Aon PLC
Insurance	2.1%
11.1%

Asset Allocation - (% of Net Assets)
Common Stocks	93.6%
Investment Companies	6.6%
Preferred Stocks	0.0%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of December 31, 2018

4	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019						per the April 30, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares(1)	26.55%	17.30%	14.95%	17.82%	11.39%	0.72%
Service Shares(1)	26.41%	17.02%	14.66%	17.53%	11.11%	0.97%
Russell Midcap Growth Index	26.08%	13.94%	11.10%	16.02%	10.02%
Morningstar Quartile - Institutional Shares	-	1st	1st	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	69/609	22/550	7/504	20/147

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

Janus Aspen Series	5

Janus Henderson VIT Enterprise Portfolio (unaudited)(closed to certain new investors)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

(1) Closed to certain new investors.

6	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Institutional Shares	$1,000.00	$1,265.50	$4.04	$1,000.00	$1,021.22	$3.61	0.72%
Service Shares	$1,000.00	$1,264.10	$5.45	$1,000.00	$1,019.98	$4.86	0.97%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – 93.6%
Aerospace & Defense – 3.6%
Harris Corp*	105,294	$19,914,254
HEICO Corp	90,459	9,350,747
Teledyne Technologies Inc*	88,061	24,117,266
		53,382,267
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	135,999	8,722,976
Auto Components – 0.3%
Visteon Corp*	80,376	4,708,426
Banks – 0.4%
SVB Financial Group*	26,896	6,040,573
Biotechnology – 2.4%
Alkermes PLC*	4,413	99,469
Celgene Corp*	157,065	14,519,089
Neurocrine Biosciences Inc*	128,843	10,878,214
Sage Therapeutics Inc*	22,623	4,142,045
Sarepta Therapeutics Inc*	43,187	6,562,265
		36,201,082
Capital Markets – 5.0%
Cboe Global Markets Inc	84,590	8,766,062
LPL Financial Holdings Inc	319,066	26,026,214
MSCI Inc	46,208	11,034,008
TD Ameritrade Holding Corp	562,144	28,062,228
		73,888,512
Commercial Services & Supplies – 2.6%
Cimpress NV*	150,495	13,678,491
Edenred	251,829	12,842,518
Ritchie Bros Auctioneers Inc	377,759	12,549,154
		39,070,163
Consumer Finance – 0.6%
Synchrony Financial	233,256	8,086,986
Containers & Packaging – 1.3%
Sealed Air Corp	451,026	19,294,892
Diversified Consumer Services – 1.8%
frontdoor Inc*	181,704	7,913,209
ServiceMaster Global Holdings Inc*	363,409	18,929,975
		26,843,184
Electrical Equipment – 1.9%
Sensata Technologies Holding PLC*	581,594	28,498,106
Electronic Equipment, Instruments & Components – 5.5%
Belden Inc	138,953	8,277,430
Dolby Laboratories Inc	235,424	15,208,390
Flex Ltd*	1,103,036	10,556,055
National Instruments Corp	424,583	17,828,240
TE Connectivity Ltd	313,876	30,063,043
		81,933,158
Entertainment – 0.5%
Liberty Media Corp-Liberty Formula One*	184,442	6,899,975
Equity Real Estate Investment Trusts (REITs) – 3.5%
Crown Castle International Corp	207,128	26,999,135
Lamar Advertising Co	314,915	25,416,790
		52,415,925
Health Care Equipment & Supplies – 8.5%
Boston Scientific Corp (144A)*	733,376	31,520,500
Cooper Cos Inc	93,802	31,600,956
ICU Medical Inc*	55,143	13,891,073
STERIS PLC	180,575	26,884,006
Teleflex Inc	39,161	12,968,165

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Varian Medical Systems Inc*	72,022	$9,804,355
		126,669,055
Hotels, Restaurants & Leisure – 3.1%
Aramark	333,527	12,026,984
Dunkin' Brands Group Inc	245,287	19,539,562
Norwegian Cruise Line Holdings Ltd*	254,860	13,668,142
		45,234,688
Industrial Conglomerates – 1.2%
Carlisle Cos Inc	123,208	17,299,635
Information Technology Services – 11.5%
Amdocs Ltd	333,458	20,704,407
Broadridge Financial Solutions Inc	192,145	24,533,074
Euronet Worldwide Inc*	45,657	7,681,334
Fidelity National Information Services Inc	188,370	23,109,232
Gartner Inc*	69,825	11,237,636
Global Payments Inc	216,278	34,632,596
GoDaddy Inc*	287,838	20,191,836
WEX Inc*	138,445	28,810,404
		170,900,519
Insurance – 5.2%
Aon PLC	163,736	31,597,773
Intact Financial Corp	233,355	21,567,605
WR Berkley Corp	357,570	23,574,590
		76,739,968
Internet & Direct Marketing Retail – 0.4%
Wayfair Inc*	44,803	6,541,238
Life Sciences Tools & Services – 4.6%
IQVIA Holdings Inc*	142,379	22,908,781
PerkinElmer Inc	286,676	27,618,366
Waters Corp*	82,234	17,700,046
		68,227,193
Machinery – 3.0%
Middleby Corp*	79,613	10,803,484
Rexnord Corp*	561,124	16,957,167
Wabtec Corp	230,728	16,557,041
		44,317,692
Media – 0.7%
Omnicom Group Inc	131,359	10,764,870
Oil, Gas & Consumable Fuels – 1.6%
Magellan Midstream Partners LP	372,669	23,850,816
Pharmaceuticals – 1.3%
Catalent Inc*	297,473	16,126,011
Elanco Animal Health Inc*	103,188	3,487,754
		19,613,765
Professional Services – 4.6%
CoStar Group Inc*	53,172	29,460,478
IHS Markit Ltd*	204,021	13,000,218
Verisk Analytics Inc	172,072	25,201,665
		67,662,361
Road & Rail – 0.7%
Old Dominion Freight Line Inc	71,430	10,661,642
Semiconductor & Semiconductor Equipment – 6.3%
KLA-Tencor Corp	152,971	18,081,172
Lam Research Corp	91,546	17,196,001
Microchip Technology Inc#	324,634	28,145,768
ON Semiconductor Corp*	1,043,946	21,098,149
Xilinx Inc	79,866	9,417,799
		93,938,889

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Software – 8.5%
Atlassian Corp PLC*	146,675	$19,190,957
Constellation Software Inc/Canada	36,314	34,229,842
Intuit Inc	38,480	10,055,978
Nice Ltd (ADR)*	246,748	33,804,476
SS&C Technologies Holdings Inc	488,553	28,145,538
		125,426,791
Specialty Retail – 0.5%
Williams-Sonoma Inc	111,577	7,252,505
Textiles, Apparel & Luxury Goods – 1.3%
Gildan Activewear Inc	503,751	19,485,089
Trading Companies & Distributors – 0.6%
Ferguson PLC	124,438	8,847,913
Total Common Stocks (cost $774,845,201)		1,389,420,854
Preferred Stocks – 0%
Electronic Equipment, Instruments & Components – 0%
Belden Inc, 6.7500%, 7/15/19 (cost $1,200,000)	12,000	946,320
Investment Companies – 6.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	5,663,871	5,663,871
Money Markets – 6.2%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£	91,884,139	91,884,139
Total Investment Companies (cost $97,548,403)		97,548,010
Total Investments (total cost $873,593,604) – 100.2%		1,487,915,184
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(3,456,533)
Net Assets – 100%		$1,484,458,651

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,325,522,567	89.1%
Canada	87,831,690	5.9
Israel	33,804,476	2.3
Australia	19,190,957	1.3
France	12,842,518	0.8
Ireland	8,722,976	0.6

Total	$1,487,915,184	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 6.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$57,979∆	$-	$-	$5,663,871
Money Markets - 6.2%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	892,818	(208)	(393)	91,884,139
Total Affiliated Investments - 6.6%	$950,797	$(208)	$(393)	$97,548,010

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 6.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	2,758,029	92,719,998	(89,814,156)	5,663,871
Money Markets - 6.2%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	63,166,325	99,743,539	(71,025,725)	91,884,139

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Canadian Dollar	8/8/19	(4,268,000)	$3,187,704	$(74,777)
Euro	8/8/19	(36,000)	40,535	(528)

				(75,305)
Citibank NA:
Canadian Dollar	8/8/19	(6,896,000)	5,150,761	(120,577)
Euro	8/8/19	(6,111,000)	6,883,472	(86,827)

				(207,404)
Credit Suisse International:
Canadian Dollar	9/12/19	(8,420,000)	6,409,134	(30,444)
HSBC Securities (USA), Inc.:
Canadian Dollar	7/11/19	(7,635,000)	5,687,270	(144,988)
Euro	7/11/19	(5,588,000)	6,298,468	(59,382)

				(204,370)
JPMorgan Chase & Co.:
Euro	8/8/19	(6,019,000)	6,771,969	(93,393)
Total				$(610,916)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

Currency Contracts

Liability Derivatives:
Forward foreign currency exchange contracts	$610,916

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments (unaudited)

June 30, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Forward foreign currency exchange contracts	$ -	$ 676,806	$ 676,806

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Interest Rate Contracts	Total
Forward foreign currency exchange contracts	$(950,350)	$ -	$(950,350)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 36,580,133

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2019 is $31,520,500, which represents 2.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,389,420,854	$-	$-
Preferred Stocks	-	946,320	-
Investment Companies	-	97,548,010	-
Total Assets	$1,389,420,854	$98,494,330	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$610,916	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$1,390,367,174
Affiliated investments, at value(3)	97,548,010
Cash	53,964
Cash denominated in foreign currency(4)	27
Closed foreign currency contracts	380
Non-interested Trustees' deferred compensation	37,478
Receivables:
Portfolio shares sold	3,168,649
Dividends	653,109
Investments sold	387,405
Dividends from affiliates	161,834
Foreign tax reclaims	16,930
Other assets	5,663
Total Assets	1,492,400,623
Liabilities:
Collateral for securities loaned (Note 3)	5,663,871
Forward foreign currency exchange contracts	610,916
Closed foreign currency contracts	500
Payables:	—
Advisory fees	760,727
Portfolio shares repurchased	525,180
12b-1 Distribution and shareholder servicing fees	151,452
Transfer agent fees and expenses	61,103
Non-interested Trustees' deferred compensation fees	37,478
Professional fees	15,785
Non-interested Trustees' fees and expenses	8,846
Affiliated portfolio administration fees payable	2,972
Custodian fees	2,108
Accrued expenses and other payables	101,034
Total Liabilities	7,941,972
Net Assets	$1,484,458,651
Net Assets Consist of:
Capital (par value and paid-in surplus)	$809,537,860
Total distributable earnings (loss)	674,920,791
Total Net Assets	$1,484,458,651
Net Assets - Institutional Shares	$728,128,735
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,114,612
Net Asset Value Per Share	$79.89
Net Assets - Service Shares	$756,329,916
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,114,647
Net Asset Value Per Share	$74.78

(1) Includes cost of $776,045,201. (2) Includes $5,545,502 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $97,548,403. (4) Includes cost of $27.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Enterprise Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Dividends	$6,728,697
Dividends from affiliates	892,818
Affiliated securities lending income, net	57,979
Interest	827
Foreign tax withheld	(248,686)
Total Investment Income	7,431,635
Expenses:
Advisory fees	4,319,764
12b-1 Distribution and shareholder servicing fees:
Service Shares	854,668
Transfer agent administrative fees and expenses:
Institutional Shares	166,548
Service Shares	170,934
Other transfer agent fees and expenses:
Institutional Shares	8,253
Service Shares	5,061
Shareholder reports expense	58,066
Professional fees	27,380
Custodian fees	18,666
Non-interested Trustees’ fees and expenses	17,050
Affiliated portfolio administration fees	14,989
Registration fees	14,029
Other expenses	58,557
Total Expenses	5,733,965
Net Investment Income/(Loss)	1,697,670
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	59,385,343
Investments in affiliates	(208)
Forward foreign currency exchange contracts	676,806
Total Net Realized Gain/(Loss) on Investments	60,061,941
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	248,639,652
Investments in affiliates	(393)
Forward foreign currency exchange contracts	(950,350)
Total Change in Unrealized Net Appreciation/Depreciation	247,688,909
Net Increase/(Decrease) in Net Assets Resulting from Operations	$309,448,520

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$1,697,670	$2,074,204
Net realized gain/(loss) on investments	60,061,941	84,724,787
Change in unrealized net appreciation/depreciation	247,688,909	(94,627,700)
Net Increase/(Decrease) in Net Assets Resulting from Operations	309,448,520	(7,828,709)
Dividends and Distributions to Shareholders
Institutional Shares	(41,294,425)	(30,474,258)
Service Shares	(45,165,219)	(30,628,519)
Net Decrease from Dividends and Distributions to Shareholders	(86,459,644)	(61,102,777)
Capital Share Transactions:
Institutional Shares	38,763,288	(10,085,696)
Service Shares	56,257,181	71,166,601
Net Increase/(Decrease) from Capital Share Transactions	95,020,469	61,080,905
Net Increase/(Decrease) in Net Assets	318,009,345	(7,850,581)
Net Assets:
Beginning of period	1,166,449,306	1,174,299,887
End of period	$1,484,458,651	$1,166,449,306

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$67.02	$70.65	$59.27	$57.33	$61.75	$58.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.21	0.11	0.28	0.27	0.27
Net realized and unrealized gain/(loss)	17.56	(0.16)	15.67	6.50	2.55	6.79
Total from Investment Operations	17.71	0.05	15.78	6.78	2.82	7.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.18)	(0.17)	(0.09)	(0.40)	(0.10)
Distributions (from capital gains)	(4.75)	(3.50)	(4.23)	(4.75)	(6.84)	(4.17)
Total Dividends and Distributions	(4.84)	(3.68)	(4.40)	(4.84)	(7.24)	(4.27)
Net Asset Value, End of Period	$79.89	$67.02	$70.65	$59.27	$57.33	$61.75
Total Return*	26.55%	(0.41)%	27.42%	12.36%	4.05%	12.50%
Net Assets, End of Period (in thousands)	$728,129	$577,477	$618,750	$459,250	$418,158	$417,895
Average Net Assets for the Period (in thousands)	$674,876	$641,390	$556,940	$435,190	$427,941	$402,634
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.72%	0.73%	0.72%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.72%	0.73%	0.72%	0.68%	0.68%
Ratio of Net Investment Income/(Loss)	0.38%	0.29%	0.17%	0.48%	0.44%	0.45%
Portfolio Turnover Rate	7%	14%	14%	20%	22%	16%

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$63.00	$66.67	$56.22	$54.67	$59.26	$56.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.03	(0.05)	0.12	0.11	0.12
Net realized and unrealized gain/(loss)	16.50	(0.12)	14.82	6.19	2.45	6.53
Total from Investment Operations	16.55	(0.09)	14.77	6.31	2.56	6.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.08)	(0.09)	(0.01)	(0.31)	(0.02)
Distributions (from capital gains)	(4.75)	(3.50)	(4.23)	(4.75)	(6.84)	(4.17)
Total Dividends and Distributions	(4.77)	(3.58)	(4.32)	(4.76)	(7.15)	(4.19)
Net Asset Value, End of Period	$74.78	$63.00	$66.67	$56.22	$54.67	$59.26
Total Return*	26.39%	(0.65)%	27.09%	12.10%	3.77%	12.24%
Net Assets, End of Period (in thousands)	$756,330	$588,973	$555,550	$419,251	$321,482	$278,240
Average Net Assets for the Period (in thousands)	$692,620	$612,433	$489,237	$373,400	$299,393	$262,698
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.97%	0.98%	0.97%	0.94%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	0.98%	0.97%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	0.13%	0.04%	(0.08)%	0.22%	0.19%	0.20%
Portfolio Turnover Rate	7%	14%	14%	20%	22%	16%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	19

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

20	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced

22	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

and these arrangements are dependent on Janus Capital Management LLC's ("Janus Capital") ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Portfolio’s Schedule of Investments.

24	JUNE 30, 2019

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$5,545,502	$—	$(5,545,502)	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$75,305	$—	$—	$75,305
Citibank NA	207,404	—	—	207,404
Credit Suisse International	30,444	—	—	30,444
HSBC Securities (USA), Inc.	204,370	—	—	204,370
JPMorgan Chase & Co.	93,393	—	—	93,393

Total	$610,916	$—	$—	$610,916
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

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Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $5,545,502. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $5,663,871, resulting in the net amount due to the counterparty of $118,369.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

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Notes to Financial Statements (unaudited)

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash

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Notes to Financial Statements (unaudited)

Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2019, the Portfolio engaged in cross trades amounting to $442,227 in sales, resulting in a net realized gain of $129,305. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 873,639,844	$623,006,382	$ (8,731,042)	$ 614,275,340

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ -	$ (610,916)	$ (610,916)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	669,775	$51,955,851	1,094,919	$ 81,180,091
Reinvested dividends and distributions	525,910	41,294,425	411,872	30,474,258
Shares repurchased	(697,713)	(54,486,988)	(1,648,195)	(121,740,045)
Net Increase/(Decrease)	497,972	$38,763,288	(141,404)	$ (10,085,696)
Service Shares:
Shares sold	1,153,580	$83,941,612	2,327,514	$162,490,283
Reinvested dividends and distributions	614,493	45,165,219	439,794	30,628,519
Shares repurchased	(1,002,915)	(72,849,650)	(1,750,080)	(121,952,201)
Net Increase/(Decrease)	765,158	$56,257,181	1,017,228	$ 71,166,601

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$94,789,981	$ 118,046,744	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-81116 08-19

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

PORTFOLIO SNAPSHOT

This dynamic core bond portfolio leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the portfolio has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE SUMMARY

During the six-month period ended June 30, 2019, Janus Henderson VIT Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 6.21% and 6.14%, respectively, compared with a 6.11% return for the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Early in the period, the Federal Reserve (Fed) signaled it would hold rates steady in 2019, in stark contrast to its 2018 indication that it would hike this year, which helped risk assets rebound from the fourth quarter’s sell-off. Resilient corporate profits and better-than-expected GDP growth also supported corporate credit. Economic data, particularly related to global manufacturing, weakened later in the period, and U.S.-China trade negotiations caused some volatility, raising fear that trade tensions could dent an already slowing global economy. But the expectation for more accommodative monetary policy from central banks, including a potential rate cut by the Fed, supported corporate credit near period end.

Investment-grade and high-yield spreads (the difference in yield between corporate securities and their underlying risk-free benchmarks) fluctuated but ultimately finishing tighter. Treasuries also rallied, and lower yields further supported corporate credit returns. The yield on the 10-year note closed the period at 2.01%, down from 2.68% in December.

PERFORMANCE DISCUSSION

The Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The tailwind we expect from the Fed’s accommodative pivot and subsequent pledge to “act as appropriate” to sustain the economic expansion led us to add to our U.S.-based corporate credit allocation. Our expectation for limited net new issuance coupled with strong demand amid investors’ search for yield also contributed to our decision to raise our allocation off a multi-year low. While we have added selectively to what we believe are higher-quality business models in high yield, the increase has been primarily in the investment-grade sector. Given the Fed’s next move will likely be a cut, we continued to reduce our floating rate exposure, including positions in certain asset-backed securities, commercial mortgage-backed securities and bank loans. We also trimmed our Treasury allocation, but shifted into longer-dated Treasury exposure to help balance the risk from our increased corporate credit allocation. We expect lower Treasury yields and a relatively flat curve as U.S. yields remain attractive versus their global peers. The increase in long-dated Treasuries contributed to the lengthening of the fixed income sleeve’s overall duration (a measure of sensitivity to changes in interest rates), which ended the period at approximately 111% of the index.

Adding Treasury duration proved beneficial, as our bias to longer-dated bonds aided results during the period’s rally in rates. The Portfolio’s out-of-index allocation to high-yield corporate bonds also contributed to relative performance during the spread-tightening environment. Our additions to investment-grade corporates, the strongest-performing benchmark sector, also supported relative results.

At the sector level, our food and beverage holdings were among the strongest contributors to relative results. We maintain an overall positive view on the sector given valuations (which we feel reasonably reflect the challenges posed from a generational shift in consumer habits), improving fundamentals (as we believe the worst of the sector’s consolidation activity is likely behind us) and the fact that the majority of companies in the sector are looking to delever. Further, in the event of a downturn, we believe the steady cash flow of these consumer staples should face minimal impact. We increased our allocation to the sector, and our overweight aided relative performance. At the issuer level, a position in Campbell’s Soup was a top relative contributor. The company executed a small asset sale and is benefiting from its plans to sell additional assets, the proceeds of which are expected to be used for deleveraging.

An underweight to the banking sector detracted from relative results. A position in Citigroup also modestly held back relative results.

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A small cash balance detracted from relative performance, given the strong performance in riskier assets during the period. Although we significantly reduced our floating rate exposure, front-end and floating rate securitized credit, including mortgage-backed and other asset-backed securities, also detracted from relative performance, largely due to their lack of duration.

OUTLOOK
The Fed has struck an accommodative tone, seeking to stabilize the economic decline and engineer a soft landing. The prospect of the Fed having investors’ backs is appealing to market participants, and reminiscent of 2012, when the European Central Bank vowed to do whatever it takes to preserve the euro; we think both rates and credit can continue to perform well in the near term. Treasury yields have trended significantly lower, and can go lower still. In fact, we would argue that higher U.S. yields are not sustainable given the Fed pivot in combination with low to negative yields abroad and the convergence of accommodative monetary policy in the developed world. U.S. rates also remain attractive on a hedged basis for foreign investors in search of yield.

Supply/demand technicals also remain favorable for U.S. investment-grade corporate credit, given limited net new issuance. After a wave of mergers and acquisitions, we are witnessing a heightened focus on debt paydown, and less willingness by management teams to take debt and leverage higher as they have in recent years. Further, while the U.S. economy is slowing, employment and corporate fundamentals remain relatively healthy. Given these conditions, it is difficult to envision a sustained sell-off in corporate credit without recession risks and default rates trending higher. We will continue to seek attractively valued new issues where we believe we can capitalize on price dislocations our analysts identify in issuers with free-cash-flow generative business models and management teams focused on prudent balance sheet management. Spreads (the difference in yield between a corporate security and its underlying risk-free benchmark) remain fairly tight, however, leading us to believe carry (a measure of excess interest income generated by the Portfolio’s holdings) will be a strong driver of returns going forward. We continue to look for attractive carry positions to round out our corporate allocation.

There is no doubt that the landscape can change quickly, particularly at this late stage of the credit cycle. Macro uncertainty remains, with slower global growth and trade policy top of mind for investors, making bouts of volatility likely. We will continue to closely monitor economic data releases and the impact trade rhetoric is having on companies, as well as its potential impact on the economy. Brexit and upcoming U.S. elections could also challenge the investment landscape. We believe a focus on higher-quality business models remains prudent and intend to remain diversified across fixed income asset classes. Thorough vetting of all opportunities coupled with security avoidance remains critical as we strive to deliver on our core tenets of capital preservation and strong risk-adjusted returns.

Thank you for your investment in the Janus Henderson VIT Flexible Bond Portfolio.

2	JUNE 30, 2019

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	2.47%	2.47%
Service Shares	2.22%	2.22%
Weighted Average Maturity		9.2 Years
Average Effective Duration**		6.3 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.6%
AA	45.4%
A	7.4%
BBB	30.1%
BB	9.4%
B	1.4%
Not Rated	5.2%
Other	0.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	45.8%
Mortgage-Backed Securities	26.2%
United States Treasury Notes/Bonds	18.1%
Asset-Backed/Commercial Mortgage-Backed Securities	8.1%
Investment Companies	3.2%
Bank Loans and Mezzanine Loans	0.3%
Other	(1.7)%
100.0%

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Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019						per the April 30, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	6.21%	6.96%	2.42%	4.68%	6.16%	0.61%
Service Shares	6.14%	6.73%	2.16%	4.43%	5.93%	0.86%
Bloomberg Barclays U.S. Aggregate Bond Index	6.11%	7.87%	2.95%	3.90%	5.15%
Morningstar Quartile - Institutional Shares	-	3rd	4th	3rd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	-	464/631	401/533	280/473	7/196

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

4	JUNE 30, 2019

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for indexfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

Janus Aspen Series	5

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Institutional Shares	$1,000.00	$1,062.10	$3.17	$1,000.00	$1,021.72	$3.11	0.62%
Service Shares	$1,000.00	$1,061.40	$4.40	$1,000.00	$1,020.53	$4.31	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	JUNE 30, 2019

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.1%
Angel Oak Mortgage Trust I LLC 2018-2, 3.6740%, 7/27/48 (144A)‡	$290,637	$295,840
Applebee's Funding LLC / IHOP Funding LLC, 4.1940%, 6/7/49 (144A)	988,000	1,002,093
Applebee's Funding LLC / IHOP Funding LLC, 4.7230%, 6/7/49 (144A)	465,000	474,184
Arroyo Mortgage Trust 2018-1, 3.7630%, 4/25/48 (144A)‡	498,061	507,624
BAMLL Commercial Mortgage Securities Trust 2018-DSNY,
ICE LIBOR USD 1 Month + 0.8500%, 3.2443%, 9/15/34 (144A)‡	769,000	768,772
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 3.1163%, 3/15/37 (144A)‡	1,799,000	1,792,921
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	1,447,000	1,592,272
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 3.1443%, 11/15/33 (144A)‡	1,871,133	1,871,123
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	696,000	730,281
Cenovus Energy Inc, 5.7000%, 10/15/19	15,000	15,108
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	563,000	579,197
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	693,858	704,424
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	581,000	595,585
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	235,000	241,541
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	465,000	487,834
Domino's Pizza Master Issuer LLC, 3.0820%, 7/25/47 (144A)	190,605	190,733
Domino's Pizza Master Issuer LLC, 4.1160%, 7/25/48 (144A)	263,340	271,994
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	1,590,000	1,651,025
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	1,400,000	1,457,461
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	508,000	517,137
Drive Auto Receivables Trust 2019-1, 4.0900%, 6/15/26	220,000	227,638
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.4044%, 7/25/24‡	2,217,287	2,311,037
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 1.1500%, 3.5544%, 9/25/29‡	134,663	134,988
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.9500%, 3.3544%, 10/25/29‡	94,842	95,082
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.6000%, 3.0298%, 7/25/30‡	219,459	219,326
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 0.7200%, 3.1244%, 1/25/31‡	65,685	65,705
Fannie Mae Connecticut Avenue Securities 2017-C06,
ICE LIBOR USD 1 Month + 0.7500%, 3.1544%, 2/25/30‡	79,579	79,591
Fannie Mae Connecticut Avenue Securities 2018-C04,
ICE LIBOR USD 1 Month + 0.7500%, 3.1544%, 2/25/30‡	99,621	99,636
Fannie Mae REMICS, 3.0000%, 5/25/48	2,116,720	2,153,640
Ginnie Mae II Pool, 3.5000%, 5/20/49	1,430,597	1,460,192
Ginnie Mae II Pool, 3.5000%, 6/20/49	569,031	580,803
Government National Mortgage Association - Class FQ,
ICE LIBOR USD 1 Month + 0.4500%, 2.8329%, 2/20/49‡	1,508,451	1,507,643
Government National Mortgage Association - Class QF,
ICE LIBOR USD 1 Month + 0.4500%, 2.8329%, 2/20/49‡	1,322,801	1,322,080
Jack in the Box Funding, LLC 2019-1A A23, 4.9700%, 8/25/49	1,191,000	1,191,000
Jack in the Box Funding, LLC 2019-1A A2I, 3.9820%, 8/25/49	1,191,000	1,191,000
Jack in the Box Funding, LLC 2019-1A A2II, 4.4760%, 8/25/49	1,191,000	1,191,000
JP Morgan Mortgage Trust,
ICE LIBOR USD 1 Month + 0.9000%, 3.3041%, 11/25/49 (144A)‡	205,000	205,131
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 3.2544%, 11/25/51 (144A)‡	2,658,000	2,652,070
New Residential Mortgage Loan Trust 2018-2, 4.5000%, 2/25/58 (144A)‡	595,012	624,322
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	254,000	261,630
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	252,000	262,325
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	1,868,000	1,903,517
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	2,500,000	2,530,129
Sequoia Mortgage Trust 2018-7 A19, 4.0000%, 9/25/48 (144A)‡	394,760	400,273
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 3.2796%, 9/24/19 (144A)‡	2,541,000	2,541,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Station Place Securitization Trust Series 2019-4, 3.3296%, 6/24/20 (144A)‡	$2,254,000	$2,254,000
Towd Point Asset Funding, LLC 2019-HE1 A1, 3.3410%, 4/25/48 (144A)	1,176,000	1,172,260
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 6.3076%, 5/15/46‡	162,669	164,441
Wells Fargo Mortgage Backed Securities 2018-1, 3.5000%, 7/25/47 (144A)‡	314,971	315,603
Wells Fargo Mortgage Backed Securities 2019-1 Trust,
4.0000%, 11/25/48 (144A)‡	613,328	623,491
Wells Fargo Mortgage Backed Securities 2019-2 Trust,
4.0000%, 4/25/49 (144A)‡	525,205	531,618
Wendy's Funding LLC, 3.5730%, 3/15/48 (144A)	368,390	372,322
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	2,176,899	2,210,035
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $48,096,136)		48,601,677
Bank Loans and Mezzanine Loans – 0.3%
Electric – 0.3%
Vistra Operations Co LLC, ICE LIBOR USD 1 Month + 2.0000%, 4.4024%, 8/4/23‡ (cost $1,811,896)	1,807,317	1,803,937
Corporate Bonds – 45.8%
Banking – 4.0%
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0600%, 3.5590%, 4/23/27‡	2,421,000	2,521,856
Bank of America Corp, ICE LIBOR USD 3 Month + 1.2100%, 3.9740%, 2/7/30‡	1,686,000	1,805,669
Bank of Montreal, 3.3000%, 2/5/24	1,681,000	1,742,795
Citizens Financial Group Inc, 3.7500%, 7/1/24	613,000	622,503
Citizens Financial Group Inc, 4.3500%, 8/1/25	427,000	447,972
Citizens Financial Group Inc, 4.3000%, 12/3/25	1,435,000	1,517,381
Goldman Sachs Capital I, 6.3450%, 2/15/34	2,366,000	2,972,192
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	2,660,000	2,843,714
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	584,000	649,505
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.1600%, 3.7020%, 5/6/30‡	1,484,000	1,564,032
Morgan Stanley, 3.9500%, 4/23/27	1,526,000	1,595,465
Morgan Stanley, ICE LIBOR USD 3 Month + 1.6280%, 4.4310%, 1/23/30‡	1,232,000	1,363,935
SVB Financial Group, 5.3750%, 9/15/20	1,360,000	1,405,506
Synchrony Financial, 4.3750%, 3/19/24	312,000	326,561
Synchrony Financial, 3.9500%, 12/1/27	1,266,000	1,263,961
Synchrony Financial, 5.1500%, 3/19/29	1,178,000	1,268,761
		23,911,808
Basic Industry – 3.6%
Allegheny Technologies Inc, 5.9500%, 1/15/21	2,062,000	2,118,705
Constellium NV, 5.7500%, 5/15/24 (144A)	1,428,000	1,460,130
Freeport-McMoRan Inc, 3.5500%, 3/1/22	2,746,000	2,749,432
Freeport-McMoRan Inc, 3.8750%, 3/15/23	1,745,000	1,745,000
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	2,870,000	2,910,563
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	1,106,000	1,160,811
Novelis Corp, 5.8750%, 9/30/26 (144A)	2,820,000	2,855,250
Nutrien Ltd, 4.2000%, 4/1/29	281,000	303,232
Nutrien Ltd, 5.0000%, 4/1/49	341,000	386,668
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	1,564,000	1,641,572
Steel Dynamics Inc, 5.5000%, 10/1/24	403,000	417,609
WRKCo Inc, 3.7500%, 3/15/25	89,000	92,562
WRKCo Inc, 4.6500%, 3/15/26	571,000	620,735
WRKCo Inc, 3.3750%, 9/15/27	101,000	101,117
WRKCo Inc, 4.0000%, 3/15/28	341,000	353,920
WRKCo Inc, 4.9000%, 3/15/29	2,367,000	2,586,478
		21,503,784
Brokerage – 1.2%
Cboe Global Markets Inc, 3.6500%, 1/12/27	1,805,000	1,894,113
E*TRADE Financial Corp, 3.8000%, 8/24/27	1,680,000	1,690,857
E*TRADE Financial Corp, 4.5000%, 6/20/28	446,000	468,762
Raymond James Financial Inc, 5.6250%, 4/1/24	841,000	951,080
Raymond James Financial Inc, 4.9500%, 7/15/46	1,723,000	1,941,551
		6,946,363

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – 2.7%
Ball Corp, 4.3750%, 12/15/20	$1,174,000	$1,199,828
Boeing Co, 2.2500%, 6/15/26	291,000	283,251
Boeing Co, 3.2500%, 3/1/28	262,000	271,663
Boeing Co, 3.2000%, 3/1/29	1,958,000	2,019,641
Boeing Co, 3.6000%, 5/1/34	1,447,000	1,509,397
Entegris Inc, 4.6250%, 2/10/26 (144A)	877,000	883,578
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	2,760,000	2,856,600
Masonite International Corp, 5.6250%, 3/15/23 (144A)	473,000	487,190
Wabtec Corp, 4.4000%, 3/15/24	1,276,000	1,350,314
Wabtec Corp, 3.4500%, 11/15/26	1,888,000	1,844,121
Wabtec Corp, 4.9500%, 9/15/28	3,090,000	3,311,606
		16,017,189
Communications – 5.8%
AT&T Inc, 3.6000%, 7/15/25	1,055,000	1,093,374
AT&T Inc, 4.3500%, 3/1/29	2,682,000	2,877,214
AT&T Inc, 4.8500%, 3/1/39	1,058,000	1,134,782
AT&T Inc, 4.7500%, 5/15/46	1,205,000	1,266,880
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	1,318,000	1,323,766
CenturyLink Inc, 6.4500%, 6/15/21	928,000	981,360
CenturyLink Inc, 5.8000%, 3/15/22	516,000	537,930
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	1,079,000	1,170,770
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.0500%, 3/30/29	2,610,000	2,875,390
Comcast Corp, 3.1500%, 3/1/26	735,000	759,264
Comcast Corp, 4.1500%, 10/15/28	358,000	394,591
Comcast Corp, 4.2500%, 10/15/30	1,153,000	1,284,229
Comcast Corp, 4.6000%, 10/15/38	800,000	915,194
Comcast Corp, 4.9500%, 10/15/58	824,000	1,004,274
Crown Castle International Corp, 3.6500%, 9/1/27	653,000	672,158
Crown Castle International Corp, 4.3000%, 2/15/29	807,000	867,637
Crown Castle International Corp, 5.2000%, 2/15/49	1,178,000	1,353,626
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	1,805,000	1,969,706
Sirius XM Radio Inc, 5.5000%, 7/1/29 (144A)	1,222,000	1,252,794
T-Mobile USA Inc, 6.3750%, 3/1/25	1,562,000	1,622,137
UBM PLC, 5.7500%, 11/3/20 (144A)	1,726,000	1,787,246
Verizon Communications Inc, 2.6250%, 8/15/26	1,552,000	1,541,286
Verizon Communications Inc, 4.3290%, 9/21/28	1,929,000	2,133,156
Verizon Communications Inc, 3.8750%, 2/8/29	491,000	526,391
Verizon Communications Inc, 4.8620%, 8/21/46	479,000	557,475
Verizon Communications Inc, 4.5220%, 9/15/48	353,000	394,263
Verizon Communications Inc, 5.0120%, 8/21/54	718,000	858,347
Viacom Inc, 5.8500%, 9/1/43	1,551,000	1,829,915
		34,985,155
Consumer Cyclical – 3.7%
AutoZone Inc, 3.7500%, 4/18/29	1,214,000	1,261,755
Ford Motor Credit Co LLC, 4.3890%, 1/8/26	1,604,000	1,611,768
Ford Motor Credit Co LLC, 3.8150%, 11/2/27	1,551,000	1,485,338
Ford Motor Credit Co LLC, 5.1130%, 5/3/29	1,503,000	1,536,292
General Motors Co, 5.0000%, 10/1/28	1,242,000	1,304,384
General Motors Financial Co Inc, 4.3500%, 4/9/25	896,000	924,300
General Motors Financial Co Inc, 4.3000%, 7/13/25	276,000	284,486
General Motors Financial Co Inc, 4.3500%, 1/17/27	900,000	916,401
GLP Capital LP / GLP Financing II Inc, 5.2500%, 6/1/25	440,000	471,416
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	512,000	553,615
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	1,034,000	1,095,523
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	1,793,000	1,923,172

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
IHS Markit Ltd, 4.0000%, 3/1/26 (144A)	$1,081,000	$1,118,489
Lowe's Cos Inc, 3.6500%, 4/5/29	953,000	995,571
MDC Holdings Inc, 5.5000%, 1/15/24	1,101,000	1,172,565
MGM Resorts International, 6.6250%, 12/15/21	783,000	845,640
MGM Resorts International, 7.7500%, 3/15/22	281,000	313,315
O'Reilly Automotive Inc, 3.6000%, 9/1/27	31,000	31,860
O'Reilly Automotive Inc, 4.3500%, 6/1/28	237,000	256,130
O'Reilly Automotive Inc, 3.9000%, 6/1/29	1,384,000	1,450,632
Service Corp International/US, 5.1250%, 6/1/29	1,493,000	1,571,382
Starbucks Corp, 4.4500%, 8/15/49	903,000	987,618
		22,111,652
Consumer Non-Cyclical – 8.6%
Allergan Finance LLC, 3.2500%, 10/1/22	958,000	973,613
Allergan Funding SCS, 3.4500%, 3/15/22	1,770,000	1,806,661
Allergan Funding SCS, 3.8000%, 3/15/25	1,089,000	1,129,589
Allergan Inc/United States, 2.8000%, 3/15/23	75,000	74,768
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	2,099,000	2,377,671
Bausch Health Cos Inc, 7.0000%, 3/15/24 (144A)	1,207,000	1,282,558
Boston Scientific Corp, 3.7500%, 3/1/26	704,000	748,335
Boston Scientific Corp, 4.0000%, 3/1/29	366,000	395,679
Boston Scientific Corp, 4.7000%, 3/1/49	587,000	672,882
Bristol-Myers Squibb Co, 3.4000%, 7/26/29 (144A)	634,000	663,085
Bristol-Myers Squibb Co, 4.1250%, 6/15/39 (144A)	458,000	496,108
Bristol-Myers Squibb Co, 4.2500%, 10/26/49 (144A)	786,000	865,139
Campbell Soup Co, 3.9500%, 3/15/25	797,000	828,634
Campbell Soup Co, 4.1500%, 3/15/28	1,130,000	1,179,159
Campbell Soup Co, 4.8000%, 3/15/48#	1,171,000	1,183,662
CVS Health Corp, 4.7500%, 12/1/22	759,000	805,736
CVS Health Corp, 4.1000%, 3/25/25	2,020,000	2,129,335
CVS Health Corp, 4.3000%, 3/25/28	1,413,000	1,489,203
CVS Health Corp, 5.0500%, 3/25/48	911,000	968,907
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	621,000	651,516
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	579,000	646,331
General Mills Inc, 4.2000%, 4/17/28	1,629,000	1,754,570
GlaxoSmithKline Capital PLC, 3.3750%, 6/1/29	1,710,000	1,807,310
HCA Inc, 4.5000%, 2/15/27	1,456,000	1,552,738
HCA Inc, 4.1250%, 6/15/29	3,512,000	3,593,642
HCA Inc, 5.1250%, 6/15/39	636,000	660,622
HCA Inc, 5.2500%, 6/15/49	925,000	961,732
IQVIA Inc, 5.0000%, 5/15/27 (144A)	786,000	811,545
JBS USA LUX SA / JBS USA Finance Inc, 5.8750%, 7/15/24 (144A)	350,000	360,063
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	630,000	655,200
JBS USA LUX SA / JBS USA Finance Inc, 6.7500%, 2/15/28 (144A)	194,000	210,733
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc,
6.5000%, 4/15/29 (144A)	275,000	298,719
Keurig Dr Pepper Inc, 4.5970%, 5/25/28	1,404,000	1,536,070
Keurig Dr Pepper Inc, 5.0850%, 5/25/48#	570,000	633,950
Kraft Heinz Foods Co, 3.0000%, 6/1/26	2,630,000	2,558,199
Kraft Heinz Foods Co, 4.6250%, 1/30/29	496,000	533,436
Kraft Heinz Foods Co, 5.0000%, 6/4/42	414,000	424,906
Kraft Heinz Foods Co, 4.3750%, 6/1/46	1,108,000	1,051,582
Life Technologies Corp, 6.0000%, 3/1/20	1,195,000	1,220,218
Mars Inc, 2.7000%, 4/1/25 (144A)	710,000	724,035
Mars Inc, 3.2000%, 4/1/30 (144A)	840,000	872,313
Mars Inc, 3.9500%, 4/1/49 (144A)	1,025,000	1,101,456
Mars Inc, 4.2000%, 4/1/59 (144A)	795,000	862,936
Newell Brands Inc, 4.2000%, 4/1/26	1,580,000	1,569,665
Newell Brands Inc, 5.3750%, 4/1/36	1,805,000	1,781,466
Teva Pharmaceutical Finance Co BV, 3.6500%, 11/10/21	471,000	453,338

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Teva Pharmaceutical Finance IV BV, 3.6500%, 11/10/21	$520,000	$502,060
Valvoline Inc, 5.5000%, 7/15/24	454,000	469,436
Valvoline Inc, 4.3750%, 8/15/25	1,018,000	1,015,455
		51,345,966
Electric – 3.4%
NRG Energy Inc, 3.7500%, 6/15/24 (144A)	1,551,000	1,592,673
NRG Energy Inc, 7.2500%, 5/15/26	2,024,000	2,228,930
NRG Energy Inc, 6.6250%, 1/15/27	1,328,000	1,442,540
NRG Energy Inc, 5.7500%, 1/15/28	308,000	330,330
NRG Energy Inc, 4.4500%, 6/15/29 (144A)	1,494,000	1,553,694
NRG Energy Inc, 5.2500%, 6/15/29 (144A)	595,000	634,419
Oncor Electric Delivery Co LLC, 2.7500%, 6/1/24 (144A)	1,225,000	1,247,292
Oncor Electric Delivery Co LLC, 3.7000%, 11/15/28 (144A)	982,000	1,056,988
Oncor Electric Delivery Co LLC, 3.8000%, 6/1/49 (144A)	1,503,000	1,584,282
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	1,336,000	1,382,416
Southern Co, 2.9500%, 7/1/23	1,222,000	1,239,197
Vistra Operations Co LLC, 5.5000%, 9/1/26 (144A)	611,000	645,369
Vistra Operations Co LLC, 5.6250%, 2/15/27 (144A)	3,023,000	3,200,601
Vistra Operations Co LLC, 5.0000%, 7/31/27 (144A)	2,031,000	2,100,755
		20,239,486
Energy – 5.1%
AmeriGas Partners LP / AmeriGas Finance Corp, 5.6250%, 5/20/24	53,000	56,445
AmeriGas Partners LP / AmeriGas Finance Corp, 5.5000%, 5/20/25	1,993,000	2,097,632
Cenovus Energy Inc, 4.2500%, 4/15/27	497,000	513,953
Cheniere Energy Partners LP, 5.6250%, 10/1/26 (144A)	880,000	928,400
Continental Resources Inc/OK, 5.0000%, 9/15/22	2,091,000	2,107,402
Continental Resources Inc/OK, 4.5000%, 4/15/23	1,754,000	1,842,248
Energy Transfer Operating LP, 4.2500%, 3/15/23	943,000	984,073
Energy Transfer Operating LP, 5.8750%, 1/15/24	1,015,000	1,128,050
Energy Transfer Operating LP, 5.5000%, 6/1/27	106,000	118,441
Energy Transfer Operating LP, 4.9500%, 6/15/28	172,000	187,964
Energy Transfer Operating LP, 6.1250%, 12/15/45	403,000	461,360
Energy Transfer Operating LP, 6.0000%, 6/15/48	1,383,000	1,576,967
EnLink Midstream Partners LP, 4.1500%, 6/1/25	1,527,000	1,496,460
EQM Midstream Partners LP, 5.5000%, 7/15/28	1,855,000	1,955,355
Hess Corp, 4.3000%, 4/1/27	2,970,000	3,079,450
HollyFrontier Corp, 5.8750%, 4/1/26	1,222,000	1,342,739
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	728,000	763,159
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	84,000	88,024
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	378,000	404,721
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	376,000	434,778
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	250,000	282,191
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	2,001,000	2,061,030
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	901,000	953,934
NuStar Logistics LP, 5.6250%, 4/28/27	1,029,000	1,036,717
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	1,985,000	2,113,066
Range Resources Corp, 5.0000%, 8/15/22	452,000	430,530
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
4.7500%, 10/1/23 (144A)	1,303,000	1,320,942
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 9/15/24 (144A)	485,000	500,763
		30,266,794
Finance Companies – 0.3%
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	1,581,000	1,559,118
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	2,121,000	2,204,758
Industrial Conglomerates – 0.3%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	2,043,000	1,959,768

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Insurance – 0.6%
Brown & Brown Inc, 4.5000%, 3/15/29	$707,000	$742,322
Centene Corp, 4.7500%, 5/15/22	124,000	126,635
Centene Corp, 6.1250%, 2/15/24	1,641,000	1,718,947
Cigna Corp, 3.4000%, 9/17/21 (144A)	250,000	254,796
Cigna Corp, 3.7500%, 7/15/23 (144A)	1,019,000	1,060,347
		3,903,047
Real Estate Investment Trusts (REITs) – 0.3%
Reckson Operating Partnership LP, 7.7500%, 3/15/20	1,681,000	1,740,508
Technology – 5.8%
Broadcom Corp / Broadcom Cayman Finance Ltd, 3.8750%, 1/15/27	166,000	162,742
Broadcom Inc, 4.2500%, 4/15/26 (144A)	894,000	905,694
Broadcom Inc, 4.7500%, 4/15/29 (144A)	848,000	868,924
Cadence Design Systems Inc, 4.3750%, 10/15/24	2,887,000	3,069,873
CommScope Inc, 5.5000%, 3/1/24 (144A)	1,002,000	1,028,303
CommScope Inc, 6.0000%, 3/1/26 (144A)	1,657,000	1,698,425
Dell International LLC / EMC Corp, 5.3000%, 10/1/29 (144A)	759,000	798,779
Fidelity National Information Services Inc, 3.6250%, 10/15/20	508,000	515,418
Fidelity National Information Services Inc, 4.5000%, 10/15/22	601,000	637,537
Fidelity National Information Services Inc, 3.7500%, 5/21/29	420,000	445,923
Lam Research Corp, 4.0000%, 3/15/29	255,000	271,434
Marvell Technology Group Ltd, 4.2000%, 6/22/23	619,000	644,366
Marvell Technology Group Ltd, 4.8750%, 6/22/28	2,115,000	2,241,120
Micron Technology Inc, 5.5000%, 2/1/25	447,000	459,851
Micron Technology Inc, 4.9750%, 2/6/26	582,000	613,851
Micron Technology Inc, 5.3270%, 2/6/29	1,461,000	1,545,951
Qorvo Inc, 5.5000%, 7/15/26	984,000	1,041,367
Total System Services Inc, 4.8000%, 4/1/26	2,691,000	2,955,656
Trimble Inc, 4.7500%, 12/1/24	3,448,000	3,623,442
Trimble Inc, 4.9000%, 6/15/28	3,140,000	3,362,669
Verisk Analytics Inc, 5.8000%, 5/1/21	2,506,000	2,657,209
Verisk Analytics Inc, 4.1250%, 9/12/22	386,000	405,330
Verisk Analytics Inc, 5.5000%, 6/15/45	969,000	1,135,618
Western Digital Corp, 4.7500%, 2/15/26	3,882,000	3,808,436
		34,897,918
Total Corporate Bonds (cost $261,728,052)		273,593,314
Mortgage-Backed Securities – 26.2%
Fannie Mae:
4.5000%, 7/25/48	2,354,000	2,458,941
Fannie Mae Pool:
6.0000%, 2/1/37	128,281	148,116
4.5000%, 5/1/38	793,746	835,763
3.5000%, 10/1/42	643,364	666,501
4.5000%, 11/1/42	317,538	340,325
3.5000%, 12/1/42	1,453,917	1,506,203
3.0000%, 2/1/43	51,701	52,542
3.5000%, 2/1/43	1,999,971	2,071,894
3.5000%, 2/1/43	506,929	524,509
3.5000%, 3/1/43	1,470,822	1,521,829
3.5000%, 4/1/43	722,269	747,316
3.0000%, 5/1/43	262,917	267,091
3.5000%, 11/1/43	1,638	1,697
3.5000%, 4/1/44	748,446	780,347
5.0000%, 7/1/44	875,651	952,261
4.5000%, 10/1/44	638,292	694,235
3.5000%, 2/1/45	2,644,717	2,736,433
4.5000%, 3/1/45	1,014,045	1,102,922
4.5000%, 6/1/45	620,552	664,328
3.0000%, 10/1/45	497,718	505,377
3.0000%, 10/1/45	319,097	324,007

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 12/1/45	$643,790	$671,775
4.5000%, 2/1/46	1,245,243	1,334,602
3.0000%, 3/1/46	3,724	3,774
3.0000%, 3/1/46	2,658	2,693
3.5000%, 7/1/46	1,269,240	1,317,871
4.0000%, 10/1/46	45,960	48,835
3.0000%, 11/1/46	277,055	280,770
3.0000%, 11/1/46	271,682	275,325
3.0000%, 2/1/47	1,926,980	1,962,006
4.0000%, 5/1/47	370,688	385,937
4.5000%, 5/1/47	218,600	234,866
4.5000%, 5/1/47	183,177	194,305
4.5000%, 5/1/47	172,604	184,447
4.5000%, 5/1/47	128,971	136,806
4.5000%, 5/1/47	128,307	137,854
4.5000%, 5/1/47	103,253	110,338
4.5000%, 5/1/47	62,980	67,302
4.5000%, 5/1/47	42,046	45,175
4.5000%, 5/1/47	41,898	45,016
4.0000%, 6/1/47	216,981	225,906
4.0000%, 6/1/47	104,474	108,772
4.0000%, 6/1/47	104,421	108,919
4.0000%, 6/1/47	53,555	55,759
4.5000%, 6/1/47	760,112	800,794
4.5000%, 6/1/47	75,657	81,287
4.0000%, 7/1/47	190,978	198,834
4.0000%, 7/1/47	172,492	179,588
4.0000%, 7/1/47	80,299	83,602
4.0000%, 7/1/47	55,489	57,772
4.5000%, 7/1/47	550,024	579,461
4.5000%, 7/1/47	466,160	491,108
4.5000%, 7/1/47	465,608	490,528
3.5000%, 8/1/47	566,969	583,341
4.0000%, 8/1/47	1,790,109	1,878,241
4.0000%, 8/1/47	974,378	1,014,461
4.0000%, 8/1/47	338,321	352,239
4.0000%, 8/1/47	210,371	219,025
4.0000%, 8/1/47	89,536	93,219
4.5000%, 8/1/47	667,647	703,380
4.5000%, 8/1/47	159,196	167,716
4.0000%, 9/1/47	85,304	88,813
4.5000%, 9/1/47	591,919	623,599
4.5000%, 9/1/47	412,544	434,623
4.5000%, 9/1/47	370,386	390,209
4.0000%, 10/1/47	449,234	467,715
4.0000%, 10/1/47	382,933	398,685
4.0000%, 10/1/47	364,408	379,399
4.0000%, 10/1/47	234,835	244,495
4.0000%, 10/1/47	201,480	209,768
4.5000%, 10/1/47	104,720	110,324
4.5000%, 10/1/47	41,817	44,056
4.0000%, 11/1/47	848,405	890,174
4.0000%, 11/1/47	546,316	568,789
4.0000%, 11/1/47	542,995	565,332
4.0000%, 11/1/47	163,197	169,910
4.5000%, 11/1/47	469,786	494,929
3.5000%, 12/1/47	3,161,908	3,264,188
3.5000%, 12/1/47	1,041,614	1,082,349
3.5000%, 12/1/47	226,204	232,820

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 12/1/47	$1,082,016	$1,126,527
3.5000%, 1/1/48	1,543,747	1,593,683
3.5000%, 1/1/48	754,819	778,910
3.5000%, 1/1/48	328,325	337,123
4.0000%, 1/1/48	2,487,910	2,597,527
4.0000%, 1/1/48	2,430,861	2,534,559
4.0000%, 1/1/48	2,059,534	2,144,257
4.0000%, 1/1/48	1,126,421	1,190,788
4.0000%, 1/1/48	227,379	236,732
4.0000%, 1/1/48	208,877	220,813
3.5000%, 3/1/48	459,649	476,893
4.0000%, 3/1/48	1,062,079	1,107,698
4.0000%, 3/1/48	184,035	194,516
4.5000%, 3/1/48	630,941	664,056
3.5000%, 4/1/48	1,092,081	1,127,407
4.0000%, 4/1/48	395,126	417,629
4.5000%, 4/1/48	491,581	517,382
4.0000%, 5/1/48	1,939,009	2,009,166
4.0000%, 5/1/48	1,638,735	1,698,027
4.5000%, 5/1/48	386,599	406,890
4.5000%, 5/1/48	343,150	361,160
4.0000%, 6/1/48	798,999	827,907
4.5000%, 6/1/48	393,062	413,692
4.0000%, 7/1/48	4,692,441	4,862,220
4.0000%, 10/1/48	175,043	183,382
3.5000%, 1/1/49	1,178,729	1,215,716
4.0000%, 2/1/49	272,124	281,503
3.5000%, 8/1/56	2,949,465	3,046,731
3.0000%, 2/1/57	1,795,622	1,808,887
3.5000%, 2/1/57	3,338,512	3,457,170
		80,856,473
Freddie Mac Gold Pool:
4.5000%, 11/1/38	933,961	983,728
6.0000%, 4/1/40	208,997	242,039
3.5000%, 2/1/43	586,544	607,264
3.5000%, 2/1/44	809,264	837,851
4.5000%, 5/1/44	602,545	645,505
3.0000%, 1/1/45	1,073,069	1,091,397
4.0000%, 2/1/46	567,414	599,299
4.0000%, 5/1/46	371,022	387,795
3.5000%, 7/1/46	2,441,071	2,548,726
3.5000%, 7/1/46	662,062	681,966
3.0000%, 10/1/46	2,324,803	2,357,345
3.0000%, 12/1/46	4,193,230	4,251,926
3.5000%, 2/1/47	1,756,343	1,814,352
4.0000%, 3/1/47	189,263	198,964
3.0000%, 9/1/47	4,679,567	4,745,070
3.5000%, 9/1/47	2,074,083	2,146,986
3.5000%, 9/1/47	603,227	621,008
3.5000%, 11/1/47	878,039	912,938
3.5000%, 12/1/47	2,383,252	2,475,627
3.5000%, 12/1/47	610,809	635,086
3.5000%, 2/1/48	314,267	326,260
3.5000%, 2/1/48	310,827	319,382
3.5000%, 3/1/48	679,747	702,847
4.0000%, 3/1/48	719,033	750,368
3.5000%, 4/1/48	224,331	231,955
4.0000%, 4/1/48	2,414,029	2,498,679
4.0000%, 4/1/48	860,057	896,447

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
4.0000%, 5/1/48	$2,295,216	$2,379,630
4.0000%, 5/1/48	1,201,775	1,243,917
4.0000%, 6/1/48	566,980	587,832
4.5000%, 7/1/48	962,459	1,009,150
3.5000%, 8/1/48	2,652,093	2,742,218
4.0000%, 8/1/48	2,450,956	2,591,938
4.5000%, 8/1/48	721,236	756,947
5.0000%, 9/1/48	144,127	152,819
3.5000%, 11/1/48	3,378,985	3,497,753
4.0000%, 1/1/49	904,515	959,688
		50,432,702
Ginnie Mae:
4.5000%, 8/20/48	2,514,000	2,619,563
5.0000%, 8/20/48	5,194,358	5,429,247
		8,048,810
Ginnie Mae I Pool:
4.0000%, 1/15/45	2,962,700	3,144,457
4.5000%, 8/15/46	3,395,534	3,659,188
4.0000%, 7/15/47	1,443,442	1,512,231
4.0000%, 8/15/47	283,330	296,833
4.0000%, 11/15/47	477,100	499,837
4.0000%, 12/15/47	622,170	651,821
		9,764,367
Ginnie Mae II Pool:
4.0000%, 8/20/47	289,822	304,006
4.0000%, 8/20/47	59,675	62,595
4.0000%, 8/20/47	42,391	44,773
4.5000%, 5/20/48	1,545,951	1,612,578
4.5000%, 5/20/48	281,763	297,005
4.5000%, 1/20/49	2,321,744	2,421,806
		4,742,763
Total Mortgage-Backed Securities (cost $154,182,574)		156,304,056
United States Treasury Notes/Bonds – 18.1%
2.3750%, 4/30/20	652,000	653,885
2.1250%, 5/31/21	770,000	775,023
2.8750%, 10/31/23	2,906,000	3,041,084
2.6250%, 12/31/23	4,706,000	4,881,004
2.3750%, 2/29/24	8,461,000	8,695,330
2.1250%, 3/31/24	160,000	162,594
2.2500%, 4/30/24	1,242,000	1,269,605
2.0000%, 5/31/24	10,854,000	10,976,107
2.6250%, 3/31/25	1,025,000	1,069,724
2.8750%, 11/30/25	12,000	12,737
2.3750%, 4/30/26	543,000	560,435
2.7500%, 2/15/28	1,708,000	1,815,084
2.8750%, 8/15/28	2,246,000	2,412,344
3.1250%, 11/15/28	2,233,000	2,447,926
2.6250%, 2/15/29	10,608,100	11,180,357
2.3750%, 5/15/29	9,492,000	9,803,456
2.7500%, 8/15/47	3,846,000	4,008,103
2.7500%, 11/15/47	2,826,000	2,945,443
3.0000%, 2/15/48	4,422,000	4,837,081
3.0000%, 8/15/48	2,624,000	2,873,485
3.3750%, 11/15/48	272,000	319,728
3.0000%, 2/15/49	6,966,000	7,639,743
2.8750%, 5/15/49	23,996,000	25,696,459
Total United States Treasury Notes/Bonds (cost $103,371,423)		108,076,737

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Investment Companies – 3.2%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	1,407,703	$1,407,703
Money Markets – 3.0%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£	17,820,216	17,820,216
Total Investment Companies (cost $19,228,659)		19,227,919
Total Investments (total cost $588,418,740) – 101.7%		607,607,640
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(10,441,594)
Net Assets – 100%		$597,166,046

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$596,335,843	98.1%
United Kingdom	4,976,972	0.8
Canada	2,961,756	0.5
Belgium	2,377,671	0.4
Israel	955,398	0.2

Total	$607,607,640	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 3.2%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$1,933∆	$-	$-	$1,407,703
Money Markets - 3.0%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	129,780	669	(740)	17,820,216
Total Affiliated Investments - 3.2%	$131,713	$669	$(740)	$19,227,919

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 3.2%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	-	13,282,400	(11,874,697)	1,407,703
Money Markets - 3.0%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	3,199,600	215,528,167	(200,907,551)	17,820,216

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2019 is $89,221,379, which represents 14.9% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of June 30, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$48,601,677	$-
Bank Loans and Mezzanine Loans	-	1,803,937	-
Corporate Bonds	-	273,593,314	-
Mortgage-Backed Securities	-	156,304,056	-
United States Treasury Notes/Bonds	-	108,076,737	-
Investment Companies	-	19,227,919	-
Total Assets	$-	$607,607,640	$-

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Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$588,379,721
Affiliated investments, at value(3)	19,227,919
Cash	26,241
Non-interested Trustees' deferred compensation	15,103
Receivables:
Interest	4,330,769
Investments sold	2,841,208
Portfolio shares sold	800,586
Dividends from affiliates	32,808
Other assets	69,886
Total Assets	615,724,241
Liabilities:
Due to custodian	18,470
Collateral for securities loaned (Note 2)	1,407,703
Payables:	—
Investments purchased	15,836,909
Portfolio shares repurchased	801,311
Advisory fees	246,166
12b-1 Distribution and shareholder servicing fees	78,807
Transfer agent fees and expenses	25,404
Professional fees	18,564
Non-interested Trustees' deferred compensation fees	15,103
Non-interested Trustees' fees and expenses	4,274
Custodian fees	2,589
Affiliated portfolio administration fees payable	1,231
Accrued expenses and other payables	101,664
Total Liabilities	18,558,195
Net Assets	$597,166,046
Net Assets Consist of:
Capital (par value and paid-in surplus)	$600,320,351
Total distributable earnings (loss)	(3,154,305)
Total Net Assets	$597,166,046
Net Assets - Institutional Shares	$210,273,719
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,997,516
Net Asset Value Per Share	$11.68
Net Assets - Service Shares	$386,892,327
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,295,767
Net Asset Value Per Share	$12.77

(1) Includes cost of $569,190,081. (2) Includes $1,365,805 of securities on loan. See Note 2 in Notes to Financial Statements. (3) Includes cost of $19,228,659.

See Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Interest	$10,703,539
Dividends from affiliates	129,780
Affiliated securities lending income, net	1,933
Other income	94,112
Total Investment Income	10,929,364
Expenses:
Advisory fees	1,487,975
12b-1 Distribution and shareholder servicing fees:
Service Shares	465,701
Transfer agent administrative fees and expenses:
Institutional Shares	55,752
Service Shares	93,140
Other transfer agent fees and expenses:
Institutional Shares	3,190
Service Shares	3,354
Shareholder reports expense	48,483
Professional fees	28,406
Custodian fees	9,340
Non-interested Trustees’ fees and expenses	8,111
Registration fees	7,208
Affiliated portfolio administration fees	6,458
Other expenses	96,381
Total Expenses	2,313,499
Net Investment Income/(Loss)	8,615,865
Net Realized Gain/(Loss) on Investments:
Investments	4,485,540
Investments in affiliates	669
Total Net Realized Gain/(Loss) on Investments	4,486,209
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	23,062,577
Investments in affiliates	(740)
Total Change in Unrealized Net Appreciation/Depreciation	23,061,837
Net Increase/(Decrease) in Net Assets Resulting from Operations	$36,163,911

See Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$8,615,865	$17,975,021
Net realized gain/(loss) on investments	4,486,209	(18,429,882)
Change in unrealized net appreciation/depreciation	23,061,837	(7,934,492)
Net Increase/(Decrease) in Net Assets Resulting from Operations	36,163,911	(8,389,353)
Dividends and Distributions to Shareholders
Institutional Shares	(4,172,009)	(8,145,523)
Service Shares	(6,219,256)	(10,421,559)
Net Decrease from Dividends and Distributions to Shareholders	(10,391,265)	(18,567,082)
Capital Share Transactions:
Institutional Shares	(39,610,468)	(40,394,387)
Service Shares	(14,247,127)	(2,892,011)
Net Increase/(Decrease) from Capital Share Transactions	(53,857,595)	(43,286,398)
Net Increase/(Decrease) in Net Assets	(28,084,949)	(70,242,833)
Net Assets:
Beginning of period	625,250,995	695,493,828
End of period	$597,166,046	$625,250,995

See Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.21	$11.69	$11.62	$11.67	$11.98	$11.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.33	0.30	0.28	0.28	0.33
Net realized and unrealized gain/(loss)	0.52	(0.45)	0.12	0.01	(0.25)	0.25
Total from Investment Operations	0.69	(0.12)	0.42	0.29	0.03	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.36)	(0.35)	(0.34)	(0.28)	(0.42)
Distributions (from capital gains)	—	—	—	—	(0.06)	—
Total Dividends and Distributions	(0.22)	(0.36)	(0.35)	(0.34)	(0.34)	(0.42)
Net Asset Value, End of Period	$11.68	$11.21	$11.69	$11.62	$11.67	$11.98
Total Return*	6.21%	(1.00)%	3.62%	2.46%	0.22%	4.94%
Net Assets, End of Period (in thousands)	$210,274	$240,427	$292,251	$335,208	$355,569	$363,977
Average Net Assets for the Period (in thousands)	$226,185	$266,429	$319,492	$350,120	$347,338	$345,064
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.61%	0.60%	0.58%	0.57%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.61%	0.60%	0.58%	0.57%	0.58%
Ratio of Net Investment Income/(Loss)	3.03%	2.88%	2.51%	2.31%	2.33%	2.74%
Portfolio Turnover Rate	91%(2)	238%(2)	130%(2)	112%	111%	144%

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.23	$12.73	$12.63	$12.66	$12.98	$12.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.33	0.29	0.27	0.27	0.32
Net realized and unrealized gain/(loss)	0.58	(0.50)	0.13	0.01	(0.27)	0.28
Total from Investment Operations	0.75	(0.17)	0.42	0.28	—	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.33)	(0.32)	(0.31)	(0.26)	(0.40)
Distributions (from capital gains)	—	—	—	—	(0.06)	—
Total Dividends and Distributions	(0.21)	(0.33)	(0.32)	(0.31)	(0.32)	(0.40)
Net Asset Value, End of Period	$12.77	$12.23	$12.73	$12.63	$12.66	$12.98
Total Return*	6.14%	(1.29)%	3.35%	2.22%	(0.06)%	4.69%
Net Assets, End of Period (in thousands)	$386,892	$384,824	$403,243	$401,186	$303,873	$207,850
Average Net Assets for the Period (in thousands)	$377,774	$389,260	$402,544	$383,710	$250,537	$146,672
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.86%	0.85%	0.83%	0.82%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.85%	0.83%	0.82%	0.84%
Ratio of Net Investment Income/(Loss)	2.79%	2.64%	2.27%	2.06%	2.09%	2.49%
Portfolio Turnover Rate	91%(2)	238%(2)	130%(2)	112%	111%	144%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

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Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements (unaudited)

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Portfolio may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Portfolio’s total assets. Below are descriptions of the types of loans held by the Portfolio as of June 30, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Portfolio’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In

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Notes to Financial Statements (unaudited)

other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. While the Portfolio generally expects to invest in fully funded term loans, certain of the loans in which the Portfolio may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolio may receive fees such as covenant waiver fees or prepayment penalty fees. The Portfolio may pay fees such as facility fees. Such fees may affect the Portfolio’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

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Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$1,365,805	$—	$(1,365,805)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral

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Notes to Financial Statements (unaudited)

Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,365,805. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $1,407,703, resulting in the net amount due to the counterparty of $41,898.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Portfolio may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss.

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Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

The Fund’s actual investment advisory fee rate for the reporting period was 0.50% of average annual net assets before any applicable waivers.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.57% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2020. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform

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Notes to Financial Statements (unaudited)

on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2019, the Portfolio engaged in cross trades amounting to $12,494,504 in purchases and $3,609,503 in sales, resulting in a net realized gain of $25,791. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

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Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(22,717,558)	$(3,718,469)	$ (26,436,027)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 588,830,274	$19,326,831	$ (549,465)	$ 18,777,366

5. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	655,599	$ 7,524,327	2,289,421	$ 26,034,627
Reinvested dividends and distributions	361,526	4,172,009	725,542	8,145,523
Shares repurchased	(4,470,722)	(51,306,804)	(6,562,712)	(74,574,537)
Net Increase/(Decrease)	(3,453,597)	$(39,610,468)	(3,547,749)	$(40,394,387)
Service Shares:
Shares sold	2,709,366	$ 33,909,730	6,052,211	$ 75,073,739
Reinvested dividends and distributions	493,200	6,219,256	851,192	10,421,559
Shares repurchased	(4,365,391)	(54,376,113)	(7,120,496)	(88,387,309)
Net Increase/(Decrease)	(1,162,825)	$(14,247,127)	(217,093)	$ (2,892,011)

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Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$270,207,537	$ 266,674,238	$ 263,462,037	$ 333,531,857

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Flexible Bond Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-81114 08-19

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

Janus Henderson VIT Forty Portfolio (unaudited)

PORTFOLIO SNAPSHOT

We believe that constructing a concentrated Portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing them to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2019, the Portfolio’s Institutional Shares and Service Shares returned 23.50% and 23.36%, respectively, versus a return of 21.49% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned 18.54% for the period.

INVESTMENT ENVIROMENT

Stocks rebounded in the first quarter after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter. In the second quarter stocks were volatile. Equities lost ground in May as setbacks in U.S.-China trade negotiations raised fears that trade tensions will further dent global economic growth. Economic data also pointed to a weakening global economy during the period. Stocks then rebounded in June, driven in part by expectations of more accommodative monetary policy from central banks.

PERFORMANCE DISCUSSION

The Portfolio outperformed its primary benchmark, the Russell 1000 Growth Index, and its secondary benchmark, the S&P 500 Index, during the period. As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. This period we saw a number of companies in our Portfolio put up impressive results, further validating our view that they are well positioned to grow in excess of the market.

Mastercard was our largest contributor to performance. The company is beginning to demonstrate how its business model can address business-to-business payment solutions. A decision by many upstart fintech companies to use Mastercard and Visa’s payments networks – instead of competing against them – has also reinforced the durability of the two global card networks’ values, and helped drive the stock’s appreciation. Mastercard has been a longtime holding in our Portfolio, and a large contributor to the Portfolio’s performance over the years. Our basic view is that Mastercard’s payments network among merchants is a competitive moat that positions the business as a key beneficiary as more transactions migrate from cash and check to plastic and electronic payments. We believe Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments, and are experiencing significantly faster electronic purchase volume growth.

Microsoft was another top contributor. The stock was up after the company announced better-than-expected quarterly earnings results and offered a bullish outlook for fiscal year 2020. We’ve been impressed by the revenue growth of Microsoft’s commercial cloud business, which is now growing 40% annually. Those figures speak to the growth potential for Microsoft as it and Amazon continue to lead the buildout of enterprise cloud infrastructure globally. As we note in our outlook, we believe companies are still in the early innings of this shift.

Harris Corp. also contributed meaningfully to Portfolio performance. Strong earnings for both Harris and L3

Janus Aspen Series	1

Janus Henderson VIT Forty Portfolio (unaudited)

Technologies Inc., which Harris merged with at the end of the period, improved the outlook for the combined company and drove the stock higher. We continue to see upside for the newly-merged company. Harris is the market leader in communications systems, which it sells to the U.S. military and its allies, and its acquisition of L3 only strengthens its leadership position. We expect the combined entity to realize significant synergies from its merger.

While pleased with the results of most companies in the Portfolio, we still held stocks that weighed on Portfolio performance. Humana was our largest detractor. A recent proposal to expand Medicare and eliminate private medical insurance in the U.S. led to a broad, significant pullback among managed care stocks, including Humana. We are cautious on the health care landscape given the scrutiny of the industry by politicians in Washington and sold the position, choosing to invest in companies we believe will be less subjected to reform.

Allergan was another detractor. We’ve been disappointed by what we view as several executional missteps by management that have weighed on the stock, and sold out of the position during the period.

The stock of Charles Schwab Corp. also drifted lower during the period. An outlook of lower interest rates weighed on the stock, but we continue to like the company. We believe the company’s strong brand, which is trusted among retail investors and registered investment advisers that use its services, is a strong competitive advantage for the company. We also believe its size and digital focus gives it a cost structure advantage, allowing the company to offer trading and other financial services at lower costs than most competitors. Going forward, we believe the trends of investment advisors seeking independence from the large wirehouses and households seeking lower cost investing services are long-term secular growth trends that will benefit Charles Schwab.

OUTLOOK

We acknowledge there are a few macroeconomic risks on the horizon. Geopolitical uncertainty could be a source of volatility in the coming months. So, too, could political rhetoric as the U.S. election season draws near. Meanwhile, the global economy has slowed, and while the U.S. economy remains on firm footing, we acknowledge we are late in the economic cycle. Despite these issues, we believe equities are fairly valued, particularly relative to fixed income.

While aware of the macroeconomic risks, it is not our primary focus. Our unwavering, long-term investment philosophy is that the market underestimates the duration of growth for companies that have built sustainable competitive advantages around their business. Inherent in that philosophy is a constant focus on assessing the competitive advantages our companies hold. In times of economic dislocation, these companies can often improve their strength by investing to extend their competitive advantages as competitors pull back. This is something we’ll keep an eye on in the coming months.

Going forward, we like how our Portfolio is positioned for the current market backdrop. We believe there is less economic sensitivity in our Portfolio than the broader index. Many of our holdings underpin some of the most powerful secular growth themes in today’s economy: the shift from traditional brick and mortar shopping to online spending, the switch of enterprise software from on-premises to the cloud, a proliferation of connected devices in the home and business, the shift in autos from the combustible engine to electronic vehicles and a growing global middle class, to name a few. We’ve mentioned these themes in the past and while they are well known, they are still early in their development. We remain confident in our companies’ ability to grow earnings as these themes progress, even in an environment of slow economic growth.

Thank you for your investment in Janus Henderson VIT Forty Portfolio.

2	JUNE 30, 2019

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Mastercard Inc	2.35%	Humana Inc	-0.41%
	Microsoft Corp	2.28%	Allergan PLC	-0.27%
	Amazon.com Inc	1.32%	Charles Schwab Corp	-0.06%
	L3 Technologies Inc	0.94%	ABIOMED Inc	-0.01%
	PayPal Holdings Inc	0.91%	Cognex Corp	0.00%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.09%	8.04%	11.81%
	Health Care	0.66%	15.92%	13.19%
	Information Technology	0.61%	32.92%	32.55%
	Materials	0.46%	5.34%	1.82%
	Consumer Staples	0.32%	0.00%	5.74%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.74%	2.74%	0.00%
	Financials	-0.71%	7.98%	4.41%
	Energy	0.08%	0.00%	0.75%
	Consumer Discretionary	0.10%	10.55%	15.14%
	Communication Services	0.16%	13.93%	12.25%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.8%
Mastercard Inc
Information Technology Services	6.8%
Amazon.com Inc
Internet & Direct Marketing Retail	4.7%
Walt Disney Co
Entertainment	4.4%
Alphabet Inc - Class C
Interactive Media & Services	4.3%
28.0%

Asset Allocation - (% of Net Assets)
Common Stocks	96.5%
Investment Companies	4.5%
Other	(1.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of December 31, 2018

4	JUNE 30, 2019

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019						per the April 30, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	23.50%	13.15%	15.45%	14.92%	11.78%	0.71%
Service Shares	23.36%	12.84%	15.16%	14.63%	11.47%	0.96%
Russell 1000 Growth Index	21.49%	11.56%	13.39%	16.28%	8.00%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%	8.08%
Morningstar Quartile - Institutional Shares	-	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	310/1,402	48/1,286	545/1,117	11/605

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Janus Henderson VIT Forty Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 1 ,1997

6	JUNE 30, 2019

Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Institutional Shares	$1,000.00	$1,235.00	$4.16	$1,000.00	$1,021.08	$3.76	0.75%
Service Shares	$1,000.00	$1,233.60	$5.54	$1,000.00	$1,019.84	$5.01	1.00%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – 96.5%
Aerospace & Defense – 6.0%
Boeing Co	68,133	$24,801,093
Harris Corp*	135,993	25,720,356
		50,521,449
Capital Markets – 5.4%
Charles Schwab Corp	363,897	14,625,021
Intercontinental Exchange Inc	334,285	28,728,453
Tradeweb Markets Inc	58,077	2,544,353
		45,897,827
Chemicals – 4.2%
Air Products & Chemicals Inc	73,312	16,595,638
Sherwin-Williams Co	41,967	19,233,057
		35,828,695
Construction Materials – 1.6%
Vulcan Materials Co	97,030	13,323,189
Electronic Equipment, Instruments & Components – 0.6%
Cognex Corp	112,832	5,413,679
Entertainment – 8.4%
Live Nation Entertainment Inc*	131,809	8,732,346
Netflix Inc*	66,820	24,544,322
Walt Disney Co	267,755	37,389,308
		70,665,976
Equity Real Estate Investment Trusts (REITs) – 2.7%
American Tower Corp	112,448	22,989,994
Health Care Equipment & Supplies – 10.2%
Abbott Laboratories	139,177	11,704,786
Boston Scientific Corp (144A)*	604,001	25,959,963
Danaher Corp	91,286	13,046,595
Edwards Lifesciences Corp*	56,931	10,517,433
Intuitive Surgical Inc*	47,909	25,130,666
		86,359,443
Information Technology Services – 11.1%
Mastercard Inc	218,544	57,811,444
Pagseguro Digital Ltd*	320,657	12,496,003
PayPal Holdings Inc*	201,892	23,108,558
		93,416,005
Interactive Media & Services – 6.1%
Alphabet Inc - Class C*	33,630	36,351,003
Facebook Inc*	79,485	15,340,605
		51,691,608
Internet & Direct Marketing Retail – 5.9%
Alibaba Group Holding Ltd (ADR)*	60,526	10,256,131
Amazon.com Inc*	20,956	39,682,910
		49,939,041
Pharmaceuticals – 4.0%
Merck & Co Inc	201,874	16,927,135
Zoetis Inc	150,402	17,069,123
		33,996,258
Professional Services – 1.7%
CoStar Group Inc*	25,585	14,175,625
Road & Rail – 1.4%
Uber Technologies Inc*,#	253,936	11,777,552
Semiconductor & Semiconductor Equipment – 5.7%
ASML Holding NV	84,173	17,502,092
NVIDIA Corp	26,497	4,351,602
Texas Instruments Inc	225,865	25,920,267
		47,773,961
Software – 15.3%
Adobe Inc*	59,840	17,631,856

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Software – (continued)
Intuit Inc	42,779	$11,179,436
Microsoft Corp	489,782	65,611,197
salesforce.com Inc*	227,248	34,480,339
		128,902,828
Specialty Retail – 2.7%
Home Depot Inc	108,946	22,657,500
Technology Hardware, Storage & Peripherals – 1.5%
Apple Inc	65,088	12,882,217
Textiles, Apparel & Luxury Goods – 2.0%
NIKE Inc	202,681	17,015,070
Total Common Stocks (cost $492,335,576)		815,227,917
Investment Companies – 4.5%
Investments Purchased with Cash Collateral from Securities Lending – 1.0%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	8,533,079	8,533,079
Money Markets – 3.5%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£	29,526,495	29,526,495
Total Investment Companies (cost $38,059,738)		38,059,574
Total Investments (total cost $530,395,314) – 101.0%		853,287,491
Liabilities, net of Cash, Receivables and Other Assets – (1.0)%		(8,738,065)
Net Assets – 100%		$844,549,426

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$813,033,265	95.3%
Netherlands	17,502,092	2.0
Brazil	12,496,003	1.5
China	10,256,131	1.2

Total	$853,287,491	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 4.5%
Investments Purchased with Cash Collateral from Securities Lending - 1.0%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$1,480∆	$-	$-	$8,533,079
Money Markets - 3.5%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	258,498	30	(164)	29,526,495
Total Affiliated Investments - 4.5%	$259,978	$30	$(164)	$38,059,574

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2019

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 4.5%
Investments Purchased with Cash Collateral from Securities Lending - 1.0%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	-	35,203,796	(26,670,717)	8,533,079
Money Markets - 3.5%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	25,348,887	105,542,358	(101,364,750)	29,526,495

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Portfolio	Return Received by the Portfolio	Payment Frequency	Termination Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)

Goldman Sachs International:

ICE LIBOR USD Plus 75 basis points	Blackstone Group L.P.	Monthly	5/26/20	22,414,940	USD	$10,097

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

Equity Contracts
Asset Derivatives:
Outstanding swap contracts, at value	$ 10,097

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$1,823,853

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$ 10,097

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT Forty Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2019

Market Value
Total return swaps, long	$ (203,141)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2019 is $25,959,963, which represents 3.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$815,227,917	$-	$-
Investment Companies	-	38,059,574	-
Total Investments in Securities	$815,227,917	$38,059,574	$-
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	-	10,097	-
Total Assets	$815,227,917	$38,069,671	$-

12	JUNE 30, 2019

Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$815,227,917
Affiliated investments, at value(3)	38,059,574
Cash	1,159
Outstanding swap contracts, at value	10,097
Non-interested Trustees' deferred compensation	21,371
Receivables:
Investments sold	4,458,742
Dividends	353,430
Dividends from affiliates	55,383
Portfolio shares sold	47,737
Foreign tax reclaims	25,492
Other assets	3,204
Total Assets	858,264,106
Liabilities:
Collateral for securities loaned (Note 3)	8,533,079
Payables:	—
Investments purchased	3,939,175
Portfolio shares repurchased	460,778
Advisory fees	444,472
12b-1 Distribution and shareholder servicing fees	101,884
Dividends and interest on swap contracts	50,773
Transfer agent fees and expenses	35,292
Non-interested Trustees' deferred compensation fees	21,371
Professional fees	14,742
Non-interested Trustees' fees and expenses	5,356
Affiliated portfolio administration fees payable	1,714
Custodian fees	1,561
Accrued expenses and other payables	104,483
Total Liabilities	13,714,680
Net Assets	$844,549,426
Net Assets Consist of:
Capital (par value and paid-in surplus)	$505,866,078
Total distributable earnings (loss)	338,683,348
Total Net Assets	$844,549,426
Net Assets - Institutional Shares	$341,052,488
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,529,419
Net Asset Value Per Share	$39.99
Net Assets - Service Shares	$503,496,938
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,448,924
Net Asset Value Per Share	$37.44

(1) Includes cost of $492,335,576. (2) Includes $8,326,440 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $38,059,738.

See Notes to Financial Statements.

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Janus Henderson VIT Forty Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Dividends	$3,844,589
Dividends from affiliates	258,498
Affiliated securities lending income, net	1,480
Foreign tax withheld	(22,430)
Total Investment Income	4,082,137
Expenses:
Advisory fees	2,670,834
12b-1 Distribution and shareholder servicing fees:
Service Shares	597,433
Transfer agent administrative fees and expenses:
Institutional Shares	80,725
Service Shares	119,487
Other transfer agent fees and expenses:
Institutional Shares	3,900
Service Shares	3,322
Professional fees	24,268
Shareholder reports expense	23,204
Registration fees	11,740
Non-interested Trustees’ fees and expenses	9,884
Affiliated portfolio administration fees	8,784
Custodian fees	5,523
Other expenses	44,028
Total Expenses	3,603,132
Net Investment Income/(Loss)	479,005
Net Realized Gain/(Loss) on Investments:
Investments	13,675,826
Investments in affiliates	30
Swap contracts	1,823,853
Total Net Realized Gain/(Loss) on Investments	15,499,709
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	149,953,761
Investments in affiliates	(164)
Swap contracts	10,097
Total Change in Unrealized Net Appreciation/Depreciation	149,963,694
Net Increase/(Decrease) in Net Assets Resulting from Operations	$165,942,408

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$479,005	$131,716
Net realized gain/(loss) on investments	15,499,709	69,559,947
Change in unrealized net appreciation/depreciation	149,963,694	(50,240,415)
Net Increase/(Decrease) in Net Assets Resulting from Operations	165,942,408	19,451,248
Dividends and Distributions to Shareholders
Institutional Shares	(27,484,409)	(44,744,555)
Service Shares	(42,122,223)	(70,046,355)
Net Decrease from Dividends and Distributions to Shareholders	(69,606,632)	(114,790,910)
Capital Share Transactions:
Institutional Shares	9,349,138	19,835,832
Service Shares	19,411,407	18,730,103
Net Increase/(Decrease) from Capital Share Transactions	28,760,545	38,565,935
Net Increase/(Decrease) in Net Assets	125,096,321	(56,773,727)
Net Assets:
Beginning of period	719,453,105	776,226,832
End of period	$844,549,426	$719,453,105

See Notes to Financial Statements.

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Janus Henderson VIT Forty Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.20	$39.76	$32.19	$36.37	$40.27	$53.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.07	0.02	0.05	0.03	0.03
Net realized and unrealized gain/(loss)	8.17	1.31	9.58	0.58	4.77	3.08
Total from Investment Operations	8.22	1.38	9.60	0.63	4.80	3.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—	—	—	—	(0.09)
Distributions (from capital gains)	(3.40)	(5.94)	(2.03)	(4.81)	(8.70)	(16.09)
Total Dividends and Distributions	(3.43)	(5.94)	(2.03)	(4.81)	(8.70)	(16.18)
Net Asset Value, End of Period	$39.99	$35.20	$39.76	$32.19	$36.37	$40.27
Total Return*	23.50%	1.98%	30.31%	2.20%	12.22%	8.73%
Net Assets, End of Period (in thousands)	$341,052	$292,132	$309,258	$257,009	$295,725	$299,546
Average Net Assets for the Period (in thousands)	$327,174	$327,962	$297,125	$273,374	$298,904	$307,359
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.71%	0.82%	0.72%	0.69%	0.57%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.71%	0.82%	0.72%	0.69%	0.57%
Ratio of Net Investment Income/(Loss)	0.27%	0.17%	0.05%	0.15%	0.08%	0.07%
Portfolio Turnover Rate	18%	41%	39%	53%	55%	46%

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.15	$37.84	$30.79	$35.08	$39.21	$52.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.03)	(0.07)	(0.03)	(0.06)	(0.07)
Net realized and unrealized gain/(loss)	7.69	1.28	9.15	0.55	4.63	2.99
Total from Investment Operations	7.69	1.25	9.08	0.52	4.57	2.92
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—	—	—	(0.02)
Distributions (from capital gains)	(3.40)	(5.94)	(2.03)	(4.81)	(8.70)	(16.09)
Total Dividends and Distributions	(3.40)	(5.94)	(2.03)	(4.81)	(8.70)	(16.11)
Net Asset Value, End of Period	$37.44	$33.15	$37.84	$30.79	$35.08	$39.21
Total Return*	23.36%	1.72%	29.99%	1.94%	11.94%	8.47%
Net Assets, End of Period (in thousands)	$503,497	$427,321	$466,969	$430,510	$501,003	$492,253
Average Net Assets for the Period (in thousands)	$484,244	$487,559	$457,168	$464,943	$501,868	$493,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.96%	1.06%	0.97%	0.94%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.96%	1.06%	0.97%	0.94%	0.82%
Ratio of Net Investment Income/(Loss)	0.02%	(0.08)%	(0.19)%	(0.09)%	(0.17)%	(0.17)%
Portfolio Turnover Rate	18%	41%	39%	53%	55%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it

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Notes to Financial Statements (unaudited)

would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

and these arrangements are dependent on Janus Capital Management LLC's ("Janus Capital") ability to establish and maintain appropriate systems and trading.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Portfolio entered into total return swaps on equity indices to increase exposure to equity risk. These total return swaps require the Portfolio to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Portfolio will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

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Notes to Financial Statements (unaudited)

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery,

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements (unaudited)

and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$8,326,440	$—	$(8,326,440)	$—
Goldman Sachs International	10,097	—	—	10,097

Total	$8,336,537	$—	$(8,326,440)	$10,097
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

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Notes to Financial Statements (unaudited)

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and

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Notes to Financial Statements (unaudited)

continuous contractual maturity are $8,326,440. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $8,533,079, resulting in the net amount due to the counterparty of $206,639.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.67%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees

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Notes to Financial Statements (unaudited)

incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”),

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Notes to Financial Statements (unaudited)

when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2019, the Portfolio engaged in cross trades amounting to $2,096,751 in purchases.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference  between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 530,397,469	$325,200,201	$ (2,310,179)	$ 322,890,022

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 10,097	$ -	$ 10,097

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	586,146	$23,816,453	809,869	$33,052,337
Reinvested dividends and distributions	697,751	27,484,409	1,145,241	44,744,555
Shares repurchased	(1,053,820)	(41,951,724)	(1,434,162)	(57,961,060)
Net Increase/(Decrease)	230,077	$ 9,349,138	520,948	$19,835,832
Service Shares:
Shares sold	509,584	$18,832,594	1,082,691	$41,434,913
Reinvested dividends and distributions	1,141,833	42,122,223	1,900,851	70,046,355
Shares repurchased	(1,091,983)	(41,543,410)	(2,434,969)	(92,751,165)
Net Increase/(Decrease)	559,434	$19,411,407	548,573	$18,730,103

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Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$140,709,081	$ 185,126,544	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-81115 08-19

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

Janus Henderson VIT Global Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT

By investing in the best ideas from each global research sector team, this global large-cap growth portfolio seeks long-term growth of capital with volatility similar to its peers. Our analysts scour the globe to identify industry-leading companies with brand power, enduring business models and strong competitive positioning.

Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

Janus Henderson VIT Global Research Portfolio’s Institutional Shares and Service Shares returned 18.29% and 18.15%, respectively, over the six-month period ended June 30, 2019, while its primary benchmark, the MSCI World Index®, and its secondary benchmark, the MSCI All Country World IndexSM, returned 16.98% and 16.23%, respectively.

MARKET ENVIRONMENT

Stocks rebounded in the first quarter after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter. In the second quarter stocks were volatile. Equities lost ground in May as setbacks in U.S.-China trade negotiations raised fears that trade tensions will further dent global economic growth. Economic data also pointed to a weakening global economy during the period. Stocks then rebounded in June, driven in part by expectations of more accommodative monetary policy from central banks.

PERFORMANCE DISCUSSION

While we aim to outperform over shorter periods, our goal is to provide consistent outperformance long term by focusing on what we consider our strength: picking stocks and avoiding macroeconomic risks. Stocks are selected by our six global sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best global opportunities.

This period, our stock selection in the financial and industrial sectors were large contributors to relative performance. Stock selection in the energy and technology sectors detracted from relative results.

Within the financial sector, Mastercard was a large contributor. The company has continued to demonstrate how its business model can address business-to-business payment solutions. A decision by many upstart fintech companies to use Mastercard and Visa’s payments networks – instead of competing against them – has also reinforced the durability of the two global card networks’ values, and helped drive the stock’s appreciation. Mastercard has been a longtime holding in our Portfolio, and a large contributor to Portfolio performance over the years. Our basic view is that Mastercard’s payments network among merchants, card issuers and card holders is a competitive moat that positions the business as a key beneficiary as more transactions migrate from cash and check to plastic and electronic payments. We believe Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

We also had meaningful contributions from stocks outside the financial sector. Amazon was one of our largest contributors to Portfolio performance. Profitable segments such as Amazon Web Services and its advertising business continued to see strong growth, which helped drive the stock higher during the period. We continue to like Amazon, a longtime holding in the Portfolio, for the same reasons we’ve discussed in previous commentaries. The company’s scale and distribution advantage have entrenched it as a dominant e-commerce platform, which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, we believe Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Microsoft was another large contributor. The stock was up after the company announced better-than-expected quarterly earnings results and offered a bullish outlook for fiscal year 2020. We’ve been impressed by the revenue growth of Microsoft’s commercial cloud business, which is

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now growing 40% annually. Those figures speak to the growth potential for Microsoft as it and Amazon – another top contributor during the period – continue to lead the buildout of enterprise cloud infrastructure globally. We believe companies are still in the early innings of this shift.

While pleased to outperform the benchmark this period, we still held some stocks that produced disappointing results. Two health care stocks, AbbVie and Bristol-Myers Squibb, were among our largest detractors. AbbVie’s stock declined after the company announced it would purchase Allergan at a significant premium. We believe the deal makes strategic sense, as Allergan’s medical aesthetics franchise and Vraylar are good assets and that Allergan’s women’s health business will combine nicely with AbbVie’s Orilissa. However, we believe the primary reason for the stock’s negative reaction was concern that AbbVie is making the acquisition because of worries about the pace of biosimilar erosion for Humira, AbbVie’s lead drug, which is expected to face additional competitors in 2023.

Isuzu Motors also detracted. The stock was down after the company gave conservative guidance for the March 2020 year. Essentially, Isuzu had recognized many of the costs up front for a new engine model development cycle this year, before the revenues arrive. The market took a dim view of this and sold the stock down. We take a longer view, and think that Isuzu is doing the right things in Southeast Asia and now entering the Indian market. We believe the market continues to value Isuzu as an auto assembler, not a truck manufacturer. Truck makers typically receive higher multiples due to the recurring revenue streams associated with their aftermarket businesses. However, we believe the market will come to appreciate Isuzu’s truck business over time as the company grows its aftermarket support network.

NRG Energy was another detractor. The stock of the utility company was down as power prices declined in its markets in anticipation of reduced electricity demand as a result of cooler, rainier weather. We continue to like the stock, however, and believe the market fails to appreciate that the company has been shifting its business mix toward a balance between power production and distribution. The distribution business should benefit from lower electricity prices, potentially offsetting some of the losses for the power generation business when energy prices fall.

OUTLOOK

After a brief reprieve, volatility has returned to equity markets as trade tensions escalate. But trade is only one part of the geopolitical story. In the months ahead, investors will have to continue digesting news around Brexit, the fallout of European Union elections and the 2020 U.S. presidential campaign. Each has the potential to create unwelcome uncertainty for consumers and businesses, which in turn could crimp global economic growth.

Already, we are seeing some signs of softening. New orders of capital goods, excluding defense and aircraft, declined 0.9% in April from the month prior. Shipments were flat for the same period, and in May, the Institute for Supply Management’s Purchasing Managers’ Index came in at 52.1%, still in expansionary territory, but down from an average of 56.7% over the past 12 months. And while the Morgan Stanley Composite Capex Plans Index saw a 2.2-point gain in May, suggesting some continued optimism by businesses, the results were calculated before President Trump threatened tariffs on Mexico and demonstrated his willingness to expand trade disputes.

Against this backdrop, we believe cyclical equities could face challenges. Even if trade resolutions are reached, we are in the later stages of the business cycle, a time when economic activity naturally ebbs.

Consequently, investors might be tempted to shy away from traditionally cyclical sectors, such as financials, consumer discretionary, technology and industrials. However we think a better approach is to focus on secular growth stories that are likely to persist regardless of where we are in the economic cycle. Through that lens, we believe compelling, long-term growth opportunities can be found throughout the market’s sectors. In technology, for example, the transition to cloud computing persists, driving steady demand for providers of Software as a Service and cloud platforms. In industrials, innovation continues with machine vision systems, which are increasingly being used in logistics and manufacturing. From our experience, such fundamentals are more pertinent to long-term returns than the geopolitical worries du jour.

Thank you for your investment in Janus Henderson VIT Global Research Portfolio.

2	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Mastercard Inc	0.71%	AbbVie Inc	-0.22%
	Amazon.com Inc	0.66%	Isuzu Motors Ltd	-0.18%
	Microsoft Corp	0.61%	NRG Energy Inc	-0.14%
	ASML Holding NV	0.59%	Bristol-Myers Squibb Co	-0.10%
	Visa Inc	0.55%	Occidental Petroleum Corp	-0.10%

	4 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	1.30%	21.22%	21.21%
	Industrials	0.44%	17.77%	17.81%
	Healthcare	0.27%	12.49%	12.85%
	Consumer	0.27%	18.54%	18.58%

	3 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-0.81%	8.98%	9.29%
	Technology	-0.26%	20.39%	20.25%
	Other**	-0.08%	0.61%	0.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.2%
Amazon.com Inc
Internet & Direct Marketing Retail	2.8%
JPMorgan Chase & Co
Banks	2.2%
Alphabet Inc - Class C
Interactive Media & Services	2.1%
Mastercard Inc
Information Technology Services	2.0%
12.3%

Asset Allocation - (% of Net Assets)
Common Stocks	100.2%
Investment Companies	0.1%
Other	(0.3)%
100.0%

Emerging markets comprised 5.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of December 31, 2018

4	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019						per the April 30, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	18.29%	7.41%	7.20%	10.81%	8.33%	0.60%
Service Shares	18.15%	7.16%	6.94%	10.53%	8.05%	0.85%
MSCI World Index	16.98%	6.33%	6.60%	10.72%	7.02%
MSCI All Country World Index	16.23%	5.74%	6.16%	10.15%	N/A**
Morningstar Quartile - Institutional Shares	-	2nd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	255/887	214/701	218/508	66/147

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series	5

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

6	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Institutional Shares	$1,000.00	$1,182.90	$4.22	$1,000.00	$1,020.93	$3.91	0.78%
Service Shares	$1,000.00	$1,181.50	$5.57	$1,000.00	$1,019.69	$5.16	1.03%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – 100.2%
Aerospace & Defense – 4.0%
Boeing Co	19,720	$7,178,277
L3 Technologies Inc	35,393	8,677,302
Safran SA	87,929	12,879,580
		28,735,159
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	64,751	4,153,129
Auto Components – 0.7%
Aptiv PLC	66,007	5,335,346
Automobiles – 0.7%
Isuzu Motors Ltd	449,400	5,115,156
Banks – 4.5%
BNP Paribas SA	77,765	3,692,171
China Construction Bank Corp	3,369,000	2,902,600
HDFC Bank Ltd	255,311	9,039,644
JPMorgan Chase & Co	140,448	15,702,086
Mitsubishi UFJ Financial Group Inc	199,300	946,583
		32,283,084
Beverages – 3.1%
Constellation Brands Inc	62,973	12,401,903
Pernod Ricard SA	54,024	9,952,242
		22,354,145
Biotechnology – 1.9%
AbbVie Inc	72,547	5,275,618
Neurocrine Biosciences Inc*	49,069	4,142,896
Sage Therapeutics Inc*	9,063	1,659,345
Sarepta Therapeutics Inc*	15,379	2,336,839
		13,414,698
Building Products – 1.4%
Daikin Industries Ltd	75,100	9,798,530
Capital Markets – 4.1%
Blackstone Group LP	163,164	7,247,745
Intercontinental Exchange Inc	90,532	7,780,320
London Stock Exchange Group PLC	104,341	7,267,928
TD Ameritrade Holding Corp	125,505	6,265,210
UBS Group AG*	79,500	945,071
		29,506,274
Chemicals – 1.2%
Air Products & Chemicals Inc	37,348	8,454,467
Construction Materials – 0.7%
Vulcan Materials Co	36,182	4,968,150
Consumer Finance – 1.8%
Nexi SpA (144A)*	544,697	5,610,690
Synchrony Financial	211,312	7,326,187
		12,936,877
Electrical Equipment – 0.5%
Sensata Technologies Holding PLC*	74,699	3,660,251
Electronic Equipment, Instruments & Components – 1.9%
Hexagon AB	148,215	8,233,102
Keyence Corp	9,000	5,521,058
		13,754,160
Energy Equipment & Services – 0.2%
Halliburton Co	51,040	1,160,650
Entertainment – 2.8%
Netflix Inc*	25,338	9,307,154
Walt Disney Co	80,117	11,187,538
		20,494,692
Equity Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp	34,241	7,000,572

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
Invitation Homes Inc	194,842	$5,208,127
		12,208,699
Health Care Equipment & Supplies – 2.2%
Abbott Laboratories	108,680	9,139,988
Boston Scientific Corp (144A)*	160,667	6,905,468
		16,045,456
Health Care Providers & Services – 1.6%
Humana Inc	17,280	4,584,384
UnitedHealth Group Inc	28,593	6,976,978
		11,561,362
Hotels, Restaurants & Leisure – 3.7%
GVC Holdings PLC	607,257	5,025,586
McDonald's Corp	47,718	9,909,120
Merlin Entertainments PLC	1,040,145	5,931,120
Norwegian Cruise Line Holdings Ltd*	78,355	4,202,179
Starbucks Corp	23,088	1,935,467
		27,003,472
Household Durables – 0.8%
Sony Corp	111,500	5,841,855
Independent Power and Renewable Electricity Producers – 1.8%
NRG Energy Inc	218,124	7,660,515
Vistra Energy Corp	233,502	5,286,485
		12,947,000
Industrial Conglomerates – 1.0%
Honeywell International Inc	41,027	7,162,904
Information Technology Services – 6.2%
Amdocs Ltd	96,724	6,005,593
GoDaddy Inc*	66,574	4,670,166
Mastercard Inc	55,277	14,622,425
Visa Inc	80,571	13,983,097
Worldpay Inc*	45,482	5,573,819
		44,855,100
Insurance – 4.2%
AIA Group Ltd	1,011,000	10,904,159
NN Group NV	129,135	5,196,757
Progressive Corp	130,932	10,465,395
Prudential PLC	189,366	4,125,904
		30,692,215
Interactive Media & Services – 3.0%
Alphabet Inc - Class C*	14,086	15,225,698
Tencent Holdings Ltd	145,500	6,567,747
		21,793,445
Internet & Direct Marketing Retail – 3.8%
Alibaba Group Holding Ltd (ADR)*	39,633	6,715,812
Amazon.com Inc*	10,830	20,508,013
		27,223,825
Life Sciences Tools & Services – 1.2%
Thermo Fisher Scientific Inc	28,420	8,346,386
Machinery – 1.1%
Parker-Hannifin Corp	45,986	7,818,080
Metals & Mining – 1.8%
Rio Tinto PLC	125,714	7,790,185
Teck Resources Ltd	233,320	5,384,856
		13,175,041
Multi-Utilities – 0.4%
National Grid PLC	305,012	3,236,824
Oil, Gas & Consumable Fuels – 6.5%
Cabot Oil & Gas Corp	193,816	4,450,015

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
Canadian Natural Resources Ltd	163,814	$4,417,498
Enterprise Products Partners LP	276,905	7,994,247
EOG Resources Inc	62,652	5,836,660
Marathon Petroleum Corp	94,950	5,305,806
Occidental Petroleum Corp	77,965	3,920,080
Suncor Energy Inc	250,527	7,815,815
TOTAL SA	128,980	7,224,939
		46,965,060
Personal Products – 3.0%
Estee Lauder Cos Inc	47,719	8,737,826
Unilever NV	215,275	13,107,484
		21,845,310
Pharmaceuticals – 5.9%
AstraZeneca PLC	71,386	5,835,309
Bristol-Myers Squibb Co	141,103	6,399,021
Catalent Inc*	101,952	5,526,818
Elanco Animal Health Inc*	78,544	2,654,787
Merck & Co Inc	115,606	9,693,563
Novartis AG	87,325	7,982,568
Takeda Pharmaceutical Co Ltd	130,850	4,640,441
		42,732,507
Road & Rail – 1.2%
CSX Corp	111,331	8,613,679
Semiconductor & Semiconductor Equipment – 4.8%
ASML Holding NV	65,554	13,692,668
Microchip Technology Inc	41,638	3,610,015
Taiwan Semiconductor Manufacturing Co Ltd	1,034,000	7,957,432
Texas Instruments Inc	84,869	9,739,566
		34,999,681
Software – 8.8%
Adobe Inc*	40,279	11,868,207
Autodesk Inc*	10,977	1,788,153
Constellation Software Inc/Canada	6,682	6,298,502
Intuit Inc	19,400	5,069,802
Microsoft Corp	170,671	22,863,087
salesforce.com Inc*	63,009	9,560,356
SS&C Technologies Holdings Inc	110,804	6,383,418
		63,831,525
Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co Ltd	125,435	5,106,934
Textiles, Apparel & Luxury Goods – 2.0%
Cie Financiere Richemont SA	77,486	6,578,131
NIKE Inc	95,390	8,007,990
		14,586,121
Tobacco – 1.5%
British American Tobacco PLC	301,999	10,540,957
Trading Companies & Distributors – 1.2%
Ferguson PLC	120,865	8,593,862
Total Common Stocks (cost $544,625,472)		723,852,068
Investment Companies – 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£ (cost $1,230,000)	1,229,877	1,229,877
Total Investments (total cost $545,855,472) – 100.3%		725,081,945
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(2,496,969)
Net Assets – 100%		$722,584,976

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$471,104,978	65.0%
United Kingdom	49,753,813	6.9
France	33,748,932	4.7
Netherlands	31,996,909	4.4
Japan	31,863,623	4.4
Canada	23,916,671	3.3
China	16,186,159	2.2
Switzerland	15,505,770	2.1
Hong Kong	10,904,159	1.5
India	9,039,644	1.2
Sweden	8,233,102	1.1
Taiwan	7,957,432	1.1
Italy	5,610,690	0.8
South Korea	5,106,934	0.7
Ireland	4,153,129	0.6

Total	$725,081,945	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 0.1%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$14,765∆	$-	$-	$-
Money Markets - 0.1%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	38,458	(38)	(123)	1,229,877
Total Affiliated Investments - 0.1%	$53,223	$(38)	$(123)	$1,229,877

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 0.1%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	6,501	8,013,007	(8,019,508)	-
Money Markets - 0.1%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	1,243,000	39,263,958	(39,277,081)	1,229,877

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2019 is $12,516,158, which represents 1.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$723,852,068	$-	$-
Investment Companies	-	1,229,877	-
Total Assets	$723,852,068	$1,229,877	$-

12	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets:
Unaffiliated investments, at value(1)	$723,852,068
Affiliated investments, at value(2)	1,229,877
Cash	5,916
Non-interested Trustees' deferred compensation	18,284
Receivables:
Investments sold	17,720,252
Dividends	972,357
Foreign tax reclaims	306,909
Portfolio shares sold	51,241
Dividends from affiliates	408
Other assets	3,180
Total Assets	744,160,492
Liabilities:
Foreign cash due to custodian	726
Payables:	—
Investments purchased	20,633,206
Advisory fees	401,282
Portfolio shares repurchased	344,862
12b-1 Distribution and shareholder servicing fees	40,578
Transfer agent fees and expenses	30,156
Non-interested Trustees' deferred compensation fees	18,284
Professional fees	10,330
Custodian fees	5,630
Non-interested Trustees' fees and expenses	4,698
Affiliated portfolio administration fees payable	1,456
Accrued expenses and other payables	84,308
Total Liabilities	21,575,516
Net Assets	$722,584,976
Net Assets Consist of:
Capital (par value and paid-in surplus)	$522,886,084
Total distributable earnings (loss)	199,698,892
Total Net Assets	$722,584,976
Net Assets - Institutional Shares	$520,381,973
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,987,590
Net Asset Value Per Share	$52.10
Net Assets - Service Shares	$202,203,003
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,971,269
Net Asset Value Per Share	$50.92

(1) Includes cost of $544,625,472. (2) Includes cost of $1,230,000.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Dividends	$8,187,222
Dividends from affiliates	38,458
Affiliated securities lending income, net	14,765
Other income	258
Foreign tax withheld	(403,684)
Total Investment Income	7,837,019
Expenses:
Advisory fees	2,382,218
12b-1 Distribution and shareholder servicing fees:
Service Shares	240,846
Transfer agent administrative fees and expenses:
Institutional Shares	125,166
Service Shares	48,169
Other transfer agent fees and expenses:
Institutional Shares	6,791
Service Shares	1,653
Shareholder reports expense	35,978
Professional fees	27,907
Registration fees	18,990
Custodian fees	14,265
Non-interested Trustees’ fees and expenses	8,634
Affiliated portfolio administration fees	7,553
Other expenses	43,592
Total Expenses	2,961,762
Net Investment Income/(Loss)	4,875,257
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	16,802,814
Investments in affiliates	(38)
Total Net Realized Gain/(Loss) on Investments	16,802,776
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	93,810,344
Investments in affiliates	(123)
Total Change in Unrealized Net Appreciation/Depreciation	93,810,221
Net Increase/(Decrease) in Net Assets Resulting from Operations	$115,488,254

(1) Includes change in unrealized appreciation/depreciation of $23,703 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$4,875,257	$8,301,352
Net realized gain/(loss) on investments	16,802,776	42,223,385
Change in unrealized net appreciation/depreciation	93,810,221	(97,105,476)
Net Increase/(Decrease) in Net Assets Resulting from Operations	115,488,254	(46,580,739)
Dividends and Distributions to Shareholders
Institutional Shares	(33,595,774)	(5,995,987)
Service Shares	(13,075,376)	(1,999,207)
Net Decrease from Dividends and Distributions to Shareholders	(46,671,150)	(7,995,194)
Capital Share Transactions:
Institutional Shares	7,084,890	(38,164,525)
Service Shares	3,113,406	(14,602,009)
Net Increase/(Decrease) from Capital Share Transactions	10,198,296	(52,766,534)
Net Increase/(Decrease) in Net Assets	79,015,400	(107,342,467)
Net Assets:
Beginning of period	643,569,576	750,912,043
End of period	$722,584,976	$643,569,576

See Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$47.13	$51.20	$40.63	$40.24	$41.45	$38.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.38	0.62	0.51	0.45	0.35	0.51
Net realized and unrealized gain/(loss)	8.16	(4.09)	10.45	0.37	(1.28)	2.39
Total from Investment Operations	8.54	(3.47)	10.96	0.82	(0.93)	2.90
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.60)	(0.39)	(0.43)	(0.28)	(0.44)
Distributions (from capital gains)	(3.27)	—	—	—	—	—
Total Dividends and Distributions	(3.57)	(0.60)	(0.39)	(0.43)	(0.28)	(0.44)
Net Asset Value, End of Period	$52.10	$47.13	$51.20	$40.63	$40.24	$41.45
Total Return*	18.29%	(6.87)%	27.03%	2.07%	(2.29)%	7.44%
Net Assets, End of Period (in thousands)	$520,382	$463,402	$540,594	$469,321	$509,494	$571,145
Average Net Assets for the Period (in thousands)	$507,356	$533,418	$512,287	$478,402	$560,660	$577,941
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.60%	0.64%	0.65%	0.80%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.60%	0.64%	0.65%	0.80%	0.61%
Ratio of Net Investment Income/(Loss)	1.47%	1.19%	1.05%	1.15%	0.83%	1.27%
Portfolio Turnover Rate	20%	36%	41%	45%	50%	42%

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$46.15	$50.17	$39.87	$39.53	$40.77	$38.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.48	0.38	0.35	0.24	0.40
Net realized and unrealized gain/(loss)	7.99	(4.00)	10.24	0.36	(1.26)	2.35
Total from Investment Operations	8.30	(3.52)	10.62	0.71	(1.02)	2.75
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.50)	(0.32)	(0.37)	(0.22)	(0.38)
Distributions (from capital gains)	(3.27)	—	—	—	—	—
Total Dividends and Distributions	(3.53)	(0.50)	(0.32)	(0.37)	(0.22)	(0.38)
Net Asset Value, End of Period	$50.92	$46.15	$50.17	$39.87	$39.53	$40.77
Total Return*	18.15%	(7.08)%	26.68%	1.82%	(2.53)%	7.18%
Net Assets, End of Period (in thousands)	$202,203	$180,168	$210,318	$179,125	$202,896	$214,339
Average Net Assets for the Period (in thousands)	$195,261	$206,497	$197,483	$186,563	$218,006	$209,230
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.03%	0.85%	0.89%	0.90%	1.05%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	0.85%	0.89%	0.90%	1.05%	0.86%
Ratio of Net Investment Income/(Loss)	1.22%	0.94%	0.81%	0.91%	0.57%	1.01%
Portfolio Turnover Rate	20%	36%	41%	45%	50%	42%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Aspen Series	17

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more

20	JUNE 30, 2019

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

“developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements (unaudited)

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2019.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.69%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned

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subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital

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commitments due from the Portfolio to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2019, the Portfolio engaged in cross trades amounting to $4,783,118 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 543,497,505	$199,847,748	$(18,263,308)	$ 181,584,440

5. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	123,783	$ 6,442,124	269,768	$ 14,200,485
Reinvested dividends and distributions	659,128	33,595,774	117,634	5,995,987
Shares repurchased	(627,193)	(32,953,008)	(1,114,142)	(58,360,997)
Net Increase/(Decrease)	155,718	$ 7,084,890	(726,740)	$(38,164,525)
Service Shares:
Shares sold	106,445	$ 5,455,731	380,307	$ 19,520,767
Reinvested dividends and distributions	262,452	13,075,376	40,025	1,999,207
Shares repurchased	(301,828)	(15,417,701)	(708,059)	(36,121,983)
Net Increase/(Decrease)	67,069	$ 3,113,406	(287,727)	$(14,602,009)

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6. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$140,908,644	$ 168,446,956	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson VIT Global Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-81112 08-19

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT Global Technology Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology Portfolio

Janus Henderson VIT Global Technology Portfolio (unaudited)

PORTFOLIO SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish co-portfolio manager	Garth Yettick co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended June 30, 2019, Janus Henderson VIT Global Technology Portfolio’s Institutional Shares and Service Shares returned 27.61% and 27.38%, respectively. By comparison, the Portfolio’s benchmarks, the S&P 500® Index and the MSCI All Country World Information Technology IndexSM, returned 18.54% and 25.01%, respectively.

INVESTMENT ENVIRONMENT

With the exception of a brief bout of late-period volatility, global stocks rallied throughout the six months ending June 30, 2019. Technology considerably outperformed the broader market with all sub-sectors within the Portfolio’s benchmark delivering double-digit gains. While general bullishness associated with an increase in accommodative monetary policy helped push tech shares higher, so did sector-specific factors, namely the continuation of strong financial performance by industry heavyweights. The sector’s gains came despite growing calls for greater regulatory oversight of large Internet platforms.

PERFORMANCE DISCUSSION

Since we believe technology markets are complex, we construct a Portfolio with special attention to downside risk that seeks to balance resilience and optionality. Resilience positions tend to be larger, established companies with more stable, long duration growth profiles. Positions that exhibit Optionality tend to be companies earlier in their growth cycle with potential for higher sustainable growth. We believe our focus on stocks that are less volatile on a risk-adjusted basis than those in the MSCI benchmark and that are well positioned to benefit from the rapid rate of change in technology will provide better performance for our shareholders over the long term.

Relative to the Portfolio’s secondary benchmark, a key contributor to outperformance was our stock selection in – and an underweight to – semiconductors. Also contributing was our selection of application software stocks along with an overweight to that sub-sector. Relative losses were concentrated in the Portfolio’s out-of-benchmark allocation to interactive media and services. This segment of the market includes stocks recently reclassified out of the technology index but, in our view, still merit inclusion in the Portfolio due to how integral technology is to their business models.

On an absolute basis, Microsoft was the leading contributor to performance. The software giant delivered a strong earnings report as the company continues to operate on all cylinders. Microsoft’s ability to generate growth at the level it does is all the more impressive given its mega cap status. Nevertheless, we have chosen to underweight the company relative to the tech benchmark so as not to crowd out other attractive investment ideas within the sector.

Adobe Systems was another important contributor. A recent earnings report indicated strong performance as it exceeded consensus estimates across most key metrics. Mobile usage of its cloud-based creative platform continues to provide a tailwind for growth and we expect that management can shift some of its installed document base to a subscription service. Further reason for bullishness is our belief that operating margins should expand during the second half of this year and into 2020.

Activision Blizzard detracted from results. Since the rollout of the blockbuster game Fortnite, the existing gaming industry paradigm has been called into question. Fortnite’s inclusion of a free-to-play tier is forcing management teams to consider countering that offering to defend market share, but at the peril of opening a material hole in their revenue models. Electronic Arts, a gaming rival, has already taken a step in that direction. The stress is evident

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in Activision’s flagship Call of Duty franchise, which has recently underperformed expectations. Also weighing on results was the cessation of the relationship with Bungie, the producer of the popular game, Destiny. While we recognize the strength of the Call of Duty franchise, recent softening in the title that accounts for roughly a third of Activision’s operating profit, by our estimate, was of sufficient concern to cause us to sell our position in the company.

National Instruments was another detractor. The company equips engineers and scientists with automated test equipment and virtual instrumentation software. We believe the flexibility of the company’s software-based measurement solutions is poised to take share from other companies that offer specific hardware to test various sensors and other digital equipment. We also like the potential durability of National Instruments’ earnings streams: once an engineer is trained on its software, we believe it is likely the software of choice for testing equipment the rest of the engineer’s career.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

While we believe we have positioned the Portfolio to participate in the secular themes reshaping how enterprises and individuals interact with technology, we recognize that the sector is a fluid landscape that we must constantly monitor. We are resolute in our view that five years out the number of chips deployed to make the Internet of Things (IoT) a reality is exponentially higher than what it is today. Yet, while the content of chips increases, near-term volumes may be negatively impacted by slowing global growth. Given that semiconductors are considered a leading indicator of economic growth, we are not surprised that this down cycle coincides with a period that saw the yield on 10-year U.S. Treasuries slide toward 2.0%. We still believe that a recovery is near, but both the timing and magnitude are less certain. A best-case scenario is late 2019, but without a pickup in global growth as a tailwind and the easing of tariffs, that could get pushed into 2020.

The recent performance of Software as a Service (SaaS) companies only reinforces our view of their strong position to grow their markets. These companies are likely to be among the least impacted by a continuation of the trade war with China as they sell very little into that market. Also, the fortunes of SaaS companies tend to be driven by unique end markets, which means that regardless of the macro environment, some companies may still be the beneficiaries of robust demand. Fundamental research into these specific markets, in our view, will be required to identify the companies with the most resilient growth prospects. Also, the recently completed quarter witnessed a bifurcation in SaaS valuations, something that we monitor closely as such periods can present buying opportunities.

The outcomes for the giant Internet platforms has likely widened. Part of this is attributable to the prospects of greater regulatory oversight and the ambiguity that accompanies it. Another challenge to these companies is their sheer size. At their current market caps, it will likely be difficult to maintain the revenue and earnings growth that characterized the past few years. We see some specific challenges to those reliant upon digital advertising. During their ascendency, these platforms were able to rapidly grow their share of the broader advertising market. More recently, it can be argued that, in aggregate, these companies have become the advertising market, and are consequently susceptible to a slowdown in economic growth that has historically impacted advertisers.

Much buzz has recently occurred around the eventual rollout of 5G mobile technology. It’s early days, but we are already analyzing how to best gain exposure to what promises to be a powerful theme. To be sure, some opportunities in 5G are complementary to themes we already invest in, including artificial intelligence and IoT. In that sense, 5G should likely provide the low-latency connectivity required for these new technologies to reach their potential. In addition to identifying geographies and the forefront of 5G, we are also identifying the component and infrastructure producers that will likely provide the backbone of these networks. Among these are the chips within 5G base stations and other components aimed at densifying these networks.

Thank you for your investment in Janus Henderson VIT Global Technology Portfolio.

2	JUNE 30, 2019

Janus Henderson VIT Global Technology Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	2.47%	SailPoint Technologies Holdings Inc	-0.11%
	Mastercard Inc	1.30%	Tesla Inc	-0.08%
	Cadence Design Systems Inc	1.12%	National Instruments Corp	-0.08%
	Adobe Inc	1.01%	Activision Blizzard Inc	-0.03%
	MercadoLibre Inc	0.93%	Lyft Inc	-0.02%

	4 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	3.34%	67.98%	100.00%
	Industrials	0.37%	1.34%	0.00%
	Real Estate	0.28%	4.53%	0.00%
	Consumer Discretionary	0.21%	10.37%	0.00%

	2 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Communication Services	-1.29%	14.31%	0.00%
	Other**	-0.44%	1.47%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.0%
Amazon.com Inc
Internet & Direct Marketing Retail	4.4%
Adobe Inc
Software	4.1%
salesforce.com Inc
Software	4.0%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	3.9%
24.4%

Asset Allocation - (% of Net Assets)
Common Stocks	98.6%
Preferred Stocks	0.9%
Investment Companies	0.7%
Other	(0.2)%
100.0%

Emerging markets comprised 12.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of December 31, 2018

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Janus Henderson VIT Global Technology Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019						per the April 30, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	27.61%	13.18%	18.54%	18.91%	4.04%	0.76%
Service Shares	27.38%	12.95%	18.24%	18.62%	3.78%	1.00%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%	5.72%
MSCI All Country World Information Technology Index	25.01%	9.88%	15.48%	16.03%	2.80%**
Morningstar Quartile - Institutional Shares	-	1st	1st	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	-	50/231	24/190	32/181	61/115

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributionsand do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

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Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

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Janus Henderson VIT Global Technology Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Institutional Shares	$1,000.00	$1,276.10	$4.23	$1,000.00	$1,021.08	$3.76	0.75%
Service Shares	$1,000.00	$1,273.80	$5.53	$1,000.00	$1,019.93	$4.91	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – 98.6%
Aerospace & Defense – 0.2%
Axon Enterprise Inc*	18,416	$1,182,491
Automobiles – 0.2%
Tesla Inc*	4,827	1,078,641
Electronic Equipment, Instruments & Components – 4.4%
Amphenol Corp	100,427	9,634,966
Cognex Corp	40,108	1,924,382
Keysight Technologies Inc*	17,220	1,546,528
National Instruments Corp	30,125	1,264,949
TE Connectivity Ltd	69,776	6,683,145
		21,053,970
Entertainment – 2.7%
Liberty Media Corp-Liberty Formula One*	48,690	1,821,493
Netflix Inc*	16,777	6,162,528
Walt Disney Co	36,779	5,135,820
		13,119,841
Equity Real Estate Investment Trusts (REITs) – 4.5%
American Tower Corp	35,514	7,260,837
Crown Castle International Corp	54,340	7,083,219
Equinix Inc	14,481	7,302,623
		21,646,679
Household Durables – 1.0%
Sony Corp	89,700	4,699,681
Information Technology Services – 15.0%
Amdocs Ltd	69,637	4,323,761
Black Knight Inc*	37,293	2,243,174
Gartner Inc*	77,064	12,402,680
Global Payments Inc	26,999	4,323,350
GoDaddy Inc*	50,117	3,515,708
InterXion Holding NV*	55,544	4,226,343
Mastercard Inc	71,681	18,961,775
Okta Inc*	31,942	3,945,156
PayPal Holdings Inc*	51,685	5,915,865
WEX Inc*	7,040	1,465,024
Wix.com Ltd*	15,931	2,263,795
Worldpay Inc*	72,263	8,855,831
		72,442,462
Interactive Media & Services – 5.7%
Alphabet Inc - Class C*	6,920	7,479,897
Facebook Inc*	42,603	8,222,379
Tencent Holdings Ltd	258,100	11,650,416
		27,352,692
Internet & Direct Marketing Retail – 10.0%
Alibaba Group Holding Ltd (ADR)*	112,200	19,012,290
Amazon.com Inc*	11,083	20,987,101
Etsy Inc*	44,615	2,738,023
MakeMyTrip Ltd*	53,706	1,331,909
MercadoLibre Inc*	6,386	3,906,763
		47,976,086
Media – 0.5%
Liberty Broadband Corp*	21,722	2,263,867
Professional Services – 1.0%
CoStar Group Inc*	9,172	5,081,838
Road & Rail – 0.3%
Uber Technologies Inc*	30,154	1,398,543
Semiconductor & Semiconductor Equipment – 18.2%
ASML Holding NV	68,355	14,277,730
KLA-Tencor Corp	21,433	2,533,381
Lam Research Corp	52,053	9,777,636
Microchip Technology Inc#	109,693	9,510,383

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Micron Technology Inc*	117,530	$4,535,483
NVIDIA Corp	49,641	8,152,541
ON Semiconductor Corp*	207,833	4,200,305
Taiwan Semiconductor Manufacturing Co Ltd	1,705,000	13,121,297
Texas Instruments Inc	143,209	16,434,665
Xilinx Inc	43,756	5,159,708
		87,703,129
Software – 29.3%
Adobe Inc*	66,910	19,715,031
Atlassian Corp PLC*	24,050	3,146,702
Autodesk Inc*	32,181	5,242,285
Avalara Inc*	30,428	2,196,902
Blackbaud Inc	33,590	2,804,765
Cadence Design Systems Inc*	115,992	8,213,394
Constellation Software Inc/Canada	4,318	4,070,178
Guidewire Software Inc*	23,706	2,403,314
Instructure Inc*	45,700	1,942,250
Intuit Inc	25,881	6,763,482
Microsoft Corp	288,412	38,635,671
Nice Ltd (ADR)*	20,421	2,797,677
RealPage Inc*	27,387	1,611,725
SailPoint Technologies Holding Inc*	133,228	2,669,889
salesforce.com Inc*	125,634	19,062,447
ServiceNow Inc*	16,865	4,630,623
SS&C Technologies Holdings Inc	62,834	3,619,867
Tyler Technologies Inc*	16,311	3,523,502
Zendesk Inc*	89,617	7,978,601
		141,028,305
Specialty Retail – 0.2%
RealReal Inc/The*	37,301	1,077,999
Technology Hardware, Storage & Peripherals – 4.6%
Apple Inc	48,633	9,625,443
Samsung Electronics Co Ltd	305,303	12,430,042
		22,055,485
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc*	50,347	3,732,727
Total Common Stocks (cost $288,455,327)		474,894,436
Preferred Stocks – 0.9%
Road & Rail – 0.6%
Lyft Inc - Series F*,§	15,260	952,598
Lyft Inc - Series G*,§	25,642	1,600,689
Lyft Inc - Series H*,§	8,388	523,617
		3,076,904
Software – 0.3%
Magic Leap Inc - Series D*,¢,§	58,710	1,585,170
Total Preferred Stocks (cost $3,151,749)		4,662,074
Investment Companies – 0.7%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	898,900	898,900
Money Markets – 0.5%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£	2,363,874	2,363,874
Total Investment Companies (cost $3,262,783)		3,262,774
Total Investments (total cost $294,869,859) – 100.2%		482,819,284
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(1,173,866)
Net Assets – 100%		$481,645,418

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$385,884,461	79.9%
China	30,662,706	6.4
Netherlands	18,504,073	3.8
Taiwan	13,121,297	2.7
South Korea	12,430,042	2.6
Israel	5,061,472	1.0
Japan	4,699,681	1.0
Canada	4,070,178	0.8
Brazil	3,906,763	0.8
Australia	3,146,702	0.7
India	1,331,909	0.3

Total	$482,819,284	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 0.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$17,191∆	$-	$-	$898,900
Money Markets - 0.5%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	57,920	(22)	(9)	2,363,874
Total Affiliated Investments - 0.7%	$75,111	$(22)	$(9)	$3,262,774

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 0.7%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	1,233,622	7,640,746	(7,975,468)	898,900
Money Markets - 0.5%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	8,082,766	46,251,713	(51,970,605)	2,363,874

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank NA:
Japanese Yen	8/8/19	(90,089,000)	$825,029	$(13,305)
HSBC Securities (USA), Inc.:
Japanese Yen	7/11/19	(162,462,000)	1,473,761	(34,521)
Total				$(47,826)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of June 30, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019

Currency Contracts

Liability Derivatives:
Forward foreign currency exchange contracts	$ 47,826

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ (8,066)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 51,313

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Technology Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 3,943,981

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson VIT Global Technology Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of June 30, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lyft Inc - Series F	12/17/2015-11/10/17	$485,007	$952,598	0.2%
Lyft Inc - Series G	12/17/2015-11/10/17	814,977	1,600,689	0.4
Lyft Inc - Series H	12/17/2015-11/10/17	266,595	523,617	0.1
Magic Leap Inc - Series D	10/5/17	1,585,170	1,585,170	0.3
Total		$3,151,749	$4,662,074	1.0%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2019. The issuer incurs all registration costs.

Janus Aspen Series	13

Janus Henderson VIT Global Technology Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$474,894,436	$-	$-
Preferred Stocks	-	3,076,904	1,585,170
Investment Companies	-	3,262,774	-
Total Assets	$474,894,436	$6,339,678	$1,585,170
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$47,826	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	JUNE 30, 2019

Janus Henderson VIT Global Technology Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$479,556,510
Affiliated investments, at value(3)	3,262,774
Cash	350
Closed foreign currency contracts	26,920
Non-interested Trustees' deferred compensation	12,191
Receivables:
Investments sold	1,068,885
Dividends	558,974
Portfolio shares sold	93,570
Dividends from affiliates	5,583
Foreign tax reclaims	1,128
Other assets	2,248
Total Assets	484,589,133
Liabilities:
Foreign cash due to custodian	85
Collateral for securities loaned (Note 3)	898,900
Forward foreign currency exchange contracts	47,826
Closed foreign currency contracts	3,826
Payables:	—
Portfolio shares repurchased	793,589
Investments purchased	746,020
Advisory fees	247,803
12b-1 Distribution and shareholder servicing fees	90,534
Transfer agent fees and expenses	19,885
Professional fees	17,869
Non-interested Trustees' deferred compensation fees	12,191
Custodian fees	4,669
Non-interested Trustees' fees and expenses	3,003
Affiliated portfolio administration fees payable	968
Accrued expenses and other payables	56,547
Total Liabilities	2,943,715
Net Assets	$481,645,418

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Technology Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$263,136,389
Total distributable earnings (loss)	218,509,029
Total Net Assets	$481,645,418
Net Assets - Institutional Shares	$30,563,711
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,335,674
Net Asset Value Per Share	$13.09
Net Assets - Service Shares	$451,081,707
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,100,571
Net Asset Value Per Share	$13.23

(1) Includes cost of $291,607,076. (2) Includes $880,114 of securities on loan. See Note 3 in Notes to Financial Statements. (3) Includes cost of $3,262,783.

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson VIT Global Technology Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Dividends	$2,209,743
Dividends from affiliates	57,920
Affiliated securities lending income, net	17,191
Interest proceeds from short sales	765
Foreign tax withheld	(169,422)
Total Investment Income	2,116,197
Expenses:
Advisory fees	1,451,378
12b-1 Distribution and shareholder servicing fees:
Service Shares	531,686
Transfer agent administrative fees and expenses:
Institutional Shares	7,052
Service Shares	106,337
Other transfer agent fees and expenses:
Institutional Shares	352
Service Shares	3,048
Shareholder reports expense	29,894
Professional fees	26,708
Custodian fees	11,457
Non-interested Trustees’ fees and expenses	5,569
Affiliated portfolio administration fees	5,002
Registration fees	116
Other expenses	30,481
Total Expenses	2,209,080
Net Investment Income/(Loss)	(92,883)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	30,937,317
Investments in affiliates	(22)
Forward foreign currency exchange contracts	(8,066)
Total Net Realized Gain/(Loss) on Investments	30,929,229
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	76,092,038
Investments in affiliates	(9)
Forward foreign currency exchange contracts	51,313
Total Change in Unrealized Net Appreciation/Depreciation	76,143,342
Net Increase/(Decrease) in Net Assets Resulting from Operations	$106,979,688

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Technology Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$(92,883)	$(646,185)
Net realized gain/(loss) on investments	30,929,229	35,216,678
Change in unrealized net appreciation/depreciation	76,143,342	(31,814,683)
Net Increase/(Decrease) in Net Assets Resulting from Operations	106,979,688	2,755,810
Dividends and Distributions to Shareholders
Institutional Shares	(2,260,354)	(1,233,575)
Service Shares	(32,195,447)	(17,868,814)
Net Decrease from Dividends and Distributions to Shareholders	(34,455,801)	(19,102,389)
Capital Share Transactions:
Institutional Shares	1,909,072	408,603
Service Shares	12,141,859	16,262,096
Net Increase/(Decrease) from Capital Share Transactions	14,050,931	16,670,699
Net Increase/(Decrease) in Net Assets	86,574,818	324,120
Net Assets:
Beginning of period	395,070,600	394,746,480
End of period	$481,645,418	$395,070,600

See Notes to Financial Statements.

18	JUNE 30, 2019

Janus Henderson VIT Global Technology Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.06	$11.40	$8.37	$7.63	$8.43	$8.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.01	—(2)	—(2)	0.02	0.03
Net realized and unrealized gain/(loss)	3.03	0.20	3.68	1.05	0.41	0.73
Total from Investment Operations	3.04	0.21	3.68	1.05	0.43	0.76
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.02)	—	—
Distributions (from capital gains)	(1.01)	(0.55)	(0.65)	(0.29)	(1.23)	(0.53)
Total Dividends and Distributions	(1.01)	(0.55)	(0.65)	(0.31)	(1.23)	(0.53)
Net Asset Value, End of Period	$13.09	$11.06	$11.40	$8.37	$7.63	$8.43
Total Return*	27.71%	1.19%	45.09%	14.21%	4.85%	9.64%
Net Assets, End of Period (in thousands)	$30,564	$24,240	$24,815	$9,935	$9,004	$8,456
Average Net Assets for the Period (in thousands)	$28,573	$27,658	$12,729	$9,164	$8,635	$7,700
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.76%	0.76%	0.78%	0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.75%	0.76%	0.76%	0.78%	0.76%	0.79%
Ratio of Net Investment Income/(Loss)	0.19%	0.09%	0.03%	0.06%	0.28%	0.33%
Portfolio Turnover Rate	19%	32%	23%	62%	43%	57%

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.19	$11.56	$8.49	$7.75	$8.56	$8.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.02)	(0.02)	(0.02)	—(2)	0.01
Net realized and unrealized gain/(loss)	3.05	0.20	3.74	1.06	0.42	0.74
Total from Investment Operations	3.05	0.18	3.72	1.04	0.42	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.01)	—	—
Distributions (from capital gains)	(1.01)	(0.55)	(0.65)	(0.29)	(1.23)	(0.53)
Total Dividends and Distributions	(1.01)	(0.55)	(0.65)	(0.30)	(1.23)	(0.53)
Net Asset Value, End of Period	$13.23	$11.19	$11.56	$8.49	$7.75	$8.56
Total Return*	27.48%	0.91%	44.91%	13.85%	4.65%	9.35%
Net Assets, End of Period (in thousands)	$451,082	$370,831	$369,931	$245,967	$169,607	$153,251
Average Net Assets for the Period (in thousands)	$430,904	$416,626	$320,729	$212,136	$158,428	$138,634
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.00%	1.00%	1.03%	1.01%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.00%	1.00%	1.03%	1.01%	1.04%
Ratio of Net Investment Income/(Loss)	(0.06)%	(0.16)%	(0.21)%	(0.19)%	0.02%	0.09%
Portfolio Turnover Rate	19%	32%	23%	62%	43%	57%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Global Technology Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of June 30, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

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liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than

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the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short

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sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital Management LLC's ("Janus Capital") ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments,

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central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is

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more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of June 30, 2019” table located in the Portfolio’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$880,114	$—	$(880,114)	$—

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$13,305	$—	$—	$13,305
HSBC Securities (USA), Inc.	34,521	—	—	34,521

Total	$47,826	$—	$—	$47,826
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated

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daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

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Notes to Financial Statements (unaudited)

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June 30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $880,114. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $898,900, resulting in the net amount due to the counterparty of $18,786.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.00% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2020. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of

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Notes to Financial Statements (unaudited)

certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

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Notes to Financial Statements (unaudited)

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 295,309,166	$190,323,730	$ (2,813,612)	$ 187,510,118

Information on the tax components of derivatives as of June 30, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ -	$ (47,826)	$ (47,826)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	345,491	$ 4,463,312	811,596	$ 9,859,107
Reinvested dividends and distributions	176,315	2,260,354	96,827	1,233,575
Shares repurchased	(377,672)	(4,814,594)	(892,706)	(10,684,079)
Net Increase/(Decrease)	144,134	$ 1,909,072	15,717	$ 408,603
Service Shares:
Shares sold	2,350,998	$31,015,397	7,949,268	$100,375,044
Reinvested dividends and distributions	2,484,217	32,195,447	1,385,179	17,868,814
Shares repurchased	(3,888,505)	(51,068,985)	(8,194,797)	(101,981,762)
Net Increase/(Decrease)	946,710	$12,141,859	1,139,650	$ 16,262,096

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$84,281,196	$ 97,359,970	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Notes to Financial Statements (unaudited)

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

36	JUNE 30, 2019

Janus Henderson VIT Global Technology Portfolio

Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Janus Henderson VIT Global Technology Portfolio

Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

38	JUNE 30, 2019

Janus Henderson VIT Global Technology Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Janus Henderson VIT Global Technology Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Janus Henderson VIT Global Technology Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-81119 08-19

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

PORTFOLIO SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the six months ended June 30, 2019, Janus Henderson VIT Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 19.22% and 19.10%, respectively, while the Portfolio’s Russell Midcap® Value Index benchmark returned 18.02%. Stock selection in materials, real estate and financials aided relative returns. Our industrials and utilities holdings and weighting in information technology weighed on relative returns.

MARKET ENVIRONMENT

The U.S. equity market rallied early in the year, followed by a volatile second quarter focused on trade issues and falling interest rates from disappointing economic results globally. However, and fortunately for the equity markets, the calendar flipped to June and central banks around the world trumpeted dovish commentary regarding monetary policy, igniting a sizable rebound in stock prices.

PERFORMANCE DISCUSSION

The Fund outperformed the Russell Midcap Value Index for the period, driven by stock selection in materials, real estate and financials. Our materials stocks outperformed, led by our packaging holdings like Crown Holdings, which rebounded from the end of 2018. Our eclectic mix of real estate holdings, led by RV park operator Equity LifeStyle, outperformed the index. Within financials, our insurance holdings such as RenaissanceRe, were notable outperformers as pricing was better than expected, which helped lift earnings estimates. Additionally, the stocks benefited from lower interest rates, which can be favorable to insurers’ investment portfolios. While our industrials holdings posted positive absolute gains, our more defensively oriented holdings lagged those of the benchmark. Information technology was the strongest-performing sector for the index and our average underweight positioning throughout the period hurt relative performance.

OUTLOOK

The stock market has viewed easy money policies as an elixir in the past, but it does not solve the bigger problems that have been market headwinds of late. Among them: trade policy uncertainty, political dysfunction, geopolitical risks, slowing earnings growth, softer economic readings globally and increasing leverage on corporate balance sheets. Certainly, there are positives in the economy that are difficult to ignore including U.S. GDP growth of over 3%, U.S. unemployment at multi-decade lows and solid consumer spending that have all driven equity markets to all-time high levels. It appears that, in the short term, the stock market has chosen to focus on the positives and ignore any negatives, but we take a more balanced view of the inherent risks.

In our view, the market is overlooking many of the economic and political risks that we believe have increased, resulting in markets that are more challenging to navigate. For example, on the economic side, we have already seen a deceleration of earnings growth as we lap the benefit of tax cuts. While it takes businesses time to adjust their investment levels, a deceleration of earnings growth could lead to a slowing of investment in the future. In addition, any slowing in the rate of earnings growth could be a negative for stock prices with price-to-earnings multiples that are currently at lofty levels. This market loftiness is also on display by the recent parade of hot IPOs, some with dubious business models that lack in profitability. To some, the prospect of fake hamburgers might sound appetizing, but the multiple may cause indigestion. On the political side, much of the tariff negotiations seem to be occurring on Twitter and lead to unnecessary volatility. It becomes difficult for company management to know how to invest for the future when the rules of the game change overnight. Finally, the presidential campaign is well underway, leading to rhetoric resulting in possible headline risk for various sectors of the economy.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

We remain concerned with the high level of corporate debt and deteriorating business fundamentals. Historically, when economic activity decelerates or turns negative, the companies with the weakest balance sheets and those that are losing money tend to underperform. Our focus on investing in higher-quality companies, with solid balance sheets and diversified earnings streams, should result in strong relative performance should risk and volatility increase.

In conclusion, many of the risk factors we have discussed are not new and the market has gone on to new highs in spite of these. As long as monetary policy remains accommodative and the economy performs, the conditions remain favorable for equity prices. In this scenario, our portfolio should provide good upside participation. However, as always, we are focused on the downside first and our emphasis on high-quality companies was on display in May given the Fund’s relative outperformance in a volatile period. We are not certain which direction the market will go, but have constructed a portfolio we believe will do well in a variety of market environments.

Thank you for your investment in the Janus Henderson VIT Mid Cap Value Portfolio.

2	JUNE 30, 2019

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Crown Holdings Inc	1.10%	CDK Global Inc	-0.13%
	RenaissanceRe Holdings Ltd	1.02%	Cimarex Energy Co	-0.12%
	Equity LifeStyle Properties Inc	0.92%	Affiliated Managers Group Inc	-0.06%
	Laboratory Corp of America Holdings	0.86%	Lamb Weston Holdings Inc	-0.06%
	Total System Services Inc	0.75%	NewMarket Corp	-0.06%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Materials	0.75%	12.06%	6.01%
	Real Estate	0.68%	14.53%	14.28%
	Consumer Discretionary	0.45%	4.99%	8.72%
	Financials	0.42%	24.77%	17.79%
	Health Care	0.29%	3.37%	6.91%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-0.82%	4.26%	0.00%
	Industrials	-0.23%	14.39%	12.22%
	Information Technology	-0.21%	6.26%	8.78%
	Utilities	-0.04%	7.05%	11.29%
	Energy	0.01%	4.17%	5.88%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Evergy Inc
Electric Utilities	3.3%
RenaissanceRe Holdings Ltd
Insurance	3.0%
Torchmark Corp
Insurance	3.0%
M&T Bank Corp
Banks	3.0%
Equity LifeStyle Properties Inc
Equity Real Estate Investment Trusts (REITs)	2.9%
15.2%

Asset Allocation - (% of Net Assets)
Common Stocks	95.5%
Repurchase Agreements	4.7%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of December 31, 2018

4	JUNE 30, 2019

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019						per the April 30, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses
Institutional Shares	19.22%	3.74%	6.45%	11.00%	10.33%#	0.81%
Service Shares	19.10%	3.55%	6.20%	10.69%	9.84%*	1.06%
Russell Midcap Value Index	18.02%	3.68%	6.72%	14.56%	11.05%**
Morningstar Quartile - Service Shares	-	2nd	2nd	4th	2nd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	120/422	139/373	288/314	110/236

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

#Institutional Shares inception date – May 1, 2003

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

6	JUNE 30, 2019

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Institutional Shares	$1,000.00	$1,192.20	$3.97	$1,000.00	$1,021.17	$3.66	0.73%
Service Shares	$1,000.00	$1,191.00	$5.32	$1,000.00	$1,019.93	$4.91	0.98%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – 95.5%
Aerospace & Defense – 1.7%
BWX Technologies Inc	35,742	$1,862,158
Auto Components – 1.1%
Aptiv PLC	15,646	1,264,666
Banks – 9.8%
Citizens Financial Group Inc	67,375	2,382,380
First Horizon National Corp	98,932	1,477,055
M&T Bank Corp	19,203	3,265,854
Prosperity Bancshares Inc	15,769	1,041,542
Regions Financial Corp	69,824	1,043,171
Sterling Bancorp/DE	75,652	1,609,875
		10,819,877
Building Products – 0.4%
AO Smith Corp	8,357	394,116
Capital Markets – 1.2%
Affiliated Managers Group Inc	14,820	1,365,515
Chemicals – 7.8%
Axalta Coating Systems Ltd*	51,508	1,533,393
Mosaic Co	39,823	996,770
NewMarket Corp	6,327	2,536,747
Westlake Chemical Corp	18,733	1,301,194
WR Grace & Co	29,153	2,218,835
		8,586,939
Commercial Services & Supplies – 2.4%
KAR Auction Services Inc	22,998	574,950
Waste Connections Inc	21,713	2,075,329
		2,650,279
Communications Equipment – 0.8%
F5 Networks Inc*	6,162	897,372
Consumer Finance – 1.3%
Discover Financial Services	17,869	1,386,456
Containers & Packaging – 1.8%
Graphic Packaging Holding Co	137,780	1,926,164
Electric Utilities – 7.1%
Alliant Energy Corp	44,122	2,165,508
Entergy Corp	20,153	2,074,348
Evergy Inc	59,715	3,591,857
		7,831,713
Electrical Equipment – 2.0%
AMETEK Inc	10,478	951,821
Generac Holdings Inc*	17,863	1,239,871
		2,191,692
Electronic Equipment, Instruments & Components – 0.8%
Avnet Inc	18,433	834,462
Energy Equipment & Services – 1.0%
Apergy Corp*	33,922	1,137,744
Equity Real Estate Investment Trusts (REITs) – 14.6%
Alexandria Real Estate Equities Inc	5,134	724,356
Equity Commonwealth	94,756	3,081,465
Equity LifeStyle Properties Inc	26,196	3,178,623
Lamar Advertising Co	33,361	2,692,566
Mid-America Apartment Communities Inc	21,743	2,560,456
Public Storage	6,783	1,615,507
Weyerhaeuser Co	83,152	2,190,224
		16,043,197
Food & Staples Retailing – 1.4%
Casey's General Stores Inc	9,738	1,519,031
Food Products – 1.7%
Conagra Brands Inc	51,387	1,362,783

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – (continued)
Lamb Weston Holdings Inc	8,750	$554,400
		1,917,183
Health Care Providers & Services – 2.8%
Laboratory Corp of America Holdings*	17,507	3,026,960
Hotels, Restaurants & Leisure – 2.3%
Cedar Fair LP	52,476	2,502,580
Industrial Conglomerates – 0.8%
Carlisle Cos Inc	6,171	866,470
Information Technology Services – 2.5%
Cognizant Technology Solutions Corp	12,524	793,896
Total System Services Inc	14,873	1,907,760
		2,701,656
Insurance – 12.0%
Axis Capital Holdings Ltd	44,382	2,647,386
Hartford Financial Services Group Inc	55,167	3,073,905
IAA Inc*	22,998	891,862
RenaissanceRe Holdings Ltd	18,691	3,327,185
Torchmark Corp	36,867	3,298,122
		13,238,460
Life Sciences Tools & Services – 1.1%
Agilent Technologies Inc	16,154	1,206,219
Machinery – 3.0%
Donaldson Co Inc	15,946	811,014
Lincoln Electric Holdings Inc	18,228	1,500,529
Trinity Industries Inc	48,168	999,486
		3,311,029
Media – 1.8%
Fox Corp - Class B	54,741	1,999,689
Mortgage Real Estate Investment Trusts (REITs) – 1.4%
AGNC Investment Corp	91,513	1,539,249
Oil, Gas & Consumable Fuels – 2.9%
Cimarex Energy Co	35,204	2,088,653
Valero Energy Corp	12,597	1,078,429
		3,167,082
Road & Rail – 0.9%
Knight-Swift Transportation Holdings Inc	29,377	964,741
Semiconductor & Semiconductor Equipment – 0.4%
MKS Instruments Inc	5,818	453,164
Software – 4.3%
CDK Global Inc	24,272	1,200,008
Check Point Software Technologies Ltd*	8,794	1,016,674
Citrix Systems Inc	17,065	1,674,759
Synopsys Inc*	6,524	839,574
		4,731,015
Textiles, Apparel & Luxury Goods – 1.2%
PVH Corp	13,577	1,284,927
Trading Companies & Distributors – 1.2%
GATX Corp	17,278	1,369,973
Total Common Stocks (cost $86,823,680)		104,991,778

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares or Principal Amounts		Value
Repurchase Agreements – 4.7%
Undivided interest of 5.0% in a joint repurchase agreement (principal amount $104,600,000 with a maturity value of $104,620,397) with ING Financial Markets LLC, 2.3400%, dated 6/28/19, maturing 7/1/19 to be repurchased at $5,201,014 collateralized by $105,463,100 in U.S. Treasuries 0% - 3.0000%, 10/17/19 - 2/15/45 with a value of $106,712,856 (cost $5,200,000)	$5,200,000	$5,200,000
Total Investments (total cost $92,023,680) – 100.2%		110,191,778
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(176,822)
Net Assets – 100%		$110,014,956

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$109,175,104	99.1%
Israel	1,016,674	0.9

Total	$110,191,778	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$104,991,778	$-	$-
Repurchase Agreements	-	5,200,000	-
Total Assets	$104,991,778	$5,200,000	$-

Janus Aspen Series	11

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets:
Investments, at value(1)	$104,991,778
Repurchase agreements, at value(2)	5,200,000
Cash	72,071
Non-interested Trustees' deferred compensation	2,783
Receivables:
Investments sold	408,489
Dividends	152,467
Portfolio shares sold	7,978
Interest	1,014
Foreign tax reclaims	645
Other assets	377
Total Assets	110,837,602
Liabilities:
Payables:	—
Investments purchased	675,270
Advisory fees	56,076
Portfolio shares repurchased	19,607
Professional fees	14,158
12b-1 Distribution and shareholder servicing fees	13,798
Transfer agent fees and expenses	4,670
Non-interested Trustees' deferred compensation fees	2,783
Non-interested Trustees' fees and expenses	710
Custodian fees	652
Affiliated portfolio administration fees payable	221
Accrued expenses and other payables	34,701
Total Liabilities	822,646
Net Assets	$110,014,956
Net Assets Consist of:
Capital (par value and paid-in surplus)	$91,916,052
Total distributable earnings (loss)	18,098,904
Total Net Assets	$110,014,956
Net Assets - Institutional Shares	$41,755,122
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,713,003
Net Asset Value Per Share	$15.39
Net Assets - Service Shares	$68,259,834
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,600,710
Net Asset Value Per Share	$14.84

(1) Includes cost of $86,823,680. (2) Includes cost of repurchase agreements of $5,200,000.

See Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Dividends	$1,038,724
Interest	49,954
Foreign tax withheld	(2,588)
Total Investment Income	1,086,090
Expenses:
Advisory fees	287,224
12b-1 Distribution and shareholder servicing fees:
Service Shares	82,790
Transfer agent administrative fees and expenses:
Institutional Shares	9,756
Service Shares	16,558
Other transfer agent fees and expenses:
Institutional Shares	625
Service Shares	731
Registration fees	27,909
Professional fees	20,880
Shareholder reports expense	8,167
Custodian fees	3,908
Non-interested Trustees’ fees and expenses	1,283
Affiliated portfolio administration fees	1,144
Other expenses	24,167
Total Expenses	485,142
Less: Excess Expense Reimbursement and Waivers	(16,901)
Net Expenses	468,241
Net Investment Income/(Loss)	617,849
Net Realized Gain/(Loss) on Investments:
Investments	(479,322)
Total Net Realized Gain/(Loss) on Investments	(479,322)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	18,241,991
Total Change in Unrealized Net Appreciation/Depreciation	18,241,991
Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,380,518

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$617,849	$1,000,696
Net realized gain/(loss) on investments	(479,322)	8,526,639
Change in unrealized net appreciation/depreciation	18,241,991	(25,235,446)
Net Increase/(Decrease) in Net Assets Resulting from Operations	18,380,518	(15,708,111)
Dividends and Distributions to Shareholders
Institutional Shares	(3,342,952)	(4,172,276)
Service Shares	(5,691,708)	(7,056,214)
Net Decrease from Dividends and Distributions to Shareholders	(9,034,660)	(11,228,490)
Capital Share Transactions:
Institutional Shares	2,001,017	2,505,672
Service Shares	68,714	3,297,708
Net Increase/(Decrease) from Capital Share Transactions	2,069,731	5,803,380
Net Increase/(Decrease) in Net Assets	11,415,589	(21,133,221)
Net Assets:
Beginning of period	98,599,367	119,732,588
End of period	$110,014,956	$98,599,367

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.08	$18.02	$16.55	$16.21	$18.77	$19.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.17	0.12	0.21	0.19	0.30
Net realized and unrealized gain/(loss)	2.57	(2.40)	2.13	2.59	(0.76)	1.35
Total from Investment Operations	2.67	(2.23)	2.25	2.80	(0.57)	1.65
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.18)	(0.14)	(0.17)	(0.22)	(0.27)
Distributions (from capital gains)	(1.27)	(1.53)	(0.64)	(2.29)	(1.77)	(1.91)
Total Dividends and Distributions	(1.36)	(1.71)	(0.78)	(2.46)	(1.99)	(2.18)
Net Asset Value, End of Period	$15.39	$14.08	$18.02	$16.55	$16.21	$18.77
Total Return*	19.22%	(13.63)%	13.94%	19.03%	(3.47)%	8.77%
Net Assets, End of Period (in thousands)	$41,755	$36,265	$43,609	$47,688	$35,712	$42,509
Average Net Assets for the Period (in thousands)	$39,545	$42,219	$46,007	$37,327	$40,054	$43,239
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.81%	0.70%	0.59%	0.59%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.81%	0.70%	0.59%	0.59%	0.62%
Ratio of Net Investment Income/(Loss)	1.32%	1.03%	0.71%	1.33%	1.08%	1.57%
Portfolio Turnover Rate	25%	42%	48%	69%	77%	53%

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.62	$17.49	$16.10	$15.84	$18.39	$18.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.13	0.08	0.17	0.14	0.24
Net realized and unrealized gain/(loss)	2.49	(2.32)	2.06	2.53	(0.73)	1.32
Total from Investment Operations	2.57	(2.19)	2.14	2.70	(0.59)	1.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.15)	(0.11)	(0.15)	(0.19)	(0.24)
Distributions (from capital gains)	(1.27)	(1.53)	(0.64)	(2.29)	(1.77)	(1.91)
Total Dividends and Distributions	(1.35)	(1.68)	(0.75)	(2.44)	(1.96)	(2.15)
Net Asset Value, End of Period	$14.84	$13.62	$17.49	$16.10	$15.84	$18.39
Total Return*	19.10%	(13.82)%	13.63%	18.76%	(3.69)%	8.44%
Net Assets, End of Period (in thousands)	$68,260	$62,334	$76,123	$71,444	$66,830	$100,066
Average Net Assets for the Period (in thousands)	$67,122	$72,480	$74,099	$66,899	$89,915	$100,500
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	1.06%	0.95%	0.84%	0.84%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.98%	1.06%	0.95%	0.84%	0.84%	0.87%
Ratio of Net Investment Income/(Loss)	1.08%	0.78%	0.47%	1.13%	0.81%	1.31%
Portfolio Turnover Rate	25%	42%	48%	69%	77%	53%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	JUNE 30, 2019

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Aspen Series	17

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital,

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Notes to Financial Statements (unaudited)

and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

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Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$5,200,000	$—	$(5,200,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets

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based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.55%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Portfolio’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Portfolio's performance relative to the Portfolio’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Service Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2020. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees

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Notes to Financial Statements (unaudited)

incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2019, the Portfolio engaged in cross trades amounting to $216,786.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 92,091,702	$20,919,438	$ (2,819,362)	$ 18,100,076

5. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	190,764	$2,979,834	414,066	$ 7,030,470
Reinvested dividends and distributions	222,419	3,342,952	255,217	4,172,276
Shares repurchased	(275,467)	(4,321,769)	(514,078)	(8,697,074)
Net Increase/(Decrease)	137,716	$2,001,017	155,205	$ 2,505,672
Service Shares:
Shares sold	205,985	$3,102,046	581,026	$ 9,472,190
Reinvested dividends and distributions	392,803	5,691,708	445,754	7,056,214
Shares repurchased	(574,602)	(8,725,040)	(801,919)	(13,230,696)
Net Increase/(Decrease)	24,186	$ 68,714	224,861	$ 3,297,708

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$25,790,712	$ 32,157,723	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-81122 08-19

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

Janus Henderson VIT Overseas Portfolio (unaudited)

PORTFOLIO SNAPSHOT

The Portfolio invests opportunistically where our fundamental research identifies stocks trading at prices that, in our view, do not accurately reflect the underlying company’s long-term fundamentals.

Julian McManus co-portfolio manager	Garth Yettick co-portfolio manager	George Maris co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson VIT Overseas Portfolio’s Institutional Shares and Service Shares returned 14.36% and 14.20%, respectively, over the six-month period ended June 30, 2019. The Portfolio’s primary benchmark, the MSCI All Country World ex-U.S. IndexSM, returned 13.60%

INVESTMENT ENVIROMENT

Stocks rebounded in the first quarter after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter. In the second quarter stocks were volatile. Equities lost ground in May as setbacks in U.S.-China trade negotiations raised fears that trade tensions will further dent global economic growth. Economic data also pointed to a weakening global economy during the period. Stocks then rebounded in June, driven in part by expectations of more accommodative monetary policy from central banks.

PERFORMANCE DISCUSSION

Our Portfolio employs a high-conviction investment approach seeking strong risk-adjusted performance over the long term. Over time, we believe we can drive excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market. We believe high-conviction investing works over the long term as stock prices ultimately reflect the fundamentals of their underlying companies. This period, we were pleased to see our conviction rewarded as many of the company- and industry-specific views we expressed in our Portfolio played out and drove returns higher.

Rio Tinto was a top contributor to Portfolio performance during the period. The mining company’s stock was up mainly because of rising iron ore prices. The management team has also done a good job in recent months of communicating its strategy to maintain discipline on new mining projects, which is ultimately supportive of iron ore and copper prices. We continue to see upside for Rio Tinto. The management team’s value over volume strategy and capital discipline remains a core part of our investment thesis, and we also believe metals such as copper are in deficit relative to global demand.

Sony Financial Holdings also contributed meaningfully to Portfolio performance. Strong operating results have helped the life insurer’s stock, but it is also one of a number of Japanese stocks that has benefited from increased shareholder activism in the country. An activist investor has proposed breaking up Sony, which is the majority shareholder of Sony Financial. This has shone a light on some of Sony’s individual businesses, and focused attention on the undervaluation of Sony Financial’s business model. In our view, the company can benefit from a strong brand name it can leverage. We also believe Sony Financial also has the strongest sales force among Japanese life insurers, and a more attractive product suite than its peers.

ASML Holdings was also a top contributor. The stock has risen as the market has come to appreciate the potential of its extreme ultraviolet (EUV) lithography equipment, which plays an important role in making semiconductors cheaper and more efficient. That equipment was core to our thesis in owning the stock, and we continue to believe ASML is better positioned than most any other company for the next decade of technology advancement.

While many stocks made positive contributions to performance this period, we still held a few stocks that detracted. Takeda Pharmaceutical was our largest detractor. The stock was down after the company’s management team reset earnings and profit margin expectations. The company recently acquired Shire and revised earnings due to plans to reduce inventory of some of Shire’s drugs. We continue to have a positive outlook for Takeda, however. We believe the company benefits

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from a capable management team, as evidenced by the company’s continued profit margin expansion. Further, we like the company’s expanded geographic footprint after the Shire acquisition.

Samsonite was another detractor. Concern about how trade conflict between the U.S. and China could affect the Chinese economy weighed on the stock, but does not change our long-term view of the company. Acquisitions have solidified Samsonite’s position as the dominant luggage brand in the world. Over the long term, we think the premium nature of its brands such as Tumi will enable the company to grow and earn high returns. Samsonite also likely benefits from the long-term tailwind of a rising middle class in China that is traveling more.

Finally, Permanent TSB Group also detracted. Stock of the Irish mortgage lender was down due to negative political rhetoric about mortgage pricing, and also concerns about regulatory changes that increase the capital the lender must hold. We continue to hold the stock, however, and believe it will recover as some of these pressures abate.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

In the back half of the year, equity markets have plenty to grapple with. The U.S. economy remains strong, but Europe’s economy is again at risk of slipping into a deflationary spiral. Structural inefficiencies in the European economy that don’t allow it to be as dynamic as the U.S. make this a long-term issue. Meanwhile, Brexit continues to be an overhang for Europe. Trade tensions and a rise in populism also remain headwinds for economic growth and equity markets. The fallout from these issues is harder to predict.

However, our Portfolio has done well in the past by stepping into high-conviction positions at times when there is a lot of uncertainty, then holding these positions as the world returns to a sense of normalcy and the market comes to appreciate the long-term growth potential of these companies. We’ll take the same, high-conviction, long-term approach if volatility presents opportunities in the back half of the year.

Presently, we feel good about our positioning relative to some of the economic concerns the market is digesting. Among our European holdings, our companies don’t have a lot of domestic, European exposure. Instead, our holdings are concentrated in businesses that have a global footprint and that we believe are leaders in their respective industries. Examples include innovative pharmaceutical companies and microchip manufacturers. Our holdings with domestic exposure are generally European banks, where we believe low multiples provide valuation support, and overlook the strength and health of these banks’ balance sheets.

We are also comfortable with our Chinese holdings, despite concerns about how trade tensions and tariffs may affect the world’s second-largest economy. We believe China still has plenty of levers it can pull to counteract the economic impact of tariffs. The country has shown adeptness at responding to external shocks, and the trade war may provide yet another example.

Within China, consumption is making up an increasingly larger portion of its economy. This is a long-term shift that will play out over the next few decades. Against this backdrop, we have a lot of conviction in our holdings of Chinese Internet and e-commerce platforms, which will help facilitate a growing portion of that consumption spending. We believe our conviction in these companies will be rewarded over the long term.

Thank you for your continued investment in Janus Henderson VIT Overseas Portfolio.

2	JUNE 30, 2019

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Rio Tinto Ltd	1.51%	Takeda Pharmaceutical Co Ltd	-0.43%
	Sony Financial Holdings Inc	1.28%	Samsonite International SA	-0.30%
	ASML Holding NV	1.26%	Hindustan Zinc Ltd	-0.28%
	AIA Group Ltd	1.23%	Permanent TSB Group Holdings PLC	-0.20%
	Alibaba Group Holding Ltd (ADR)	1.11%	CaixaBank SA	-0.06%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	0.87%	8.83%	9.80%
	Information Technology	0.70%	10.45%	8.32%
	Industrials	0.48%	10.86%	11.77%
	Communication Services	0.39%	3.60%	7.24%
	Utilities	0.11%	0.00%	3.32%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.99%	8.91%	8.25%
	Consumer Discretionary	-0.77%	16.06%	11.01%
	Other**	-0.38%	2.17%	0.00%
	Energy	-0.11%	6.02%	7.37%
	Financials	-0.01%	23.44%	21.99%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Safran SA
Aerospace & Defense	4.7%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	4.7%
Diageo PLC
Beverages	4.6%
AIA Group Ltd
Insurance	4.6%
ASML Holding NV
Semiconductor & Semiconductor Equipment	4.3%
22.9%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Investment Companies	1.6%
Other	0.3%
100.0%

Emerging markets comprised 20.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of December 31, 2018

4	JUNE 30, 2019

Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019						per the April 30, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	14.36%	-1.82%	-1.72%	2.92%	8.14%	0.60%
Service Shares	14.20%	-2.07%	-1.96%	2.66%	7.98%	0.85%
MSCI All Country World ex-U.S. Index	13.60%	1.29%	2.16%	6.54%	N/A**
Morningstar Quartile - Institutional Shares	-	3rd	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	523/740	580/592	491/503	8/142

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Portfolio will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Janus Aspen Series	5

Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitionsfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

6	JUNE 30, 2019

Janus Henderson VIT Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Institutional Shares	$1,000.00	$1,143.60	$3.72	$1,000.00	$1,021.32	$3.51	0.70%
Service Shares	$1,000.00	$1,142.00	$5.05	$1,000.00	$1,020.08	$4.76	0.95%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 5.5%
CAE Inc	198,993	$5,350,957
Safran SA	215,954	31,632,304
		36,983,261
Banks – 11.6%
BNP Paribas SA	494,538	23,479,958
China Construction Bank Corp	23,160,000	19,953,760
HDFC Bank Ltd	193,813	6,862,221
ING Groep NV	665,644	7,715,374
Mitsubishi UFJ Financial Group Inc	3,264,700	15,505,811
Permanent TSB Group Holdings PLC*	3,507,426	4,864,447
		78,381,571
Beverages – 8.3%
Diageo PLC	725,252	31,161,553
Heineken NV	225,291	25,134,778
		56,296,331
Biotechnology – 0.3%
BeiGene Ltd (ADR)*	16,103	1,995,967
Building Products – 2.7%
Daikin Industries Ltd	141,300	18,435,849
Chemicals – 0.1%
Croda International PLC	10,187	662,241
Consumer Finance – 0.8%
Nexi SpA (144A)*	520,432	5,360,747
Electronic Equipment, Instruments & Components – 1.4%
Hexagon AB	173,145	9,617,923
Hotels, Restaurants & Leisure – 2.1%
GVC Holdings PLC	1,712,839	14,175,249
Household Durables – 3.1%
Sony Corp	395,800	20,737,277
Insurance – 11.2%
AIA Group Ltd	2,850,600	30,745,199
Intact Financial Corp	72,401	6,691,591
NN Group NV#	541,436	21,788,912
Sony Financial Holdings Inc	697,100	16,735,573
		75,961,275
Interactive Media & Services – 3.6%
Tencent Holdings Ltd	541,300	24,433,825
Internet & Direct Marketing Retail – 6.0%
Alibaba Group Holding Ltd (ADR)*	185,632	31,455,342
MakeMyTrip Ltd*	356,501	8,841,225
		40,296,567
Metals & Mining – 9.2%
Antofagasta PLC	767,232	9,055,713
Hindustan Zinc Ltd	3,692,019	13,057,401
Rio Tinto Ltd	358,571	26,114,499
Teck Resources Ltd	598,287	13,808,029
		62,035,642
Oil, Gas & Consumable Fuels – 5.9%
Canadian Natural Resources Ltd	805,910	21,735,393
TOTAL SA	318,284	17,828,984
		39,564,377
Pharmaceuticals – 8.3%
AstraZeneca PLC	189,016	15,450,742
Novartis AG	189,063	17,282,660
Takeda Pharmaceutical Co Ltd	652,674	23,146,315
		55,879,717
Road & Rail – 1.3%
Container Corp Of India Ltd	1,092,062	9,019,559

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 6.0%
ASML Holding NV	140,371	$29,320,155
Taiwan Semiconductor Manufacturing Co Ltd	1,480,000	11,389,748
		40,709,903
Specialty Retail – 1.5%
Industria de Diseno Textil SA	326,499	9,817,314
Technology Hardware, Storage & Peripherals – 2.1%
Samsung Electronics Co Ltd	352,615	14,356,293
Textiles, Apparel & Luxury Goods – 3.5%
Cie Financiere Richemont SA	123,607	10,493,548
EssilorLuxottica SA	29,994	3,912,661
Samsonite International SA*	3,924,600	9,003,358
		23,409,567
Tobacco – 1.0%
British American Tobacco PLC	197,719	6,901,174
Trading Companies & Distributors – 2.6%
Ferguson PLC	249,826	17,763,374
Total Common Stocks (cost $538,991,241)		662,795,003
Investment Companies – 1.6%
Money Markets – 1.6%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£ (cost $11,096,930)	11,096,772	11,096,772
Total Investments (total cost $550,088,171) – 99.7%		673,891,775
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		1,876,916
Net Assets – 100%		$675,768,691

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$94,560,825	14.0%
Netherlands	83,959,219	12.5
United Kingdom	77,406,672	11.5
France	76,853,907	11.4
China	75,842,927	11.2
Canada	47,585,970	7.1
Hong Kong	39,748,557	5.9
India	37,780,406	5.6
United States	30,856,113	4.6
Switzerland	27,776,208	4.1
Australia	26,114,499	3.9
South Korea	14,356,293	2.1
Taiwan	11,389,748	1.7
Spain	9,817,314	1.5
Sweden	9,617,923	1.4
Italy	5,360,747	0.8
Ireland	4,864,447	0.7

Total	$673,891,775	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Overseas Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 1.6%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$85,839∆	$-	$-	$-
Money Markets - 1.6%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	146,721	747	(158)	11,096,772
Total Affiliated Investments - 1.6%	$232,560	$747	$(158)	$11,096,772

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 1.6%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	5,589	77,321,028	(77,326,617)	-
Money Markets - 1.6%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	20,350,499	58,944,473	(68,198,200)	11,096,772

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the period ended June 30, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended June 30, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$ 36,954

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2019

Market Value
Written options contracts, call	$ 9,883

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2019 is $5,360,747, which represents 0.8% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$662,795,003	$-	$-
Investment Companies	-	11,096,772	-
Total Assets	$662,795,003	$11,096,772	$-

Janus Aspen Series	11

Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets:
Unaffiliated investments, at value(1)	$662,795,003
Affiliated investments, at value(2)	11,096,772
Cash denominated in foreign currency(3)	3,722,791
Non-interested Trustees' deferred compensation	17,096
Receivables:
Investments sold	7,930,495
Dividends	1,637,634
Foreign tax reclaims	350,113
Portfolio shares sold	74,315
Dividends from affiliates	14,962
Other assets	13,103
Total Assets	687,652,284
Liabilities:
Due to custodian	3,935,902
Payables:	—
Investments purchased	6,881,744
Advisory fees	351,097
Portfolio shares repurchased	247,118
Foreign tax liability	163,212
12b-1 Distribution and shareholder servicing fees	103,235
Transfer agent fees and expenses	27,732
Non-interested Trustees' deferred compensation fees	17,096
Professional fees	12,473
Custodian fees	8,825
Non-interested Trustees' fees and expenses	4,496
Affiliated portfolio administration fees payable	1,346
Accrued expenses and other payables	129,317
Total Liabilities	11,883,593
Net Assets	$675,768,691
Net Assets Consist of:
Capital (par value and paid-in surplus)	$942,547,345
Total distributable earnings (loss)(4)	(266,778,654)
Total Net Assets	$675,768,691
Net Assets - Institutional Shares	$157,483,476
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,214,291
Net Asset Value Per Share	$30.20
Net Assets - Service Shares	$518,285,215
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,893,646
Net Asset Value Per Share	$28.96

(1) Includes cost of $538,991,241. (2) Includes cost of $11,096,930. (3) Includes cost of $3,722,791. (4) Includes $163,211 of foreign capital gains tax on investments.

See Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson VIT Overseas Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Dividends	$12,541,357
Dividends from affiliates	146,721
Affiliated securities lending income, net	85,839
Interest	1,058
Foreign tax withheld	(1,244,591)
Total Investment Income	11,530,384
Expenses:
Advisory fees	1,962,604
12b-1 Distribution and shareholder servicing fees:
Service Shares	629,540
Transfer agent administrative fees and expenses:
Institutional Shares	37,892
Service Shares	125,908
Other transfer agent fees and expenses:
Institutional Shares	1,916
Service Shares	3,703
Shareholder reports expense	48,926
Professional fees	32,431
Registration fees	18,179
Custodian fees	16,170
Non-interested Trustees’ fees and expenses	8,057
Affiliated portfolio administration fees	7,047
Other expenses	44,751
Total Expenses	2,937,124
Net Investment Income/(Loss)	8,593,260
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	5,682,481
Investments in affiliates	747
Written options contracts	36,954
Total Net Realized Gain/(Loss) on Investments	5,720,182
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	73,574,480
Investments in affiliates	(158)
Total Change in Unrealized Net Appreciation/Depreciation	73,574,322
Net Increase/(Decrease) in Net Assets Resulting from Operations	$87,887,764

(1) Includes realized foreign capital gains tax on investments of $(4,384). (2) Includes change in unrealized appreciation/depreciation of $(93,016) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Overseas Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$8,593,260	$11,506,844
Net realized gain/(loss) on investments	5,720,182	29,856,071
Change in unrealized net appreciation/depreciation	73,574,322	(153,687,150)
Net Increase/(Decrease) in Net Assets Resulting from Operations	87,887,764	(112,324,235)
Dividends and Distributions to Shareholders
Institutional Shares	(1,726,618)	(3,006,958)
Service Shares	(5,489,418)	(9,659,879)
Net Decrease from Dividends and Distributions to Shareholders	(7,216,036)	(12,666,837)
Capital Share Transactions:
Institutional Shares	(5,167,624)	(12,202,481)
Service Shares	(27,079,989)	(56,678,825)
Net Increase/(Decrease) from Capital Share Transactions	(32,247,613)	(68,881,306)
Net Increase/(Decrease) in Net Assets	48,424,115	(193,872,378)
Net Assets:
Beginning of period	627,344,576	821,216,954
End of period	$675,768,691	$627,344,576

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.71	$31.98	$24.79	$28.80	$32.56	$42.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.53	0.48	0.38	0.29	0.59
Net realized and unrealized gain/(loss)	3.41	(5.25)	7.20	(2.35)	(2.92)	(4.74)
Total from Investment Operations	3.82	(4.72)	7.68	(1.97)	(2.63)	(4.15)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.55)	(0.49)	(1.22)	(0.19)	(1.26)
Distributions (from capital gains)	—	—	—	(0.82)	(0.94)	(4.05)
Total Dividends and Distributions	(0.33)	(0.55)	(0.49)	(2.04)	(1.13)	(5.31)
Net Asset Value, End of Period	$30.20	$26.71	$31.98	$24.79	$28.80	$32.56
Total Return*	14.36%	(14.94)%	31.12%	(6.45)%	(8.59)%	(11.87)%
Net Assets, End of Period (in thousands)	$157,483	$143,912	$184,546	$158,362	$186,647	$364,378
Average Net Assets for the Period (in thousands)	$153,618	$172,398	$176,815	$163,322	$306,322	$426,435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.60%	0.57%	0.50%	0.51%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.60%	0.57%	0.50%	0.51%	0.53%
Ratio of Net Investment Income/(Loss)	2.81%	1.71%	1.65%	1.50%	0.90%	1.52%
Portfolio Turnover Rate	17%	25%	33%	103%	31%	36%

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$25.63	$30.74	$23.87	$27.84	$31.55	$40.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.44	0.39	0.30	0.19	0.48
Net realized and unrealized gain/(loss)	3.29	(5.05)	6.93	(2.27)	(2.80)	(4.60)
Total from Investment Operations	3.64	(4.61)	7.32	(1.97)	(2.61)	(4.12)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.50)	(0.45)	(1.18)	(0.16)	(1.20)
Distributions (from capital gains)	—	—	—	(0.82)	(0.94)	(4.05)
Total Dividends and Distributions	(0.31)	(0.50)	(0.45)	(2.00)	(1.10)	(5.25)
Net Asset Value, End of Period	$28.96	$25.63	$30.74	$23.87	$27.84	$31.55
Total Return*	14.24%	(15.17)%	30.80%	(6.71)%	(8.80)%	(12.10)%
Net Assets, End of Period (in thousands)	$518,285	$483,432	$636,671	$529,492	$631,202	$773,482
Average Net Assets for the Period (in thousands)	$510,461	$587,476	$598,500	$554,215	$722,654	$903,702
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.85%	0.82%	0.75%	0.77%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.85%	0.82%	0.75%	0.77%	0.78%
Ratio of Net Investment Income/(Loss)	2.55%	1.46%	1.40%	1.25%	0.62%	1.27%
Portfolio Turnover Rate	17%	25%	33%	103%	31%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

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Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the period ended June 30, 2019 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it

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Notes to Financial Statements (unaudited)

would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced

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Notes to Financial Statements (unaudited)

and these arrangements are dependent on Janus Capital Management LLC's (“Janus Capital”) ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Portfolio may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Portfolio may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

In writing an option, the Portfolio bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

During the period, the Portfolio wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

There were no written options held at June 30, 2019.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In

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Notes to Financial Statements (unaudited)

addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change

Janus Aspen Series	21

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Notes to Financial Statements (unaudited)

due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

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Notes to Financial Statements (unaudited)

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of June 30, 2019.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. The Portfolio's benchmark index used in the calculation is the MSCI All Country World ex-U.S. Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.60%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service

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Notes to Financial Statements (unaudited)

providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital Management LLC (“Janus Capital”) has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

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Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(49,225,729)	$(347,480,339)	$ (396,706,068)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 553,511,517	$149,888,267	$(29,508,009)	$ 120,380,258

6. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	131,760	$ 3,806,384	345,349	$ 10,809,870
Reinvested dividends and distributions	59,354	1,726,618	99,536	3,006,958
Shares repurchased	(365,715)	(10,700,626)	(826,961)	(26,019,309)
Net Increase/(Decrease)	(174,601)	$ (5,167,624)	(382,076)	$(12,202,481)
Service Shares:
Shares sold	495,502	$ 13,810,810	1,635,221	$ 48,989,680
Reinvested dividends and distributions	196,683	5,489,418	332,508	9,659,879
Shares repurchased	(1,658,566)	(46,380,217)	(3,818,413)	(115,328,384)
Net Increase/(Decrease)	(966,381)	$(27,079,989)	(1,850,684)	$(56,678,825)

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Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$107,489,940	$ 129,654,983	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-81120 08-19

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT Research Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

Janus Henderson VIT Research Portfolio (unaudited)

PORTFOLIO SNAPSHOT We seek to create a high-conviction Portfolio reflecting the best ideas of our research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2019, Janus Henderson VIT Research Portfolio’s Institutional Shares and Service Shares returned 23.00% and 22.87%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 21.49% and its secondary benchmark, the S&P 500® Index, returned 18.54%. Another benchmark we use to measure performance, the Core Growth Index, returned 20.01%. The Core Growth Index is an internally-calculated benchmark combining returns from the Russell 1000 Growth Index (50%) and S&P 500 Index (50%).

INVESTMENT ENVIRONMENT

Stocks rebounded in the first quarter after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter. In the second quarter stocks were volatile. Equities lost ground in May as setbacks in U.S.-China trade negotiations raised fears that trade tensions will further dent global economic growth. Economic data also pointed to a weakening global economy during the period. Stocks then rebounded in June, driven in part by expectations of more accommodative monetary policy from central banks.

PERFORMANCE DISCUSSION

While we aim to outperform over shorter periods, our goal is to provide consistent outperformance long term by focusing on what we consider our strength: picking stocks and avoiding macroeconomic risks. Stocks are selected by our six global sector teams, which employ a bottom-up, fundamental approach to identify what we consider the best global opportunities.

This period, our stock selections in the industrial and consumer sectors were large contributors to relative performance. Stock selection in the technology and energy sectors detracted from relative results.

On an individual basis, Microsoft was our largest contributor. The stock was up after the company announced better-than-expected quarterly earnings results and offered a bullish outlook for fiscal year 2020. We’ve been impressed by the revenue growth of Microsoft’s commercial cloud business, which is now growing 40% annually. Those figures speak to the growth potential for Microsoft as it and Amazon – another top contributor during the period – continue to lead the buildout of enterprise cloud infrastructure globally. We believe companies are still in the early innings of this shift.

For Amazon, profitable segments such as Amazon Web Services and its advertising business continued to see strong growth, which helped drive the stock higher during the period. We continue to like Amazon, a longtime holding in the Portfolio, for the same reasons we’ve discussed in previous commentaries. The company’s scale and distribution advantage have entrenched it as a dominant e-commerce platform, which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, we believe Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Mastercard also made meaningful contributions to Fund performance. The company continued to demonstrate how its business model can address business-to-business payment solutions. A decision by many upstart fintech companies to use Mastercard and Visa’s payments networks – instead of competing against them – has also reinforced the durability of the two global card networks’ values, and helped drive the stock’s appreciation. Mastercard has been a longtime holding in our Portfolio, and a large contributor to Portfolio performance over the years. Our basic view is that Mastercard’s payments

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network among merchants, card issuers and card holders is a competitive moat that positions the business as a key beneficiary as more transactions migrate from cash and check to plastic and electronic payments. We believe Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the U.S., where many markets have a lower penetration of card and electronic payments and are experiencing significantly faster electronic purchase volume growth.

While pleased to outperform the benchmark this period, we still held some stocks that produced disappointing results. Two health care stocks, AbbVie and Bristol-Myers Squibb, were among our largest detractors. AbbVie’s stock declined after the company announced it would purchase Allergan at a significant premium. We believe the deal makes strategic sense, as Allergan’s medical aesthetics franchise and Vraylar are good assets and that Allergan’s women’s health business will combine nicely with AbbVie’s Orilissa. However, we believe the primary reason for the stock’s negative reaction was concern that AbbVie is making the acquisition because of worries about the pace of biosimilar erosion for Humira, AbbVie’s lead drug, which is expected to face additional competitors in 2023.

Bristol-Myers Squibb also weighed on returns. The stock declined due to ongoing uncertainties surrounding the firm’s acquisition of Celgene. However, we believe the stock is now attractively valued. We also believe the deal should give Bristol-Myers access to Celgene’s late-stage pipeline and $2.5 billion in cost-saving synergies. On its own, Bristol-Myers is developing Opdivo and Yervoy, two leading therapies in the rapidly growing immuno-oncology market. We believe ongoing clinical trials in earlier stage cancer could significantly expand sales potential.

Outside the health care sector, Coca-Cola was one of our largest detractors. The stock was down after the company issued weak guidance, due largely to currency headwinds. We sold the stock to increase position sizes of several stocks in which we had greater conviction.

OUTLOOK

After a brief reprieve, volatility has returned to equity markets as trade tensions escalate. But trade is only one part of the geopolitical story. In the months ahead, investors will have to continue digesting news around Brexit, the fallout of European Union elections and the 2020 U.S. presidential campaign. Each has the potential to create unwelcome uncertainty for consumers and businesses, which in turn could crimp global economic growth.

Already, we are seeing some signs of softening. New orders of capital goods, excluding defense and aircraft, declined 0.9% in April from the month prior. Shipments were flat for the same period, and in May, the Institute for Supply Management’s Purchasing Managers’ Index came in at 52.1%, still in expansionary territory, but down from an average of 56.7% over the past 12 months. And while the Morgan Stanley Composite Capex Plans Index saw a 2.2-point gain in May, suggesting some continued optimism by businesses, the results were calculated before President Trump threatened tariffs on Mexico and demonstrated his willingness to expand trade disputes.

Against this backdrop, we believe cyclical equities could face challenges. Even if trade resolutions are reached, we are in the later stages of the business cycle, a time when economic activity naturally ebbs.

Consequently, investors might be tempted to shy away from traditionally cyclical sectors, such as financials, consumer discretionary, technology and industrials. However we think a better approach is to focus on secular growth stories that are likely to persist regardless of where we are in the economic cycle. Through that lens, we believe compelling, long-term growth opportunities can be found throughout the market’s sectors. In technology, for example, the transition to cloud computing persists, driving steady demand for providers of Software as a Service and cloud platforms. In industrials, innovation continues with machine vision systems, which are increasingly being used in logistics and manufacturing. From our experience, such fundamentals are more pertinent to long-term returns than the geopolitical worries du jour.

Thank you for your investment in Janus Henderson VIT Research Portfolio.

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Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	2.39%	AbbVie Inc	-0.30%
	Amazon.com Inc	1.55%	Bristol-Myers Squibb Co	-0.10%
	Mastercard Inc	1.00%	Humana Inc	-0.07%
	Apple Inc	0.99%	Coca-Cola Co	-0.06%
	Visa Inc	0.94%	Altria Group Inc	-0.06%

	5 Top Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	0.80%	10.65%	11.81%
	Consumer Discretionary	0.77%	14.42%	15.14%
	Health Care	0.51%	13.26%	13.19%
	Materials	0.47%	3.71%	1.82%
	Information Technology	0.20%	33.62%	32.55%

	5 Bottom Performers - Sectors*
		Portfolio	Portfolio Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Communication Services	-0.48%	12.71%	12.25%
	Consumer Staples	-0.32%	4.67%	5.74%
	Utilities	-0.10%	0.26%	0.00%
	Other**	-0.06%	0.21%	0.00%
	Financials	-0.00%	4.25%	4.41%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Portfolio At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	8.3%
Amazon.com Inc
Internet & Direct Marketing Retail	6.4%
Alphabet Inc - Class C
Interactive Media & Services	5.7%
Apple Inc
Technology Hardware, Storage & Peripherals	3.2%
Visa Inc
Information Technology Services	3.1%
26.7%

Asset Allocation - (% of Net Assets)
Common Stocks	100.2%
Investment Companies	0.9%
Other	(1.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of December 31, 2018

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Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019						per the April 30, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Institutional Shares	23.00%	13.24%	11.82%	14.29%	8.72%	0.58%
Service Shares	22.87%	12.98%	11.55%	14.01%	8.43%	0.83%
Russell 1000 Growth Index	21.49%	11.56%	13.39%	16.28%	9.60%
S&P 500 Index	18.54%	10.42%	10.71%	14.70%	9.58%
Core Growth Index	20.01%	11.00%	12.06%	15.50%	9.63%
Morningstar Quartile - Institutional Shares	-	1st	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	-	306/1,402	633/1,286	728/1,117	285/434

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

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Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitionsfor index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

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Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Institutional Shares	$1,000.00	$1,230.00	$3.21	$1,000.00	$1,021.92	$2.91	0.58%
Service Shares	$1,000.00	$1,228.70	$4.59	$1,000.00	$1,020.68	$4.16	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – 100.2%
Aerospace & Defense – 3.1%
Axon Enterprise Inc*	28,658	$1,840,130
Boeing Co	21,889	7,967,815
L3 Technologies Inc	26,430	6,479,843
		16,287,788
Auto Components – 0.7%
Aptiv PLC	45,608	3,686,495
Beverages – 1.5%
Constellation Brands Inc	40,445	7,965,238
Biotechnology – 3.5%
AbbVie Inc	82,890	6,027,761
AnaptysBio Inc*	24,882	1,403,842
Insmed Inc*	66,793	1,709,901
Mirati Therapeutics Inc*	14,667	1,510,701
Neurocrine Biosciences Inc*	43,747	3,693,559
Sage Therapeutics Inc*	9,942	1,820,281
Sarepta Therapeutics Inc*	15,227	2,313,743
		18,479,788
Capital Markets – 1.9%
Blackstone Group LP	54,141	2,404,943
CME Group Inc	11,269	2,187,426
Intercontinental Exchange Inc	34,537	2,968,110
TD Ameritrade Holding Corp	50,574	2,524,654
		10,085,133
Chemicals – 1.9%
Air Products & Chemicals Inc	20,496	4,639,680
Sherwin-Williams Co	11,002	5,042,107
		9,681,787
Construction Materials – 0.6%
Vulcan Materials Co	24,574	3,374,256
Consumer Finance – 0.4%
Synchrony Financial	63,695	2,208,306
Containers & Packaging – 0.5%
Ball Corp	36,392	2,547,076
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings Inc*	53,798	2,802,338
Electrical Equipment – 0.3%
Sensata Technologies Holding PLC*	34,164	1,674,036
Electronic Equipment, Instruments & Components – 0.5%
Cognex Corp	51,300	2,461,374
Entertainment – 3.6%
Liberty Media Corp-Liberty Formula One*	83,617	3,128,112
Netflix Inc*	27,161	9,976,779
Walt Disney Co	41,845	5,843,236
		18,948,127
Equity Real Estate Investment Trusts (REITs) – 1.6%
Crown Castle International Corp	55,400	7,221,390
Equinix Inc	2,422	1,221,390
		8,442,780
Health Care Equipment & Supplies – 3.0%
Abbott Laboratories	79,399	6,677,456
Boston Scientific Corp (144A)*	139,104	5,978,690
ICU Medical Inc*	11,425	2,878,072
		15,534,218
Health Care Providers & Services – 2.9%
Humana Inc	13,459	3,570,673
UnitedHealth Group Inc	47,672	11,632,445
		15,203,118

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Health Care Technology – 0.5%
Teladoc Health Inc*	37,172	$2,468,593
Hotels, Restaurants & Leisure – 3.7%
Aramark	121,530	4,382,372
Dunkin' Brands Group Inc	12,128	966,116
Hilton Worldwide Holdings Inc	46,760	4,570,322
McDonald's Corp	27,005	5,607,858
Norwegian Cruise Line Holdings Ltd*	55,523	2,977,699
Starbucks Corp	12,846	1,076,880
		19,581,247
Independent Power and Renewable Electricity Producers – 0.1%
NRG Energy Inc	17,273	606,628
Industrial Conglomerates – 1.2%
Honeywell International Inc	35,572	6,210,515
Information Technology Services – 9.4%
Gartner Inc*	57,800	9,302,332
GoDaddy Inc*	46,765	3,280,565
Mastercard Inc	55,923	14,793,311
Visa Inc	93,598	16,243,933
Worldpay Inc*	46,555	5,705,315
		49,325,456
Insurance – 0.9%
Progressive Corp	59,644	4,767,345
Interactive Media & Services – 8.0%
Alphabet Inc - Class C*	27,445	29,665,575
Facebook Inc*	62,517	12,065,781
		41,731,356
Internet & Direct Marketing Retail – 7.0%
Amazon.com Inc*	17,735	33,583,528
Wayfair Inc*	20,657	3,015,922
		36,599,450
Life Sciences Tools & Services – 1.4%
Thermo Fisher Scientific Inc	24,879	7,306,465
Machinery – 1.9%
Deere & Co	18,849	3,123,468
Parker-Hannifin Corp	19,014	3,232,570
Wabtec Corp	49,319	3,539,131
		9,895,169
Media – 1.5%
Discovery Inc - Class C*	117,421	3,340,627
Liberty Broadband Corp*	43,642	4,548,369
		7,888,996
Oil, Gas & Consumable Fuels – 0.3%
Enterprise Products Partners LP	23,572	680,524
EOG Resources Inc	7,323	682,211
		1,362,735
Personal Products – 0.6%
Estee Lauder Cos Inc	18,314	3,353,477
Pharmaceuticals – 3.4%
Bristol-Myers Squibb Co	114,467	5,191,078
Elanco Animal Health Inc*	62,193	2,102,123
Merck & Co Inc	127,039	10,652,220
		17,945,421
Professional Services – 1.8%
CoStar Group Inc*	10,904	6,041,470
Verisk Analytics Inc	21,151	3,097,775
		9,139,245
Road & Rail – 1.2%
CSX Corp	77,877	6,025,344

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Research Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 6.8%
Lam Research Corp	34,297	$6,442,348
Microchip Technology Inc	57,460	4,981,782
Micron Technology Inc*	31,802	1,227,239
NVIDIA Corp	45,088	7,404,802
ON Semiconductor Corp*	59,026	1,192,915
Texas Instruments Inc	106,311	12,200,250
Xilinx Inc	16,495	1,945,090
		35,394,426
Software – 17.5%
Adobe Inc*	52,919	15,592,583
Autodesk Inc*	40,749	6,638,012
HubSpot Inc*	8,403	1,432,880
Intuit Inc	18,757	4,901,767
Microsoft Corp	322,832	43,246,575
salesforce.com Inc*	80,754	12,252,804
SS&C Technologies Holdings Inc	45,006	2,592,796
Tyler Technologies Inc*	19,451	4,201,805
Zendesk Inc*	8,896	792,011
		91,651,233
Technology Hardware, Storage & Peripherals – 3.2%
Apple Inc	83,830	16,591,634
Textiles, Apparel & Luxury Goods – 1.5%
NIKE Inc	93,375	7,838,831
Tobacco – 1.8%
Altria Group Inc	200,232	9,480,985
Total Common Stocks (cost $364,742,186)		524,546,409
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£ (cost $4,898,000)	4,897,510	4,897,510
Total Investments (total cost $369,640,186) – 101.1%		529,443,919
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(5,830,361)
Net Assets – 100%		$523,613,558

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	$8,558	$(15)	$(490)	$4,897,510

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 0.9%
Money Markets - 0.9%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	1,134,000	33,051,864	(29,288,354)	4,897,510

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT Research Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2019 is $5,978,690, which represents 1.1% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$524,546,409	$-	$-
Investment Companies	-	4,897,510	-
Total Assets	$524,546,409	$4,897,510	$-

Janus Aspen Series	11

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets:
Unaffiliated investments, at value(1)	$524,546,409
Affiliated investments, at value(2)	4,897,510
Cash	912
Non-interested Trustees' deferred compensation	13,251
Receivables:
Investments sold	31,768,891
Dividends	300,809
Portfolio shares sold	10,145
Foreign tax reclaims	1,931
Dividends from affiliates	263
Other assets	1,999
Total Assets	561,542,120
Liabilities:
Payables:	—
Investments purchased	37,271,857
Portfolio shares repurchased	306,426
Advisory fees	207,038
12b-1 Distribution and shareholder servicing fees	28,945
Transfer agent fees and expenses	21,985
Professional fees	20,021
Non-interested Trustees' deferred compensation fees	13,251
Non-interested Trustees' fees and expenses	3,367
Custodian fees	2,271
Affiliated portfolio administration fees payable	1,061
Accrued expenses and other payables	52,340
Total Liabilities	37,928,562
Net Assets	$523,613,558
Net Assets Consist of:
Capital (par value and paid-in surplus)	$342,854,882
Total distributable earnings (loss)	180,758,676
Total Net Assets	$523,613,558
Net Assets - Institutional Shares	$380,898,609
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,269,350
Net Asset Value Per Share	$37.09
Net Assets - Service Shares	$142,714,949
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,958,006
Net Asset Value Per Share	$36.06

(1) Includes cost of $364,742,186. (2) Includes cost of $4,898,000.

See Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson VIT Research Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Dividends	$3,092,859
Dividends from affiliates	8,558
Other income	35
Foreign tax withheld	(25)
Total Investment Income	3,101,427
Expenses:
Advisory fees	1,215,675
12b-1 Distribution and shareholder servicing fees:
Service Shares	172,946
Transfer agent administrative fees and expenses:
Institutional Shares	90,593
Service Shares	34,589
Other transfer agent fees and expenses:
Institutional Shares	4,525
Service Shares	1,052
Professional fees	26,615
Shareholder reports expense	21,873
Registration fees	15,984
Custodian fees	6,612
Non-interested Trustees’ fees and expenses	6,153
Affiliated portfolio administration fees	5,465
Other expenses	36,122
Total Expenses	1,638,204
Net Investment Income/(Loss)	1,463,223
Net Realized Gain/(Loss) on Investments:
Investments	20,890,314
Investments in affiliates	(15)
Total Net Realized Gain/(Loss) on Investments	20,890,299
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	79,945,364
Investments in affiliates	(490)
Total Change in Unrealized Net Appreciation/Depreciation	79,944,874
Net Increase/(Decrease) in Net Assets Resulting from Operations	$102,298,396

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$1,463,223	$2,266,769
Net realized gain/(loss) on investments	20,890,299	53,207,407
Change in unrealized net appreciation/depreciation	79,944,874	(64,203,109)
Net Increase/(Decrease) in Net Assets Resulting from Operations	102,298,396	(8,728,933)
Dividends and Distributions to Shareholders
Institutional Shares	(39,744,246)	(20,256,261)
Service Shares	(15,190,729)	(7,620,740)
Net Decrease from Dividends and Distributions to Shareholders	(54,934,975)	(27,877,001)
Capital Share Transactions:
Institutional Shares	17,781,074	(23,591,795)
Service Shares	2,849,577	(23,669,439)
Net Increase/(Decrease) from Capital Share Transactions	20,630,651	(47,261,234)
Net Increase/(Decrease) in Net Assets	67,994,072	(83,867,168)
Net Assets:
Beginning of period	455,619,486	539,486,654
End of period	$523,613,558	$455,619,486

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.70	$36.51	$28.93	$30.84	$35.76	$34.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.19	0.16	0.14	0.17	0.15
Net realized and unrealized gain/(loss)	7.58	(0.94)	7.87	(0.03)	1.92	4.08
Total from Investment Operations	7.70	(0.75)	8.03	0.11	2.09	4.23
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.21)	(0.13)	(0.16)	(0.23)	(0.13)
Distributions (from capital gains)	(4.20)	(1.85)	(0.32)	(1.86)	(6.78)	(2.54)
Total Dividends and Distributions	(4.31)	(2.06)	(0.45)	(2.02)	(7.01)	(2.67)
Net Asset Value, End of Period	$37.09	$33.70	$36.51	$28.93	$30.84	$35.76
Total Return*	23.00%	(2.58)%	27.88%	0.50%	5.35%	12.99%
Net Assets, End of Period (in thousands)	$380,899	$328,803	$379,048	$330,516	$380,663	$431,838
Average Net Assets for the Period (in thousands)	$367,173	$380,194	$360,896	$353,738	$413,393	$420,607
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.58%	0.61%	0.62%	0.71%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.58%	0.61%	0.62%	0.71%	0.55%
Ratio of Net Investment Income/(Loss)	0.65%	0.50%	0.48%	0.47%	0.49%	0.44%
Portfolio Turnover Rate	24%	47%	55%	58%	54%	60%

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.87	$35.68	$28.31	$30.24	$35.21	$33.74
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.09	0.08	0.06	0.08	0.06
Net realized and unrealized gain/(loss)	7.39	(0.92)	7.69	(0.02)	1.89	4.03
Total from Investment Operations	7.46	(0.83)	7.77	0.04	1.97	4.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.13)	(0.08)	(0.11)	(0.16)	(0.08)
Distributions (from capital gains)	(4.20)	(1.85)	(0.32)	(1.86)	(6.78)	(2.54)
Total Dividends and Distributions	(4.27)	(1.98)	(0.40)	(1.97)	(6.94)	(2.62)
Net Asset Value, End of Period	$36.06	$32.87	$35.68	$28.31	$30.24	$35.21
Total Return*	22.87%	(2.84)%	27.55%	0.27%	5.08%	12.73%
Net Assets, End of Period (in thousands)	$142,715	$126,817	$160,439	$143,900	$163,148	$162,422
Average Net Assets for the Period (in thousands)	$140,197	$148,101	$155,006	$151,772	$166,602	$163,094
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.83%	0.86%	0.87%	0.97%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.86%	0.87%	0.97%	0.80%
Ratio of Net Investment Income/(Loss)	0.40%	0.25%	0.23%	0.22%	0.25%	0.19%
Portfolio Turnover Rate	24%	47%	55%	58%	54%	60%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

16	JUNE 30, 2019

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s “base” fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark index. Prior to May 1, 2017, the Portfolio’s benchmark index used in the calculation is the Core Growth Index. Effective May 1, 2017, the Portfolio’s performance fee adjustment will be calculated based on a combination of the Core Growth Index and Russell 1000® Growth Index for a period of 36 months.

The calculation of the performance adjustment applies as follows:

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Notes to Financial Statements (unaudited)

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment performance of a Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended June 30, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended June 30, 2019, the Portfolio engaged in cross trades amounting to $1,153,792 in sales, resulting in a net realized loss of $9,965. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 370,419,363	$168,245,826	$ (9,221,270)	$ 159,024,556

5. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	68,077	$ 2,580,250	145,948	$ 5,564,327
Reinvested dividends and distributions	1,085,612	39,744,246	543,760	20,256,261
Shares repurchased	(641,133)	(24,543,422)	(1,313,591)	(49,412,383)
Net Increase/(Decrease)	512,556	$17,781,074	(623,883)	$(23,591,795)
Service Shares:
Shares sold	70,216	$ 2,612,384	369,299	$ 13,616,959
Reinvested dividends and distributions	426,826	15,190,729	209,452	7,620,740
Shares repurchased	(396,925)	(14,953,536)	(1,217,465)	(44,907,138)
Net Increase/(Decrease)	100,117	$ 2,849,577	(638,714)	$(23,669,439)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$122,972,626	$ 153,790,230	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years

22	JUNE 30, 2019

Janus Henderson VIT Research Portfolio

Notes to Financial Statements (unaudited)

ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

24	JUNE 30, 2019

Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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Additional Information (unaudited)

2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

26	JUNE 30, 2019

Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Janus Henderson VIT Research Portfolio

Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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Additional Information (unaudited)

and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

30	JUNE 30, 2019

Janus Henderson VIT Research Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

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Notes

NotesPage1

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Janus Henderson VIT Research Portfolio

Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-93078 08-19

SEMIANNUAL REPORT June 30, 2019

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Aspen Series

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable life insurance contract or variable annuity contract, may determine that it will no longer send you paper copies of the Portfolio’s shareholder reports, unless you specifically request paper copies of the reports. Beginning on January 1, 2021, for shareholders who are not insurance contract holders, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and your insurance company or plan sponsor, broker-dealer, or financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company or plan sponsor, broker-dealer, or financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by contacting your insurance company or plan sponsor, broker-dealer, or other financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your insurance company or plan sponsor, broker dealer or other financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or plan sponsor, broker dealer or other financial intermediary.

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT U.S. Low Volatility Portfolio

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

PORTFOLIO SNAPSHOT

An all equity portfolio that targets returns similar to the S&P 500® Index with lower absolute volatility over a market cycle. Our active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.

Sub-advised by Intech Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended June 30, 2019, VIT U.S. Low Volatility Portfolio’s Service Shares returned 17.72%. This compares to the 18.54% return posted by the S&P 500® Index, the Portfolio’s benchmark.

INVESTMENT STRATEGY

Intech’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios with similar returns to the S&P 500 Index over time, but with lower return volatility. In particular, the Portfolio attempts to achieve market-like returns over the long term and lower the volatility of the Portfolio’s absolute returns.

The investment process begins with the stocks in the Portfolio’s benchmark, the S&P 500 Index. Within specific risk constraints, Intech’s mathematical process attempts to identify stocks that have high volatility relative to the index, and low correlation to one another. Once the stocks are identified and the portfolio of stocks is constructed, it is then rebalanced and re-optimized periodically. The Portfolio aims to generate market-like returns over time with significantly lower return fluctuations. Although the Portfolio may underperform its benchmark in strong up markets, the strategy seeks to reduce losses in down markets. Therefore, while some downside protection and a more consistent experience are expected over the long term, the tracking-error (a measure of the divergence between the price behavior of the Portfolio versus its benchmark) relative to the S&P 500 Index is expected to be high.

PERFORMANCE REVIEW

After a large sell-off in the fourth quarter of 2018, U.S. equity markets have made strong double-digit gains and reached all-time highs in the first half of 2019. These gains come despite heightened volatility and a sell-off of over 6% in the month of May. From a sector perspective, information technology has been the strongest-performing segment while defensive stocks and sectors have tended to underperform.

On average, the Portfolio was overweight lower beta stocks, or stocks with lower sensitivity to market movements. During the period, higher beta stocks outperformed lower beta stocks and the overall market, on average. Consequently, the Portfolio’s overweight to lower beta stocks detracted from the Portfolio’s relative return for the period. However, the Portfolio benefited from its defensive positioning during the market sell-off period in the month of May.

From a sector perspective, the Portfolio’s average underweight allocation to information technology, which was the strongest-performing sector so far this year, was a detractor from relative performance. However, favorable selection effects within the utilities, consumer staples and energy sectors offset some of the negative impact from adverse sector positioning and contributed to the Portfolio’s relative performance during the period.

OUTLOOK

Because Intech does not conduct traditional economic or fundamental analysis, Intech has no view on individual stocks, sectors, economic, or market conditions.

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As Intech’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our Portfolio shareholders.

Thank you for your investment in VIT U.S. Low Volatility Portfolio.

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Portfolio At A Glance

June 30, 2019

5 Largest Equity Holdings - (% of Net Assets)
Southern Co
Electric Utilities	5.9%
Procter & Gamble Co
Household Products	5.1%
Consolidated Edison Inc
Multi-Utilities	4.0%
Johnson & Johnson
Pharmaceuticals	3.4%
Walmart Inc
Food & Staples Retailing	3.1%
21.5%

Asset Allocation - (% of Net Assets)
Common Stocks	99.4%
Investment Companies	0.9%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of June 30, 2019	As of December 31, 2018

2	JUNE 30, 2019

Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended June 30, 2019					per the April 30, 2019 prospectus
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses
Service Shares	17.72%	15.02%	9.90%	12.01%	0.82%
S&P 500 Index	18.54%	10.42%	10.71%	13.48%
Morningstar Quartile - Service Shares	-	1st	1st	1st
Morningstar Ranking - based on total returns for Large Value Funds	-	11/1,255	22/1,107	138/1,035

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The proprietary mathematical process used by Intech may not achieve the desired results. Since the portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate and higher expenses compared to a "buy and hold" or index fund strategy. Intech's low volatility strategy may underperform its benchmark during certain periods of up markets and may not achieve the desired level of protection in down markets.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 6, 2012

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Janus Henderson VIT U.S. Low Volatility Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in the share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Beginning Account Value (1/1/19)	Ending Account Value (6/30/19)	Expenses Paid During Period (1/1/19 - 6/30/19)†	Net Annualized Expense Ratio (1/1/19 - 6/30/19)
Service Shares	$1,000.00	$1,177.20	$4.43	$1,000.00	$1,020.73	$4.11	0.82%
†

Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectus for more information regarding waivers and/or reimbursements.

Janus Aspen Series	5

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – 99.4%
Aerospace & Defense – 3.9%
Boeing Co	985	$358,550
Harris Corp*	49,200	9,305,196
Lockheed Martin Corp	42,400	15,414,096
Northrop Grumman Corp	24,000	7,754,640
Raytheon Co	48,900	8,502,732
TransDigm Group Inc*	1,390	672,482
United Technologies Corp*	1,581	205,846
		42,213,542
Air Freight & Logistics – 1.8%
CH Robinson Worldwide Inc	116,900	9,860,515
Expeditors International of Washington Inc	130,300	9,884,558
		19,745,073
Airlines – 0.1%
United Continental Holdings Inc*	16,200	1,418,310
Automobiles – 0.1%
Ford Motor Co	63,277	647,324
General Motors Co	15,900	612,627
		1,259,951
Banks – 2.7%
BB&T Corp	15,900	781,167
Comerica Inc	3,180	230,995
Fifth Third Bancorp	122,400	3,414,960
First Republic Bank/CA	5,858	572,034
Huntington Bancshares Inc/OH	40,200	555,564
JPMorgan Chase & Co	22,000	2,459,600
KeyCorp	12,821	227,573
M&T Bank Corp	38,294	6,512,661
People's United Financial Inc	509,147	8,543,487
PNC Financial Services Group Inc	39,400	5,408,832
		28,706,873
Beverages – 2.3%
Brown-Forman Corp	21,500	1,191,745
Coca-Cola Co	63,800	3,248,696
Constellation Brands Inc	34,500	6,794,430
PepsiCo Inc	106,400	13,952,232
		25,187,103
Capital Markets – 3.5%
Bank of New York Mellon Corp	3,262	144,017
Cboe Global Markets Inc	16,100	1,668,443
CME Group Inc	107,000	20,769,770
Intercontinental Exchange Inc	138,510	11,903,549
Moody's Corp	3,050	595,696
MSCI Inc	3,361	802,573
Nasdaq Inc	9,400	903,998
S&P Global Inc	4,414	1,005,465
		37,793,511
Chemicals – 0.7%
Air Products & Chemicals Inc	5,938	1,344,185
Eastman Chemical Co	5,400	420,282
Ecolab Inc	7,700	1,520,288
International Flavors & Fragrances Inc	3,800	551,342
Linde PLC	4,879	979,703
Sherwin-Williams Co	5,400	2,474,766
		7,290,566
Commercial Services & Supplies – 1.6%
Copart Inc*	13,360	998,526
Republic Services Inc	142,000	12,302,880

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	JUNE 30, 2019

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Commercial Services & Supplies – (continued)
Waste Management Inc	31,000	$3,576,470
		16,877,876
Communications Equipment – 0.8%
F5 Networks Inc*	31,718	4,619,092
Motorola Solutions Inc	24,400	4,068,212
		8,687,304
Consumer Finance – 0.1%
Synchrony Financial	17,194	596,116
Containers & Packaging – 0.1%
Amcor PLC*	80,802	928,415
Ball Corp	4,126	288,779
		1,217,194
Diversified Consumer Services – 0.4%
H&R Block Inc	134,600	3,943,780
Diversified Telecommunication Services – 1.4%
AT&T Inc	390,291	13,078,651
Verizon Communications Inc	33,500	1,913,855
		14,992,506
Electric Utilities – 11.1%
Alliant Energy Corp	27,400	1,344,792
American Electric Power Co Inc	39,500	3,476,395
Duke Energy Corp	131,200	11,577,088
Edison International	45,900	3,094,119
Entergy Corp	37,500	3,859,875
Evergy Inc	48,300	2,905,245
Eversource Energy	13,615	1,031,472
Exelon Corp	121,420	5,820,875
FirstEnergy Corp	77,900	3,334,899
NextEra Energy Inc	36,154	7,406,508
Pinnacle West Capital Corp	20,200	1,900,618
PPL Corp	48,030	1,489,410
Southern Co	1,151,315	63,644,693
Xcel Energy Inc	160,200	9,530,298
		120,416,287
Electronic Equipment, Instruments & Components – 0.3%
FLIR Systems Inc	20,300	1,098,230
Keysight Technologies Inc*	24,340	2,185,975
		3,284,205
Energy Equipment & Services – 0.5%
Baker Hughes a GE Co	13,500	332,505
TechnipFMC PLC	202,100	5,242,474
		5,574,979
Entertainment – 0.8%
Activision Blizzard Inc	42,429	2,002,649
Electronic Arts Inc*	9,543	966,324
Take-Two Interactive Software Inc*	7,980	905,969
Walt Disney Co	33,289	4,648,476
		8,523,418
Equity Real Estate Investment Trusts (REITs) – 5.5%
American Tower Corp	26,399	5,397,276
Apartment Investment & Management Co	27,397	1,373,138
AvalonBay Communities Inc	24,200	4,916,956
Crown Castle International Corp	28,972	3,776,500
Duke Realty Corp	60,400	1,909,244
Equinix Inc	6,770	3,414,043
Equity Residential	36,298	2,755,744
Essex Property Trust Inc	15,400	4,495,722
Extra Space Storage Inc	77,326	8,204,289

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	7

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
HCP Inc	96,900	$3,098,862
Mid-America Apartment Communities Inc	6,100	718,336
Public Storage	33,087	7,880,331
Realty Income Corp	11,348	782,672
SBA Communications Corp*	5,900	1,326,556
Simon Property Group Inc	13,616	2,175,292
UDR Inc	73,257	3,288,507
Ventas Inc	18,840	1,287,714
Vornado Realty Trust	8,300	532,030
Welltower Inc	25,830	2,105,920
		59,439,132
Food & Staples Retailing – 4.0%
Kroger Co	13,300	288,743
Sysco Corp	139,800	9,886,656
Walmart Inc	303,400	33,522,666
		43,698,065
Food Products – 7.8%
Archer-Daniels-Midland Co	14,500	591,600
Campbell Soup Co	3,626	145,294
Conagra Brands Inc	345,800	9,170,616
General Mills Inc	599,896	31,506,538
Hershey Co	145,700	19,528,171
Hormel Foods Corp#	31,191	1,264,483
JM Smucker Co	4,000	460,760
Kellogg Co	371,800	19,917,326
Lamb Weston Holdings Inc	17,965	1,138,262
Tyson Foods Inc	11,300	912,362
		84,635,412
Gas Utilities – 0.1%
Atmos Energy Corp	12,464	1,315,700
Health Care Equipment & Supplies – 1.0%
Baxter International Inc	12,000	982,800
Becton Dickinson and Co	15,435	3,889,774
Cooper Cos Inc	5,000	1,684,450
DENTSPLY SIRONA Inc	18,311	1,068,630
Intuitive Surgical Inc*	5,242	2,749,691
Medtronic PLC	7,700	749,903
		11,125,248
Health Care Providers & Services – 3.4%
Anthem Inc	8,200	2,314,122
Cigna Corp	11,575	1,823,641
HCA Healthcare Inc	6,900	932,673
Humana Inc	59,200	15,705,760
Laboratory Corp of America Holdings*	83,900	14,506,310
Universal Health Services Inc	8,900	1,160,471
		36,442,977
Hotels, Restaurants & Leisure – 4.4%
Chipotle Mexican Grill Inc*	1,160	850,141
Darden Restaurants Inc	81,800	9,957,514
Hilton Worldwide Holdings Inc	10,107	987,858
Marriott International Inc/MD	5,937	832,902
McDonald's Corp	147,611	30,652,900
Starbucks Corp	41,810	3,504,932
Yum! Brands Inc	4,006	443,344
		47,229,591
Household Durables – 0.4%
DR Horton Inc	21,549	929,408
Garmin Ltd	28,800	2,298,240
Lennar Corp	13,878	672,528

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	JUNE 30, 2019

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Household Durables – (continued)
PulteGroup Inc	23,609	$746,517
		4,646,693
Household Products – 9.6%
Clorox Co	116,838	17,889,066
Colgate-Palmolive Co	10,900	781,203
Kimberly-Clark Corp	231,163	30,809,405
Procter & Gamble Co	500,261	54,853,619
		104,333,293
Independent Power and Renewable Electricity Producers – 0.3%
AES Corp/VA	52,600	881,576
NRG Energy Inc	51,900	1,822,728
		2,704,304
Industrial Conglomerates – 0.1%
General Electric Co	43,462	456,351
Honeywell International Inc	3,394	592,558
		1,048,909
Information Technology Services – 1.5%
Akamai Technologies Inc*	20,200	1,618,828
FleetCor Technologies Inc*	5,010	1,407,059
Global Payments Inc	5,908	946,048
Mastercard Inc	27,405	7,249,445
Total System Services Inc	20,800	2,668,016
VeriSign Inc*	6,800	1,422,288
Visa Inc	3,041	527,766
Western Union Co	31,564	627,808
		16,467,258
Insurance – 2.3%
Aflac Inc	21,000	1,151,010
Allstate Corp	10,100	1,027,069
Aon PLC	41,100	7,931,478
Arthur J Gallagher & Co	4,249	372,170
Assurant Inc	3,174	337,650
Everest Re Group Ltd	24,675	6,099,166
Hartford Financial Services Group Inc	56,000	3,120,320
Marsh & McLennan Cos Inc	2,628	262,143
Progressive Corp	56,600	4,524,038
Willis Towers Watson PLC	2,300	440,542
		25,265,586
Interactive Media & Services – 0.1%
TripAdvisor Inc*	4,158	192,474
Twitter Inc*	9,867	344,358
		536,832
Internet & Direct Marketing Retail – 0.4%
eBay Inc	25,548	1,009,146
Expedia Group Inc	21,500	2,860,145
		3,869,291
Leisure Products – 0.6%
Hasbro Inc	57,700	6,097,736
Media – 0.3%
Fox Corp - Class A	25,929	950,039
Fox Corp - Class B	19,866	725,705
Omnicom Group Inc	20,967	1,718,246
		3,393,990
Metals & Mining – 1.5%
Newmont Goldcorp Corp	424,436	16,328,053
Multiline Retail – 1.2%
Dollar General Corp	13,800	1,865,208
Dollar Tree Inc*	7,350	789,317

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Multiline Retail – (continued)
Kohl's Corp	8,600	$408,930
Macy's Inc	13,700	294,002
Nordstrom Inc#	43,209	1,376,639
Target Corp	101,000	8,747,610
		13,481,706
Multi-Utilities – 7.2%
Ameren Corp	49,800	3,740,478
CenterPoint Energy Inc	37,184	1,064,578
CMS Energy Corp	84,041	4,866,814
Consolidated Edison Inc	499,200	43,769,856
Dominion Energy Inc	106,303	8,219,348
DTE Energy Co	24,672	3,155,055
NiSource Inc	111,328	3,206,246
Public Service Enterprise Group Inc	59,630	3,507,437
Sempra Energy	15,900	2,185,296
WEC Energy Group Inc	52,749	4,397,684
		78,112,792
Oil, Gas & Consumable Fuels – 1.6%
Anadarko Petroleum Corp	34,308	2,420,772
Cabot Oil & Gas Corp	23,485	539,216
Concho Resources Inc	4,169	430,157
ConocoPhillips	21,300	1,299,300
HollyFrontier Corp	37,800	1,749,384
Kinder Morgan Inc/DE	28,751	600,321
Marathon Petroleum Corp	19,276	1,077,143
Occidental Petroleum Corp	3,869	194,533
ONEOK Inc	11,000	756,910
Phillips 66	27,100	2,534,934
Pioneer Natural Resources Co	11,500	1,769,390
Valero Energy Corp	47,100	4,032,231
		17,404,291
Personal Products – 0.3%
Estee Lauder Cos Inc	16,800	3,076,248
Pharmaceuticals – 3.8%
Eli Lilly & Co	23,195	2,569,774
Johnson & Johnson	262,901	36,616,851
Merck & Co Inc	17,200	1,442,220
		40,628,845
Professional Services – 0.4%
Equifax Inc	7,825	1,058,253
Verisk Analytics Inc	23,400	3,427,164
		4,485,417
Road & Rail – 0.3%
JB Hunt Transport Services Inc	18,600	1,700,226
Kansas City Southern	2,085	253,995
Norfolk Southern Corp	4,003	797,918
		2,752,139
Semiconductor & Semiconductor Equipment – 0.7%
Analog Devices Inc	9,304	1,050,142
Broadcom Inc	5,293	1,523,643
Qorvo Inc*	32,585	2,170,487
Skyworks Solutions Inc	8,065	623,183
Xilinx Inc	17,769	2,095,320
		7,462,775
Software – 0.4%
Cadence Design Systems Inc*	10,524	745,204
Citrix Systems Inc	10,900	1,069,726
Red Hat Inc*	9,200	1,727,392
salesforce.com Inc*	124	18,815

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	JUNE 30, 2019

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Shares		Value
Common Stocks – (continued)
Software – (continued)
Symantec Corp	2,168	$47,176
Synopsys Inc*	9,256	1,191,155
		4,799,468
Specialty Retail – 3.6%
AutoZone Inc*	23,160	25,463,725
Gap Inc*,#	78,203	1,405,308
Lowe's Cos Inc	10,252	1,034,529
O'Reilly Automotive Inc*	5,800	2,142,056
Ross Stores Inc	5,715	566,471
Tiffany & Co	10,500	983,220
TJX Cos Inc	78,812	4,167,579
Ulta Beauty Inc*	9,200	3,191,388
		38,954,276
Technology Hardware, Storage & Peripherals – 1.2%
Apple Inc	65,100	12,884,592
Textiles, Apparel & Luxury Goods – 1.0%
Capri Holdings Ltd*	39,623	1,374,126
NIKE Inc	8,700	730,365
PVH Corp	24,500	2,318,680
Tapestry Inc	135,962	4,314,074
VF Corp	25,700	2,244,895
		10,982,140
Tobacco – 1.7%
Altria Group Inc	389,700	18,452,295
Trading Companies & Distributors – 0.3%
WW Grainger Inc	11,600	3,111,468
Water Utilities – 0.2%
American Water Works Co Inc	16,400	1,902,400
Total Common Stocks (cost $822,964,918)		1,074,797,516
Investment Companies – 0.9%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº,£	3,075,475	3,075,475
Money Markets – 0.6%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº,£	7,126,110	7,126,110
Total Investment Companies (cost $10,201,993)		10,201,585
Total Investments (total cost $833,166,911) – 100.3%		1,084,999,101
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(3,184,370)
Net Assets – 100%		$1,081,814,731

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,077,848,509	99.3%
United Kingdom	7,150,592	0.7

Total	$1,084,999,101	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT U.S. Low Volatility Portfolio

Schedule of Investments (unaudited)

June 30, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/19
Investment Companies - 0.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	$32,459∆	$-	$-	$3,075,475
Money Markets - 0.6%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	88,687	204	(408)	7,126,110
Total Affiliated Investments - 0.9%	$121,146	$204	$(408)	$10,201,585

	Share Balance at 12/31/18	Purchases	Sales	Share Balance at 6/30/19
Investment Companies - 0.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.3%
Janus Henderson Cash Collateral Fund LLC, 2.3576%ºº	738,000	20,081,036	(17,743,561)	3,075,475
Money Markets - 0.6%
Janus Henderson Cash Liquidity LLC, 2.5007%ºº	7,358,099	73,130,867	(73,362,856)	7,126,110

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	JUNE 30, 2019

Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2019.

#	Loaned security; a portion of the security is on loan at June 30, 2019.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,074,797,516	$-	$-
Investment Companies	-	10,201,585	-
Total Assets	$1,074,797,516	$10,201,585	$-

Janus Aspen Series	13

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Assets and Liabilities (unaudited)

June 30, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$1,074,797,516
Affiliated investments, at value(3)	10,201,585
Cash	6,552
Non-interested Trustees' deferred compensation	27,374
Receivables:
Dividends	1,150,890
Portfolio shares sold	20,347
Dividends from affiliates	14,006
Foreign tax reclaims	4,053
Other assets	8,077
Total Assets	1,086,230,400
Liabilities:
Collateral for securities loaned (Note 2)	3,075,475
Payables:	—
Portfolio shares repurchased	529,143
Advisory fees	444,818
12b-1 Distribution and shareholder servicing fees	222,409
Transfer agent fees and expenses	45,513
Non-interested Trustees' deferred compensation fees	27,374
Professional fees	15,298
Non-interested Trustees' fees and expenses	7,288
Affiliated portfolio administration fees payable	2,224
Custodian fees	1,226
Accrued expenses and other payables	44,901
Total Liabilities	4,415,669
Net Assets	$1,081,814,731
Net Assets Consist of:
Capital (par value and paid-in surplus)	$794,133,963
Total distributable earnings (loss)	287,680,768
Total Net Assets	$1,081,814,731
Net Assets - Service Shares	$1,081,814,731
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,130,770
Net Asset Value Per Share	$17.99

(1) Includes cost of $822,964,918. (2) Includes $2,995,663 of securities on loan. See Note 2 in Notes to Financial Statements. (3) Includes cost of $10,201,993.

See Notes to Financial Statements.

14	JUNE 30, 2019

Janus Henderson VIT U.S. Low Volatility Portfolio

Statement of Operations (unaudited)

For the period ended June 30, 2019

Investment Income:
Dividends	$14,452,822
Dividends from affiliates	88,687
Affiliated securities lending income, net	32,459
Interest	103
Other income	91
Foreign tax withheld	(3,060)
Total Investment Income	14,571,102
Expenses:
Advisory fees	2,635,936
12b-1 Distribution and shareholder servicing fees	1,317,968
Transfer agent administrative fees and expenses	263,594
Other transfer agent fees and expenses	7,239
Professional fees	26,012
Non-interested Trustees’ fees and expenses	13,777
Affiliated portfolio administration fees	11,517
Shareholder reports expense	6,890
Custodian fees	5,261
Registration fees	35
Other expenses	47,946
Total Expenses	4,336,175
Net Investment Income/(Loss)	10,234,927
Net Realized Gain/(Loss) on Investments:
Investments	31,441,801
Investments in affiliates	204
Total Net Realized Gain/(Loss) on Investments	31,442,005
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	131,246,414
Investments in affiliates	(408)
Total Change in Unrealized Net Appreciation/Depreciation	131,246,006
Net Increase/(Decrease) in Net Assets Resulting from Operations	$172,922,938

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT U.S. Low Volatility Portfolio

Statements of Changes in Net Assets

	Period ended June 30, 2019 (unaudited)	Year ended December 31, 2018

Operations:
Net investment income/(loss)	$10,234,927	$17,842,851
Net realized gain/(loss) on investments	31,442,005	42,131,771
Change in unrealized net appreciation/depreciation	131,246,006	(107,161,580)
Net Increase/(Decrease) in Net Assets Resulting from Operations	172,922,938	(47,186,958)
Dividends and Distributions to Shareholders
Dividends and Distributions to Shareholders	(52,020,770)	(38,600,257)
Net Decrease from Dividends and Distributions to Shareholders	(52,020,770)	(38,600,257)
Capital Shares Transactions	(43,780,046)	(60,298,167)
Net Increase/(Decrease) in Net Assets	77,122,122	(146,085,382)
Net Assets:
Beginning of period	1,004,692,609	1,150,777,991
End of period	$1,081,814,731	$1,004,692,609

See Notes to Financial Statements.

16	JUNE 30, 2019

Janus Henderson VIT U.S. Low Volatility Portfolio

Financial Highlights

Service Shares
For a share outstanding during the period ended June 30, 2019 (unaudited) and the year ended December 31	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.05	$17.43	$15.30	$14.36	$14.28	$12.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.28	0.24	0.26	0.25	0.21
Net realized and unrealized gain/(loss)	2.66	(1.05)	2.11	1.14	0.32	1.95
Total from Investment Operations	2.83	(0.77)	2.35	1.40	0.57	2.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.30)	(0.22)	(0.23)	(0.22)	(0.10)
Distributions (from capital gains)	(0.72)	(0.31)	—	(0.23)	(0.27)	(0.03)
Total Dividends and Distributions	(0.89)	(0.61)	(0.22)	(0.46)	(0.49)	(0.13)
Net Asset Value, End of Period	$17.99	$16.05	$17.43	$15.30	$14.36	$14.28
Total Return*	17.72%	(4.58)%	15.44%	9.71%	4.09%	17.70%
Net Assets, End of Period (in thousands)	$1,081,815	$1,004,693	$1,150,778	$962,999	$695,281	$449,384
Average Net Assets for the Period (in thousands)	$1,068,636	$1,106,198	$1,059,734	$831,798	$588,016	$322,054
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.82%	0.82%	0.82%	0.79%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%	0.82%	0.79%	0.79%
Ratio of Net Investment Income/(Loss)	1.93%	1.61%	1.50%	1.72%	1.75%	1.60%
Portfolio Turnover Rate	9%	20%	18%	29%	30%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson VIT U.S. Low Volatility Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 11 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act.

The Portfolio currently offers Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including other portfolios, participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following accounting policies have been followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Portfolio are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Portfolio uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2019 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Portfolio’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Portfolio, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Portfolio’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Portfolio and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Portfolio’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Portfolio invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$2,995,663	$—	$(2,995,663)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. See “Securities Lending” in the notes to financial statements for additional information.

Real Estate Investing

To the extent that real estate-related securities may be included in the Portfolio’s named benchmark index, Intech’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of June

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

30, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $2,995,663. Gross amounts of recognized liabilities for securities lending (collateral received) as of June 30, 2019 is $3,075,475, resulting in the net amount due to the counterparty of $79,812.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

Intech Investment Management LLC (“Intech”) serves as subadviser to the Portfolio. As subadviser, Intech provides day-to-day management of the investment operations of the Portfolio subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of Intech.

Janus Capital pays Intech a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (calculated after any fee waivers and expense reimbursement).

Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio or reimburse expenses in an amount equal to the amount, if any, that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees, transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Portfolio’s average daily net assets. Janus Capital has agreed to continue the waivers until at least May 1, 2020. If applicable, amounts waived and/or reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio. Any unused portion will be reimbursed to the applicable share class at least annually.

In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for these internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and servicing fees, and the payments may exceed 12b-1 distribution and servicing fees actually incurred. If any of the Portfolio’s actual 12b-1 distribution and servicing fees incurred during a calendar year are less than the payments made during a calendar year, the Portfolio will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Portfolio pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Portfolio. Total compensation of $19,642 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended June 30, 2019. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of June 30, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended June 30, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $231,325 were paid by the Trust to the Trustees under the Deferred Plan during the period ended June 30, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates as an “institutional” money market fund and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The units of the Sweep Vehicle are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended June 30, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 833,203,459	$265,817,448	$(14,021,806)	$ 251,795,642

5. Capital Share Transactions

	Period ended June 30, 2019		Year ended December 31, 2018
	Shares	Amount	Shares	Amount

Service Shares:
Shares sold	1,984,484	$ 34,945,765	7,860,759	$134,132,328
Reinvested dividends and distributions	2,915,962	52,020,770	2,310,216	38,600,257
Shares repurchased	(7,363,836)	(130,746,581)	(13,599,710)	(233,030,752)
Net Increase/(Decrease)	(2,463,390)	$(43,780,046)	(3,428,735)	$ (60,298,167)

6. Purchases and Sales of Investment Securities

For the period ended June 30, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$93,803,877	$ 181,680,195	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for portfolios with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Portfolio’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820), in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. An entity is permitted, and Management has decided, to early adopt the removed and modified disclosures in these financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to June 30, 2019 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free) . Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each Fund of Janus Investment Fund (together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a

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Additional Information (unaudited)

quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Forty Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31,

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2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Intech had taken or were taking to improve performance.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1)

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the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the VIT Portfolios, and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”):

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable.

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• For Janus Henderson Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Unconstrained Bond Portfolio, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for both share classes.

• For Janus Henderson U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group average for its sole share class.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale

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Additional Information (unaudited)

in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds,

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and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Portfolio’s net assets. This is because the majority of the Portfolio’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the

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Janus Henderson VIT U.S. Low Volatility Portfolio

Useful Information About Your Portfolio Report (unaudited)

period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes

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Janus Henderson VIT U.S. Low Volatility Portfolio

Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

109-24-81127 08-19

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Controls and Procedures

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: August 29, 2019

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: August 29, 2019